FINANCIAL STATEMENTS OF
THE PRUDENTIAL VARIABLE APPRECIABLE ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2024

	SUBACCOUNTS
	PSF PGIM Government Money Market Portfolio (Class I)	PSF PGIM Total Return Bond Portfolio (Class I)	PSF PGIM Jennison Blend Portfolio (Class I)	PSF PGIM Flexible Managed Portfolio (Class I)	PSF PGIM 50/50 Balanced Portfolio (Class I)
ASSETS
Investment in the portfolios, at fair value	$99,259,588	$777,814,346	$3,332,717,534	$1,881,196,027	$1,263,455,754
Net Assets	$99,259,588	$777,814,346	$3,332,717,534	$1,881,196,027	$1,263,455,754

NET ASSETS, representing:
Accumulation units	$99,259,588	$777,814,346	$3,332,717,534	$1,881,196,027	$1,263,455,754
	$99,259,588	$777,814,346	$3,332,717,534	$1,881,196,027	$1,263,455,754

Units outstanding	45,116,186	119,811,650	116,559,478	135,951,748	123,848,475

Portfolio shares held	9,925,959	52,768,952	27,099,671	36,677,638	28,610,864
Portfolio net asset value per share	$10.00	$14.74	$122.98	$51.29	$44.16
Investment in portfolio shares, at cost	$99,259,588	$670,829,026	$579,114,247	$556,072,130	$403,062,134

STATEMENTS OF OPERATIONS
For the period ended December 31, 2024

	SUBACCOUNTS
	PSF PGIM Government Money Market Portfolio (Class I)	PSF PGIM Total Return Bond Portfolio (Class I)	PSF PGIM Jennison Blend Portfolio (Class I)	PSF PGIM Flexible Managed Portfolio (Class I)	PSF PGIM 50/50 Balanced Portfolio (Class I)
	1/1/2024	1/1/2024	1/1/2024	1/1/2024	1/1/2024
	to	to	to	to	to
	12/31/2024	12/31/2024	12/31/2024	12/31/2024	12/31/2024

INVESTMENT INCOME
Dividend income	$4,780,517	$—	$—	$—	$—

EXPENSES
Charges for mortality and expense risk	700,212	4,651,968	23,618,736	14,040,342	9,443,222
Reimbursement for excess expenses	—	—	—	—	—
NET INVESTMENT INCOME (LOSS)	4,080,305	(4,651,968)	(23,618,736)	(14,040,342)	(9,443,222)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	—	1,164,650	172,620,337	73,532,682	50,756,113
Net change in unrealized appreciation (depreciation) on investments	—	23,836,862	550,802,851	188,521,649	100,134,881
NET GAIN (LOSS) ON INVESTMENTS	—	25,001,512	723,423,188	262,054,331	150,890,994

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$4,080,305	$20,349,544	$699,804,452	$248,013,989	$141,447,772

The accompanying notes are an integral part of these financial statements.
A1

FINANCIAL STATEMENTS OF
THE PRUDENTIAL VARIABLE APPRECIABLE ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2024

	SUBACCOUNTS
	PSF PGIM High Yield Bond Portfolio (Class I)	PSF Stock Index Portfolio (Class I)	PSF PGIM Jennison Value Portfolio (Class I)	PSF Natural Resources Portfolio (Class I)	PSF Global Portfolio (Class I)
ASSETS
Investment in the portfolios, at fair value	$158,889,909	$2,200,568,426	$907,328,898	$306,062,077	$431,974,014
Net Assets	$158,889,909	$2,200,568,426	$907,328,898	$306,062,077	$431,974,014

NET ASSETS, representing:
Accumulation units	$158,889,909	$2,200,568,426	$907,328,898	$306,062,077	$431,974,014
	$158,889,909	$2,200,568,426	$907,328,898	$306,062,077	$431,974,014

Units outstanding	18,067,403	68,496,188	38,531,795	14,812,895	58,424,905

Portfolio shares held	22,098,736	15,267,942	14,837,758	6,868,539	6,798,458
Portfolio net asset value per share	$7.19	$144.13	$61.15	$44.56	$63.54
Investment in portfolio shares, at cost	$105,409,810	$239,399,194	$222,343,490	$106,343,666	$101,661,996

STATEMENTS OF OPERATIONS
For the period ended December 31, 2024

	SUBACCOUNTS
	PSF PGIM High Yield Bond Portfolio (Class I)	PSF Stock Index Portfolio (Class I)	PSF PGIM Jennison Value Portfolio (Class I)	PSF Natural Resources Portfolio (Class I)	PSF Global Portfolio (Class I)
	1/1/2024	1/1/2024	1/1/2024	1/1/2024	1/1/2024
	to	to	to	to	to
	12/31/2024	12/31/2024	12/31/2024	12/31/2024	12/31/2024

INVESTMENT INCOME
Dividend income	$—	$—	$—	$—	$—

EXPENSES
Charges for mortality and expense risk	1,144,250	15,086,541	6,316,151	2,385,063	3,402,375
Reimbursement for excess expenses	—	—	—	—	—
NET INVESTMENT INCOME (LOSS)	(1,144,250)	(15,086,541)	(6,316,151)	(2,385,063)	(3,402,375)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	2,352,976	106,338,639	40,008,900	12,415,458	208,362,404
Net change in unrealized appreciation (depreciation) on investments	10,527,563	344,345,529	123,553,665	1,600,509	(125,155,856)
NET GAIN (LOSS) ON INVESTMENTS	12,880,539	450,684,168	163,562,565	14,015,967	83,206,548

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$11,736,289	$435,597,627	$157,246,414	$11,630,904	$79,804,173
The accompanying notes are an integral part of these financial statements.
A2

FINANCIAL STATEMENTS OF
THE PRUDENTIAL VARIABLE APPRECIABLE ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2024

	SUBACCOUNTS
	PSF PGIM Government Income Portfolio (Class I)	PSF PGIM Jennison Growth Portfolio (Class I)	PSF Small-Cap Stock Index Portfolio (Class I)	T. Rowe Price International Stock Portfolio	Janus Henderson VIT Research Portfolio (Institutional Shares)
ASSETS
Investment in the portfolios, at fair value	$67,254,835	$1,743,463,490	$495,331,321	$1,156,404	$9,494,331
Net Assets	$67,254,835	$1,743,463,490	$495,331,321	$1,156,404	$9,494,331

NET ASSETS, representing:
Accumulation units	$67,254,835	$1,743,463,490	$495,331,321	$1,156,404	$9,494,331
	$67,254,835	$1,743,463,490	$495,331,321	$1,156,404	$9,494,331

Units outstanding	16,230,354	84,001,874	33,633,037	458,503	1,009,087

Portfolio shares held	5,209,515	9,403,287	7,827,613	77,300	159,837
Portfolio net asset value per share	$12.91	$185.41	$63.28	$14.96	$59.40
Investment in portfolio shares, at cost	$58,609,534	$151,235,260	$100,579,791	$776,294	$3,189,856

STATEMENTS OF OPERATIONS
For the period ended December 31, 2024

	SUBACCOUNTS
	PSF PGIM Government Income Portfolio (Class I)	PSF PGIM Jennison Growth Portfolio (Class I)	PSF Small-Cap Stock Index Portfolio (Class I)	T. Rowe Price International Stock Portfolio	Janus Henderson VIT Research Portfolio (Institutional Shares)
	1/1/2024	1/1/2024	1/1/2024	1/1/2024	1/1/2024
	to	to	to	to	to
	12/31/2024	12/31/2024	12/31/2024	12/31/2024	12/31/2024

INVESTMENT INCOME
Dividend income	$—	$—	$—	$11,219	$2,619

EXPENSES
Charges for mortality and expense risk	502,687	11,555,570	3,440,513	7,178	52,740
Reimbursement for excess expenses	—	—	—	—	—
NET INVESTMENT INCOME (LOSS)	(502,687)	(11,555,570)	(3,440,513)	4,041	(50,121)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Capital gains distributions received	—	—	—	29,032	249,066
Net realized gain (loss) on shares redeemed	433,247	96,449,024	23,425,991	3,284	174,576
Net change in unrealized appreciation (depreciation) on investments	260,147	331,497,202	15,633,525	(5,023)	2,160,432
NET GAIN (LOSS) ON INVESTMENTS	693,394	427,946,226	39,059,516	27,293	2,584,074

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$190,707	$416,390,656	$35,619,003	$31,334	$2,533,953
The accompanying notes are an integral part of these financial statements.
A3

FINANCIAL STATEMENTS OF
THE PRUDENTIAL VARIABLE APPRECIABLE ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2024

	SUBACCOUNTS
	MFS® Growth Series (Initial Class)	LVIP American Century Value Fund (Standard Class II)	Janus Henderson VIT Research Portfolio (Service Shares)	PSF Mid-Cap Growth Portfolio (Class I)	AST Large-Cap Growth Portfolio
ASSETS
Investment in the portfolios, at fair value	$7,844,499	$3,423,321	$141,289	$1,679,097	$1,444,658
Net Assets	$7,844,499	$3,423,321	$141,289	$1,679,097	$1,444,658

NET ASSETS, representing:
Accumulation units	$7,844,499	$3,423,321	$141,289	$1,679,097	$1,444,658
	$7,844,499	$3,423,321	$141,289	$1,679,097	$1,444,658

Units outstanding	672,479	458,796	20,999	205,283	19,241

Portfolio shares held	107,004	279,935	2,503	53,153	15,312
Portfolio net asset value per share	$73.31	$12.23	$56.44	$31.59	$94.35
Investment in portfolio shares, at cost	$2,631,550	$1,698,767	$40,854	$365,225	$234,604

STATEMENTS OF OPERATIONS
For the period ended December 31, 2024

	SUBACCOUNTS
	MFS® Growth Series (Initial Class)	LVIP American Century Value Fund (Standard Class II)	Janus Henderson VIT Research Portfolio (Service Shares)	PSF Mid-Cap Growth Portfolio (Class I)	AST Large-Cap Growth Portfolio
	1/1/2024	1/1/2024	1/1/2024	1/1/2024	1/1/2024
	to	to	to	to	to
	12/31/2024	12/31/2024	12/31/2024	12/31/2024	12/31/2024

INVESTMENT INCOME
Dividend income	$—	$100,013	$—	$—	$—

EXPENSES
Charges for mortality and expense risk	44,105	20,537	1,194	11,553	10,280
Reimbursement for excess expenses	—	—	—	—	—
NET INVESTMENT INCOME (LOSS)	(44,105)	79,476	(1,194)	(11,553)	(10,280)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Capital gains distributions received	564,217	195,539	3,966	—	—
Net realized gain (loss) on shares redeemed	89,920	3,679	2,249	64,383	86,539
Net change in unrealized appreciation (depreciation) on investments	1,295,104	5,939	32,604	144,512	263,354
NET GAIN (LOSS) ON INVESTMENTS	1,949,241	205,157	38,819	208,895	349,893

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$1,905,136	$284,633	$37,625	$197,342	$339,613

The accompanying notes are an integral part of these financial statements.
A4

FINANCIAL STATEMENTS OF
THE PRUDENTIAL VARIABLE APPRECIABLE ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2024

	SUBACCOUNTS
	AST Large-Cap Value Portfolio	AST Small-Cap Equity Portfolio	AST Balanced Asset Allocation Portfolio	AST Preservation Asset Allocation Portfolio	AST Cohen & Steers Realty Portfolio
ASSETS
Investment in the portfolios, at fair value	$701,109	$585,588	$1,300,096	$366,009	$46,984,917
Net Assets	$701,109	$585,588	$1,300,096	$366,009	$46,984,917

NET ASSETS, representing:
Accumulation units	$701,109	$585,588	$1,300,096	$366,009	$46,984,917
	$701,109	$585,588	$1,300,096	$366,009	$46,984,917

Units outstanding	23,259	13,537	48,247	18,621	3,961,575

Portfolio shares held	13,332	7,305	46,399	17,200	2,623,390
Portfolio net asset value per share	$52.59	$80.16	$28.02	$21.28	$17.91
Investment in portfolio shares, at cost	$136,674	$109,347	$478,770	$226,944	$45,965,870

STATEMENTS OF OPERATIONS
For the period ended December 31, 2024

	SUBACCOUNTS
	AST Large-Cap Value Portfolio	AST Small-Cap Equity Portfolio	AST Balanced Asset Allocation Portfolio	AST Preservation Asset Allocation Portfolio	AST Cohen & Steers Realty Portfolio
	1/1/2024	1/1/2024	1/1/2024	1/1/2024	1/1/2024
	to	to	to	to	to
	12/31/2024	12/31/2024	12/31/2024	12/31/2024	12/31/2024

INVESTMENT INCOME
Dividend income	$—	$—	$—	$—	$—

EXPENSES
Charges for mortality and expense risk	5,798	4,190	9,601	2,545	363,409
Reimbursement for excess expenses	—	—	—	—	—
NET INVESTMENT INCOME (LOSS)	(5,798)	(4,190)	(9,601)	(2,545)	(363,409)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	30,790	13,789	10,185	34,016	(50,591)
Net change in unrealized appreciation (depreciation) on investments	34,053	62,547	130,741	(7,160)	3,078,683
NET GAIN (LOSS) ON INVESTMENTS	64,843	76,336	140,926	26,856	3,028,092

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$59,045	$72,146	$131,325	$24,311	$2,664,683

The accompanying notes are an integral part of these financial statements.
A5

FINANCIAL STATEMENTS OF
THE PRUDENTIAL VARIABLE APPRECIABLE ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2024

	SUBACCOUNTS
	AST Core Fixed Income Portfolio	AST J.P. Morgan Conservative Multi-Asset Portfolio	AST Prudential Growth Allocation Portfolio	AST International Equity Portfolio
ASSETS
Investment in the portfolios, at fair value	$867,867	$439,459	$221,904	$1,669,564
Net Assets	$867,867	$439,459	$221,904	$1,669,564

NET ASSETS, representing:
Accumulation units	$867,867	$439,459	$221,904	$1,669,564
	$867,867	$439,459	$221,904	$1,669,564

Units outstanding	93,398	39,206	17,437	143,597

Portfolio shares held	64,670	17,806	8,966	62,158
Portfolio net asset value per share	$13.42	$24.68	$24.75	$26.86
Investment in portfolio shares, at cost	$898,908	$388,042	$173,145	$1,415,787

STATEMENTS OF OPERATIONS
For the period ended December 31, 2024

	SUBACCOUNTS
	AST Core Fixed Income Portfolio	AST J.P. Morgan Conservative Multi-Asset Portfolio	AST Prudential Growth Allocation Portfolio	AST International Equity Portfolio
	1/1/2024	1/1/2024	1/1/2024	1/1/2024
	to	to	to	to
	12/31/2024	12/31/2024	12/31/2024	12/31/2024

INVESTMENT INCOME
Dividend income	$—	$—	$—	$—

EXPENSES
Charges for mortality and expense risk	6,843	3,079	1,490	13,966
Reimbursement for excess expenses	—	—	—	—
NET INVESTMENT INCOME (LOSS)	(6,843)	(3,079)	(1,490)	(13,966)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Capital gains distributions received	—	—	—	—
Net realized gain (loss) on shares redeemed	(3,915)	974	417	18,576
Net change in unrealized appreciation (depreciation) on investments	14,412	25,196	25,014	70,828
NET GAIN (LOSS) ON INVESTMENTS	10,497	26,170	25,431	89,404

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$3,654	$23,091	$23,941	$75,438

The accompanying notes are an integral part of these financial statements.
A6

FINANCIAL STATEMENTS OF
THE PRUDENTIAL VARIABLE APPRECIABLE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2024

	SUBACCOUNTS
	PSF PGIM Government Money Market Portfolio (Class I)	PSF PGIM Total Return Bond Portfolio (Class I)	PSF PGIM Jennison Blend Portfolio (Class I)	PSF PGIM Flexible Managed Portfolio (Class I)	PSF PGIM 50/50 Balanced Portfolio (Class I)
	1/1/2024	1/1/2024	1/1/2024	1/1/2024	1/1/2024
	to	to	to	to	to
	12/31/2024	12/31/2024	12/31/2024	12/31/2024	12/31/2024

OPERATIONS
Net investment income (loss)	$4,080,305	$(4,651,968)	$(23,618,736)	$(14,040,342)	$(9,443,222)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	—	1,164,650	172,620,337	73,532,682	50,756,113
Net change in unrealized appreciation (depreciation) on investments	—	23,836,862	550,802,851	188,521,649	100,134,881

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	4,080,305	20,349,544	699,804,452	248,013,989	141,447,772

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	4,727,795	6,628,989	44,050,460	36,623,342	27,699,217
Policy loans	(1,239,514)	(2,002,310)	(32,596,300)	(16,457,806)	(10,709,406)
Policy loan repayments and interest	2,538,625	2,849,644	33,841,077	20,092,025	13,618,242
Surrenders, withdrawals and death benefits	(11,397,117)	(38,049,737)	(168,088,282)	(91,619,035)	(64,681,418)
Net transfers between other subaccounts
or fixed rate option	7,687,611	241,414,526	(37,700,967)	(20,660,330)	(15,883,978)
Miscellaneous transactions	(21,778)	(407,597)	(1,746,783)	(724,932)	(496,433)
Other charges	(2,675,102)	(4,648,491)	(28,776,432)	(24,427,258)	(18,216,763)

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(379,480)	205,785,024	(191,017,227)	(97,173,994)	(68,670,539)

TOTAL INCREASE (DECREASE) IN NET ASSETS	3,700,825	226,134,568	508,787,225	150,839,995	72,777,233

NET ASSETS
Beginning of period	95,558,763	551,679,778	2,823,930,309	1,730,356,032	1,190,678,521
End of period	$99,259,588	$777,814,346	$3,332,717,534	$1,881,196,027	$1,263,455,754

Beginning units	45,185,885	87,609,522	123,832,975	143,318,474	130,992,059
Units issued	6,226,735	40,922,437	76,674	200,499	337,182
Units redeemed	(6,296,434)	(8,720,309)	(7,350,171)	(7,567,225)	(7,480,766)
Ending units	45,116,186	119,811,650	116,559,478	135,951,748	123,848,475

The accompanying notes are an integral part of these financial statements.
A7

FINANCIAL STATEMENTS OF
THE PRUDENTIAL VARIABLE APPRECIABLE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2024

	SUBACCOUNTS
	PSF PGIM High Yield Bond Portfolio (Class I)	PSF Stock Index Portfolio (Class I)	PSF PGIM Jennison Value Portfolio (Class I)	PSF Natural Resources Portfolio (Class I)	PSF Global Portfolio (Class I)
	1/1/2024	1/1/2024	1/1/2024	1/1/2024	1/1/2024
	to	to	to	to	to
	12/31/2024	12/31/2024	12/31/2024	12/31/2024	12/31/2024

OPERATIONS
Net investment income (loss)	$(1,144,250)	$(15,086,541)	$(6,316,151)	$(2,385,063)	$(3,402,375)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	2,352,976	106,338,639	40,008,900	12,415,458	208,362,404
Net change in unrealized appreciation (depreciation) on investments	10,527,563	344,345,529	123,553,665	1,600,509	(125,155,856)

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	11,736,289	435,597,627	157,246,414	11,630,904	79,804,173

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	3,708,934	26,240,473	14,739,810	7,194,578	7,575,519
Policy loans	(1,604,035)	(21,789,254)	(9,628,651)	(4,112,126)	(5,172,809)
Policy loan repayments and interest	1,747,816	22,620,804	10,392,119	5,654,265	5,132,246
Surrenders, withdrawals and death benefits	(8,400,256)	(105,538,649)	(46,330,812)	(17,107,495)	(23,632,513)
Net transfers between other subaccounts
or fixed rate option	(686,585)	(14,062,576)	(9,538,899)	(5,908,732)	(263,497,397)
Miscellaneous transactions	(60,091)	(1,037,190)	(345,864)	(34,879)	(468,325)
Other charges	(2,145,909)	(18,875,778)	(9,427,678)	(3,809,716)	(4,642,683)

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(7,440,126)	(112,442,170)	(50,139,975)	(18,124,105)	(284,705,962)

TOTAL INCREASE (DECREASE) IN NET ASSETS	4,296,163	323,155,457	107,106,439	(6,493,201)	(204,901,789)

NET ASSETS
Beginning of period	154,593,746	1,877,412,969	800,222,459	312,555,278	636,875,803
End of period	$158,889,909	$2,200,568,426	$907,328,898	$306,062,077	$431,974,014

Beginning units	18,890,447	72,323,761	40,814,343	15,666,471	97,267,584
Units issued	338,001	141,135	94,066	162,655	270,993
Units redeemed	(1,161,045)	(3,968,708)	(2,376,614)	(1,016,231)	(39,113,672)
Ending units	18,067,403	68,496,188	38,531,795	14,812,895	58,424,905
The accompanying notes are an integral part of these financial statements.
A8

FINANCIAL STATEMENTS OF
THE PRUDENTIAL VARIABLE APPRECIABLE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2024

	SUBACCOUNTS
	PSF PGIM Government Income Portfolio (Class I)	PSF PGIM Jennison Growth Portfolio (Class I)	PSF Small-Cap Stock Index Portfolio (Class I)	T. Rowe Price International Stock Portfolio	Janus Henderson VIT Research Portfolio (Institutional Shares)
	1/1/2024	1/1/2024	1/1/2024	1/1/2024	1/1/2024
	to	to	to	to	to
	12/31/2024	12/31/2024	12/31/2024	12/31/2024	12/31/2024

OPERATIONS
Net investment income (loss)	$(502,687)	$(11,555,570)	$(3,440,513)	$4,041	$(50,121)
Capital gains distributions received	—	—	—	29,032	249,066
Net realized gain (loss) on shares redeemed	433,247	96,449,024	23,425,991	3,284	174,576
Net change in unrealized appreciation (depreciation) on investments	260,147	331,497,202	15,633,525	(5,023)	2,160,432

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	190,707	416,390,656	35,619,003	31,334	2,533,953

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	2,901,673	19,175,776	8,152,477	60,422	184,096
Policy loans	(926,548)	(20,739,827)	(5,908,216)	(28,634)	(105,240)
Policy loan repayments and interest	1,166,944	16,698,075	6,176,132	20,648	70,444
Surrenders, withdrawals and death benefits	(3,728,122)	(87,227,837)	(25,540,434)	(33,689)	(525,983)
Net transfers between other subaccounts
or fixed rate option	(1,132,497)	(8,997,595)	(5,188,230)	17,779	(27,531)
Miscellaneous transactions	(5,116)	(894,494)	(61,183)	(145)	(4,408)
Other charges	(1,343,214)	(16,036,097)	(5,446,229)	(51,627)	(242,019)

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(3,066,880)	(98,021,999)	(27,815,683)	(15,246)	(650,641)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(2,876,173)	318,368,657	7,803,320	16,088	1,883,312

NET ASSETS
Beginning of period	70,131,008	1,425,094,833	487,528,001	1,140,316	7,611,019
End of period	$67,254,835	$1,743,463,490	$495,331,321	$1,156,404	$9,494,331

Beginning units	16,976,351	89,223,572	35,618,022	464,024	1,088,014
Units issued	423,619	93,339	149,842	22,909	7,581
Units redeemed	(1,169,616)	(5,315,037)	(2,134,827)	(28,430)	(86,508)
Ending units	16,230,354	84,001,874	33,633,037	458,503	1,009,087
The accompanying notes are an integral part of these financial statements.
A9

FINANCIAL STATEMENTS OF
THE PRUDENTIAL VARIABLE APPRECIABLE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2024

	SUBACCOUNTS
	MFS® Growth Series (Initial Class)	LVIP American Century Value Fund (Standard Class II)	Janus Henderson VIT Research Portfolio (Service Shares)	PSF Mid-Cap Growth Portfolio (Class I)	AST Large-Cap Growth Portfolio
	1/1/2024	1/1/2024	1/1/2024	1/1/2024	1/1/2024
	to	to	to	to	to
	12/31/2024	12/31/2024	12/31/2024	12/31/2024	12/31/2024

OPERATIONS
Net investment income (loss)	$(44,105)	$79,476	$(1,194)	$(11,553)	$(10,280)
Capital gains distributions received	564,217	195,539	3,966	—	—
Net realized gain (loss) on shares redeemed	89,920	3,679	2,249	64,383	86,539
Net change in unrealized appreciation (depreciation) on investments	1,295,104	5,939	32,604	144,512	263,354

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	1,905,136	284,633	37,625	197,342	339,613

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	131,911	120,700	—	62,004	58,278
Policy loans	(75,510)	(63,806)	—	(12,649)	(10,321)
Policy loan repayments and interest	51,370	69,153	—	11,221	9,394
Surrenders, withdrawals and death benefits	(410,814)	(139,833)	—	(60,720)	(24,715)
Net transfers between other subaccounts
or fixed rate option	75,612	(47,061)	—	116,834	(5,996)
Miscellaneous transactions	(2,216)	121	—	(742)	(593)
Other charges	(221,346)	(123,927)	(11,428)	(99,359)	(129,804)

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(450,993)	(184,653)	(11,428)	16,589	(103,757)

TOTAL INCREASE (DECREASE) IN NET ASSETS	1,454,143	99,980	26,197	213,931	235,856

NET ASSETS
Beginning of period	6,390,356	3,323,341	115,092	1,465,166	1,208,802
End of period	$7,844,499	$3,423,321	$141,289	$1,679,097	$1,444,658

Beginning units	715,879	484,709	22,878	202,722	20,808
Units issued	11,749	11,369	—	23,506	552
Units redeemed	(55,149)	(37,282)	(1,879)	(20,945)	(2,119)
Ending units	672,479	458,796	20,999	205,283	19,241

The accompanying notes are an integral part of these financial statements.
A10

FINANCIAL STATEMENTS OF
THE PRUDENTIAL VARIABLE APPRECIABLE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2024

	SUBACCOUNTS
	AST Large-Cap Value Portfolio	AST Small-Cap Equity Portfolio	AST Balanced Asset Allocation Portfolio	AST Preservation Asset Allocation Portfolio	AST Cohen & Steers Realty Portfolio
	1/1/2024	1/1/2024	1/1/2024	1/1/2024	1/1/2024
	to	to	to	to	to
	12/31/2024	12/31/2024	12/31/2024	12/31/2024	12/31/2024

OPERATIONS
Net investment income (loss)	$(5,798)	$(4,190)	$(9,601)	$(2,545)	$(363,409)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	30,790	13,789	10,185	34,016	(50,591)
Net change in unrealized appreciation (depreciation) on investments	34,053	62,547	130,741	(7,160)	3,078,683

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	59,045	72,146	131,325	24,311	2,664,683

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	27,269	32,452	40,013	18,654	1,705,378
Policy loans	(7,288)	(5,902)	(3,280)	(1,955)	(544,338)
Policy loan repayments and interest	36,955	6,437	4,531	1,684	749,159
Surrenders, withdrawals and death benefits	(33,027)	(12,550)	—	(63,856)	(2,410,879)
Net transfers between other subaccounts
or fixed rate option	(9,514)	12,075	—	—	(924,129)
Miscellaneous transactions	(101)	(293)	17	17	(36,033)
Other charges	(42,118)	(44,196)	(68,869)	(28,285)	(920,609)

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(27,824)	(11,977)	(27,588)	(73,741)	(2,381,451)

TOTAL INCREASE (DECREASE) IN NET ASSETS	31,221	60,169	103,737	(49,430)	283,232

NET ASSETS
Beginning of period	669,888	525,419	1,196,359	415,439	46,701,685
End of period	$701,109	$585,588	$1,300,096	$366,009	$46,984,917

Beginning units	24,196	13,839	49,319	22,580	4,168,021
Units issued	2,213	822	1,355	951	45,819
Units redeemed	(3,150)	(1,124)	(2,427)	(4,910)	(252,265)
Ending units	23,259	13,537	48,247	18,621	3,961,575

The accompanying notes are an integral part of these financial statements.
A11

FINANCIAL STATEMENTS OF
THE PRUDENTIAL VARIABLE APPRECIABLE ACCOUNT
STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2024

	SUBACCOUNTS
	AST Core Fixed Income Portfolio	AST J.P. Morgan Conservative Multi-Asset Portfolio	AST Prudential Growth Allocation Portfolio	AST International Equity Portfolio
	1/1/2024	1/1/2024	1/1/2024	1/1/2024
	to	to	to	to
	12/31/2024	12/31/2024	12/31/2024	12/31/2024

OPERATIONS
Net investment income (loss)	$(6,843)	$(3,079)	$(1,490)	$(13,966)
Capital gains distributions received	—	—	—	—
Net realized gain (loss) on shares redeemed	(3,915)	974	417	18,576
Net change in unrealized appreciation (depreciation) on investments	14,412	25,196	25,014	70,828

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	3,654	23,091	23,941	75,438

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	30,385	20,526	4,172	36,295
Policy loans	(4,141)	(2,935)	(122)	(11,176)
Policy loan repayments and interest	7,735	5,138	1,499	12,738
Surrenders, withdrawals and death benefits	(1,465)	(5,644)	(357)	(43,084)
Net transfers between other subaccounts
or fixed rate option	80,010	—	12,091	54,979
Miscellaneous transactions	(37)	(49)	1	(13)
Other charges	(44,583)	(19,327)	(5,970)	(57,805)

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	67,904	(2,291)	11,314	(8,066)

TOTAL INCREASE (DECREASE) IN NET ASSETS	71,558	20,800	35,255	67,372

NET ASSETS
Beginning of period	796,309	418,659	186,649	1,602,192
End of period	$867,867	$439,459	$221,904	$1,669,564

Beginning units	86,197	39,386	16,554	144,076
Units issued	13,064	1,734	1,326	12,289
Units redeemed	(5,863)	(1,914)	(443)	(12,768)
Ending units	93,398	39,206	17,437	143,597

The accompanying notes are an integral part of these financial statements.
A12

FINANCIAL STATEMENTS OF
THE PRUDENTIAL VARIABLE APPRECIABLE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2023

	SUBACCOUNTS
	PSF PGIM Government Money Market Portfolio (Class I)	PSF PGIM Total Return Bond Portfolio (Class I)	PSF PGIM Jennison Blend Portfolio (Class I)	PSF PGIM Flexible Managed Portfolio (Class I)	PSF PGIM 50/50 Balanced Portfolio (Class I)
	1/1/2023	1/1/2023	1/1/2023	1/1/2023	1/1/2023
	to	to	to	to	to
	12/31/2023	12/31/2023	12/31/2023	12/31/2023	12/31/2023

OPERATIONS
Net investment income (loss)	$3,872,929	$(3,124,106)	$(18,710,638)	$(12,333,058)	$(8,590,952)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	—	(2,479,097)	105,557,706	53,297,325	42,233,804
Net change in unrealized appreciation (depreciation) on investments	—	31,497,220	606,453,600	216,216,853	121,614,030

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	3,872,929	25,894,017	693,300,668	257,181,120	155,256,882

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	4,960,564	7,161,217	46,600,415	39,222,953	30,049,136
Policy loans	(2,012,972)	(2,301,482)	(27,868,269)	(17,176,770)	(10,323,688)
Policy loan repayments and interest	2,283,487	3,083,464	31,664,696	21,388,679	14,284,799
Surrenders, withdrawals and death benefits	(10,820,689)	(28,039,243)	(114,383,546)	(74,125,813)	(55,952,293)
Net transfers between other subaccounts
or fixed rate option	4,645,756	239,013,768	(27,044,918)	(19,128,735)	(19,792,200)
Miscellaneous transactions	(13,453)	49,931	(742,118)	(295,700)	(289,999)
Other charges	(2,821,329)	(4,665,598)	(32,169,723)	(27,122,374)	(20,416,359)

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(3,778,636)	214,302,057	(123,943,463)	(77,237,760)	(62,440,604)

TOTAL INCREASE (DECREASE) IN NET ASSETS	94,293	240,196,074	569,357,205	179,943,360	92,816,278

NET ASSETS
Beginning of period	95,464,470	311,483,704	2,254,573,104	1,550,412,672	1,097,862,243
End of period	$95,558,763	$551,679,778	$2,823,930,309	$1,730,356,032	$1,190,678,521

Beginning units	46,976,882	53,706,406	130,064,072	150,226,278	138,474,044
Units issued	4,734,268	40,479,156	165,271	273,472	399,769
Units redeemed	(6,525,265)	(6,576,040)	(6,396,368)	(7,181,276)	(7,881,754)
Ending units	45,185,885	87,609,522	123,832,975	143,318,474	130,992,059

The accompanying notes are an integral part of these financial statements.
A13

FINANCIAL STATEMENTS OF
THE PRUDENTIAL VARIABLE APPRECIABLE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2023

	SUBACCOUNTS
	PSF PGIM High Yield Bond Portfolio (Class I)	PSF Stock Index Portfolio (Class I)	PSF PGIM Jennison Value Portfolio (Class I)	PSF Natural Resources Portfolio (Class I)	PSF Global Portfolio (Class I)
	1/1/2023	1/1/2023	1/1/2023	1/1/2023	1/1/2023
	to	to	to	to	to
	12/31/2023	12/31/2023	12/31/2023	12/31/2023	12/31/2023

OPERATIONS
Net investment income (loss)	$(1,078,840)	$(12,409,556)	$(5,356,917)	$(2,322,552)	$(4,339,244)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	1,386,011	77,803,737	27,042,118	12,503,889	159,612,994
Net change in unrealized appreciation (depreciation) on investments	15,297,558	319,007,790	80,350,559	(6,449,430)	(38,175,477)

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	15,604,729	384,401,971	102,035,760	3,731,907	117,098,273

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	3,859,847	28,280,101	15,514,663	7,620,834	8,319,942
Policy loans	(1,563,579)	(25,212,577)	(8,267,358)	(4,535,374)	(4,708,494)
Policy loan repayments and interest	1,979,855	19,794,799	9,616,385	6,047,587	4,976,703
Surrenders, withdrawals and death benefits	(7,165,779)	(74,786,911)	(34,528,304)	(15,593,422)	(28,200,882)
Net transfers between other subaccounts
or fixed rate option	(1,704,404)	(14,024,196)	(9,995,224)	(8,942,165)	(262,390,985)
Miscellaneous transactions	(27,647)	(1,230,775)	(134,117)	21,756	(619,420)
Other charges	(2,451,541)	(20,974,577)	(10,474,495)	(4,559,410)	(5,926,514)

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(7,073,248)	(88,154,136)	(38,268,450)	(19,940,194)	(288,549,650)

TOTAL INCREASE (DECREASE) IN NET ASSETS	8,531,481	296,247,835	63,767,310	(16,208,287)	(171,451,377)

NET ASSETS
Beginning of period	146,062,265	1,581,165,134	736,455,149	328,763,565	808,327,180
End of period	$154,593,746	$1,877,412,969	$800,222,459	$312,555,278	$636,875,803

Beginning units	19,827,671	76,822,831	42,974,199	16,667,674	145,743,465
Units issued	215,835	214,361	110,770	151,263	521,101
Units redeemed	(1,153,059)	(4,713,431)	(2,270,626)	(1,152,466)	(48,996,982)
Ending units	18,890,447	72,323,761	40,814,343	15,666,471	97,267,584

The accompanying notes are an integral part of these financial statements.
A14

FINANCIAL STATEMENTS OF
THE PRUDENTIAL VARIABLE APPRECIABLE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2023

	SUBACCOUNTS
	PSF PGIM Government Income Portfolio (Class I)	PSF PGIM Jennison Growth Portfolio (Class I)	PSF Small-Cap Stock Index Portfolio (Class I)	T. Rowe Price International Stock Portfolio	Janus Henderson VIT Research Portfolio (Institutional Shares)
	1/1/2023	1/1/2023	1/1/2023	1/1/2023	1/1/2023
	to	to	to	to	to
	12/31/2023	12/31/2023	12/31/2023	12/31/2023	12/31/2023

OPERATIONS
Net investment income (loss)	$(506,775)	$(8,651,994)	$(3,141,137)	$4,459	$(30,321)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	361,097	57,192,493	17,312,871	(2,432)	23,078
Net change in unrealized appreciation (depreciation) on investments	3,118,959	454,807,948	49,736,152	152,988	2,325,607

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	2,973,281	503,348,447	63,907,886	155,015	2,318,364

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	3,264,021	19,725,505	8,511,385	62,619	204,704
Policy loans	(886,553)	(16,122,698)	(5,493,678)	(31,876)	(67,612)
Policy loan repayments and interest	1,184,406	14,856,409	5,708,655	20,217	50,606
Surrenders, withdrawals and death benefits	(3,559,442)	(56,750,472)	(19,360,288)	(23,029)	(112,023)
Net transfers between other subaccounts
or fixed rate option	(2,058,187)	(5,270,650)	(2,803,726)	551	(125,863)
Miscellaneous transactions	(10,765)	(659,998)	(146,524)	94	(335)
Other charges	(1,567,644)	(16,274,183)	(6,250,988)	(51,711)	(225,269)

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(3,634,164)	(60,496,087)	(19,835,164)	(23,135)	(275,792)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(660,883)	442,852,360	44,072,722	131,880	2,042,572

NET ASSETS
Beginning of period	70,791,891	982,242,473	443,455,279	1,008,436	5,568,447
End of period	$70,131,008	$1,425,094,833	$487,528,001	$1,140,316	$7,611,019

Beginning units	17,857,275	93,732,258	37,228,404	474,168	1,132,894
Units issued	443,435	391,119	276,203	16,436	16,757
Units redeemed	(1,324,359)	(4,899,805)	(1,886,585)	(26,580)	(61,637)
Ending units	16,976,351	89,223,572	35,618,022	464,024	1,088,014
The accompanying notes are an integral part of these financial statements.
A15

FINANCIAL STATEMENTS OF
THE PRUDENTIAL VARIABLE APPRECIABLE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2023

	SUBACCOUNTS
	MFS® Growth Series (Initial Class)	LVIP American Century Value Fund (Standard Class II)	Janus Henderson VIT Research Portfolio (Service Shares)	PSF Mid-Cap Growth Portfolio (Class I)	AST Large-Cap Growth Portfolio
	1/1/2023	1/1/2023	1/1/2023	1/1/2023	1/1/2023
	to	to	to	to	to
	12/31/2023	12/31/2023	12/31/2023	12/31/2023	12/31/2023

OPERATIONS
Net investment income (loss)	$(35,070)	$58,218	$(819)	$(10,142)	$(8,185)
Capital gains distributions received	458,566	255,548	—	—	—
Net realized gain (loss) on shares redeemed	(131,818)	(24,151)	1,445	17,322	47,272
Net change in unrealized appreciation (depreciation) on investments	1,455,035	(31,527)	33,156	276,157	339,388

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	1,746,713	258,088	33,782	283,337	378,475

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	149,992	128,341	—	50,624	48,939
Policy loans	(79,428)	(38,925)	—	(16,829)	(8,700)
Policy loan repayments and interest	36,352	42,461	—	10,812	9,509
Surrenders, withdrawals and death benefits	(145,340)	(139,441)	—	(41,835)	(17,794)
Net transfers between other subaccounts
or fixed rate option	(310,436)	(96,379)	7,008	(29,634)	(4,839)
Miscellaneous transactions	(665)	(1,143)	—	(952)	(1,002)
Other charges	(208,540)	(135,476)	(9,783)	(103,060)	(122,135)

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(558,065)	(240,562)	(2,775)	(130,874)	(96,022)

TOTAL INCREASE (DECREASE) IN NET ASSETS	1,188,648	17,526	31,007	152,463	282,453

NET ASSETS
Beginning of period	5,201,708	3,305,815	84,085	1,312,703	926,349
End of period	$6,390,356	$3,323,341	$115,092	$1,465,166	$1,208,802

Beginning units	786,996	522,893	23,658	222,767	22,748
Units issued	9,773	12,255	1,473	7,846	697
Units redeemed	(80,890)	(50,439)	(2,253)	(27,891)	(2,637)
Ending units	715,879	484,709	22,878	202,722	20,808

The accompanying notes are an integral part of these financial statements.
A16

FINANCIAL STATEMENTS OF
THE PRUDENTIAL VARIABLE APPRECIABLE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2023

	SUBACCOUNTS
	AST Large-Cap Value Portfolio	AST Small-Cap Equity Portfolio	AST Balanced Asset Allocation Portfolio	AST Preservation Asset Allocation Portfolio	AST Cohen & Steers Realty Portfolio
	1/1/2023	1/1/2023	1/1/2023	1/1/2023	1/1/2023
	to	to	to	to	to
	12/31/2023	12/31/2023	12/31/2023	12/31/2023	12/31/2023

OPERATIONS
Net investment income (loss)	$(5,228)	$(3,612)	$(8,391)	$(2,746)	$(335,288)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	1,799	9,051	4,948	4,854	(382,410)
Net change in unrealized appreciation (depreciation) on investments	57,645	68,406	159,376	38,242	5,464,329

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	54,216	73,845	155,933	40,350	4,746,631

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	25,931	25,667	42,848	23,303	1,986,881
Policy loans	(16,678)	(4,718)	(4,420)	(23,825)	(532,833)
Policy loan repayments and interest	2,215	6,536	4,676	1,495	868,005
Surrenders, withdrawals and death benefits	(2,929)	(5,414)	—	(4,173)	(2,391,510)
Net transfers between other subaccounts
or fixed rate option	(16,867)	1,433	—	90,000	(625,084)
Miscellaneous transactions	(79)	(58)	(7)	21	(20,837)
Other charges	(51,856)	(43,295)	(62,549)	(26,054)	(1,013,517)

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(60,263)	(19,849)	(19,452)	60,767	(1,728,895)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(6,047)	53,996	136,481	101,117	3,017,736

NET ASSETS
Beginning of period	675,935	471,423	1,059,878	314,322	43,683,949
End of period	$669,888	$525,419	$1,196,359	$415,439	$46,701,685

Beginning units	26,554	14,434	50,211	18,803	4,336,452
Units issued	758	652	1,651	7,244	75,384
Units redeemed	(3,116)	(1,247)	(2,543)	(3,467)	(243,815)
Ending units	24,196	13,839	49,319	22,580	4,168,021
The accompanying notes are an integral part of these financial statements.
A17

FINANCIAL STATEMENTS OF
THE PRUDENTIAL VARIABLE APPRECIABLE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2023

	SUBACCOUNTS
	AST Core Fixed Income Portfolio	AST J.P. Morgan Conservative Multi-Asset Portfolio	AST Prudential Growth Allocation Portfolio	AST International Equity Portfolio
	1/1/2023	1/20/2023*	2/24/2023*	3/10/2023*
	to	to	to	to
	12/31/2023	12/31/2023	12/31/2023	12/31/2023

OPERATIONS
Net investment income (loss)	$(6,230)	$(2,613)	$(1,078)	$(12,001)
Capital gains distributions received	—	—	—	—
Net realized gain (loss) on shares redeemed	(7,529)	156	487	(4,542)
Net change in unrealized appreciation (depreciation) on investments	56,617	26,221	23,745	182,949

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	42,858	23,764	23,154	166,406

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	31,381	21,029	2,197	39,057
Policy loans	(19,531)	(1,239)	(182)	(9,837)
Policy loan repayments and interest	7,545	2,796	1,181	11,859
Surrenders, withdrawals and death benefits	(3,543)	(2,798)	—	(41,200)
Net transfers between other subaccounts
or fixed rate option	26,364	392,119	164,945	1,487,911
Miscellaneous transactions	(38)	(3)	7	105
Other charges	(45,164)	(17,009)	(4,653)	(52,109)

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(2,986)	394,895	163,495	1,435,786

TOTAL INCREASE (DECREASE) IN NET ASSETS	39,872	418,659	186,649	1,602,192

NET ASSETS
Beginning of period	756,437	—	—	—
End of period	$796,309	$418,659	$186,649	$1,602,192

Beginning units	86,362	—	—	—
Units issued	6,586	40,932	17,440	204,621
Units redeemed	(6,751)	(1,546)	(886)	(60,545)
Ending units	86,197	39,386	16,554	144,076

*Date subaccount became available for investment.
The accompanying notes are an integral part of these financial statements.
A18

NOTES TO FINANCIAL STATEMENTS OF
THE PRUDENTIAL VARIABLE APPRECIABLE ACCOUNT December 31, 2024

Note 1:    General

The Prudential Variable Appreciable Account (the “Account”) was established under the laws of the State of New Jersey on August 11, 1987 as a separate investment account of The Prudential Insurance Company of America (“Prudential”), which is a wholly-owned subsidiary of Prudential Financial, Inc. (“Prudential Financial”). Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from the other assets and liabilities of Prudential. Proceeds from purchases of Variable Appreciable Life® (“PVAL”), Survivorship Preferred (“SVUL”), Custom VALSM (“CVAL”), and Variable Universal Life (“VUL”) contracts (individually, a “contract” or “product” and collectively, the “contracts” or “products”) are invested in the Account. The portion of the Account’s assets applicable to the contracts is not chargeable with liabilities arising out of any other business Prudential may conduct.

The Account is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended, as a unit investment trust. The Account is a funding vehicle for the contracts. The contracts offer the option to invest in various subaccounts listed below, each of which invests in a corresponding portfolio of either The Prudential Series Fund, the Advanced Series Trust or one of the non-Prudential administered funds (collectively, the “Portfolios”). Investment options vary by contract.

The corresponding subaccount names are as follows:

PSF PGIM Government Money Market Portfolio (Class I)
PSF PGIM Total Return Bond Portfolio (Class I)
PSF PGIM Jennison Blend Portfolio (Class I)
PSF PGIM Flexible Managed Portfolio (Class I)
PSF PGIM 50/50 Balanced Portfolio (Class I)
PSF PGIM High Yield Bond Portfolio (Class I)
PSF Stock Index Portfolio (Class I)
PSF PGIM Jennison Value Portfolio (Class I)
PSF Natural Resources Portfolio (Class I)
PSF Global Portfolio (Class I)
PSF PGIM Government Income Portfolio (Class I)
PSF PGIM Jennison Growth Portfolio (Class I)
PSF Small-Cap Stock Index Portfolio (Class I)
T. Rowe Price International Stock Portfolio
Janus Henderson VIT Research Portfolio (Institutional Shares)
MFS® Growth Series (Initial Class)
LVIP American Century Value Fund (Standard Class II) (formerly American Century VP Value Fund (Class I))
Janus Henderson VIT Research Portfolio (Service Shares)
PSF Mid-Cap Growth Portfolio (Class I)
AST Large-Cap Growth Portfolio
AST Large-Cap Value Portfolio
AST Small-Cap Equity Portfolio (formerly AST Small-Cap Growth Portfolio)
AST Balanced Asset Allocation Portfolio
AST Preservation Asset Allocation Portfolio
AST Cohen & Steers Realty Portfolio
AST Core Fixed Income Portfolio
AST J.P. Morgan Conservative Multi-Asset Portfolio (formerly AST J.P. Morgan Tactical Preservation Portfolio)
AST Prudential Growth Allocation Portfolio
AST International Equity Portfolio

There were no mergers during the period ended December 31, 2024.
A19

Note 1:    General (continued)

New sales of certain products which invest in the Account have been discontinued. However, premium payments made by contract owners will continue to be received by the Account, subject to the rules of the products and any optional benefits, if elected.

The Portfolios are open-end management investment companies, and each portfolio of The Prudential Series Fund and the Advanced Series Trust is managed by affiliates of Prudential. Each subaccount of the Account indirectly bears exposure to risks which may be interrelated and include, but are not limited to, the market, credit and liquidity risks of the portfolio in which it invests. These financial statements should be read in conjunction with the financial statements and footnotes of the Portfolios. Additional information on these Portfolios is available upon request to the appropriate companies.

The Account is an independent accounting entity established by the resolution of the insurance company’s board of directors or trustees to engage in a single line of business for the insurance company’s variable contracts. The Account is comprised of multiple subaccounts to invest in its specific corresponding Portfolio. Each subaccount of the Account constitutes a single reportable segment because its separate financial information is available, regularly evaluated and used by the chief operating decision maker (“CODM”) to measure the segment’s performance, and also to assess the allocation of resources across the segments. The accounting policies of the segments is the same as those described in Note 2: Significant Accounting Policies.

The Account’s CODM is a group of executives that include the chief financial officer, the life company investment committee and the business leaders associated with each Account. Overall business decisions for the Account are made by this group of executives, including the investment strategy, capital allocation and expense structure of each subaccount, in accordance with the contract and applicable regulations. The measure of segment profit or loss is reported on the Statements of Operations as “Net Increase (Decrease) in Net Assets Resulting from Operations” and the measure of segment assets is reported as “Net Assets” on the Statements of Net Assets. Due to the nature of the business, the segment’s significant expenses are charges for mortality and expense risk, charges for administration and/or reimbursement for excess expenses which are reported separately on the Statements of Operations and/or Statements of Changes in Net Assets.

Note 2:    Significant Accounting Policies

The Account is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services-Investment Companies, which is part of the generally accepted accounting principles in the United States of America (“GAAP”). The preparation of the financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures at the date of the financial statements and the reported amounts of increases and decreases in net assets resulting from operations during the reporting period. Actual results could differ from those estimates. The most significant estimates relate to the valuation of investments in the Portfolios. Subsequent events have been evaluated through the date these financial statements were issued, and no adjustment or disclosure is required in the financial statements.

Investments - The investments in shares of the Portfolios are stated at the reported net asset value per share of the respective Portfolios, which is based on the fair value of the underlying securities in the respective Portfolios. All changes in fair value are recorded as net change in unrealized appreciation (depreciation) on investments in the Statements of Operations of the applicable subaccounts.

Security Transactions - Purchase and sale transactions are recorded as of the trade date of the security being purchased or sold. Realized gains and losses on security transactions are determined based upon the specific identification method.

Dividend Income and Distributions Received - Dividend and capital gain distributions received are reinvested in additional shares of the Portfolios and are recorded on the ex-distribution date.

Effective for the annual reporting period ended December 31, 2024, the Account adopted FASB Accounting Standards Update 2023-07 Segment Reporting (Topic 280): Improvements to Reportable Segment Disclosures. The adoption of the ASU impacted only the financial statement disclosures and did not affect the Account’s financial position or its results of operations.
A20

Note 3:    Fair Value Measurements
Fair value represents the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The authoritative fair value guidance establishes a framework for measuring fair value that includes a hierarchy used to classify the inputs used in measuring fair value. The level in the fair value hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement. The levels of the fair value hierarchy are as follows:
Level 1 - Fair value is based on unadjusted quoted prices in active markets for identical assets or liabilities that the Account can access.
Level 2 - Fair value is based on significant inputs, other than Level 1 inputs, that are observable for the investment, either directly or indirectly, for substantially the full term of the investment through corroboration with observable market data. Level 2 inputs include the reported net asset value per share of the underlying portfolio, quoted market prices in active markets for similar investments, quoted market prices in markets that are not active for identical or similar investments, and other market observable inputs.
Level 3 - Fair value is based on at least one significant unobservable input for the investment, which may require significant judgment or estimation in determining the fair value.
As of December 31, 2024, management determined that the fair value inputs for all of the Account’s investments, which consist solely of investments in open-end mutual funds registered with the SEC, were considered Level 2.

Note 4:    Taxes

Prudential is taxed as a “life insurance company” as defined by the Internal Revenue Code. The results of operations of the Account form a part of Prudential Financial’s consolidated federal tax return. No federal, state or local income taxes are payable by the Account. As such, no provision for tax liability has been recorded in these financial statements. Prudential management will review periodically the status of the policy in the event of changes in the tax law.

Note 5:    Purchases and Sales of Investments

The aggregate costs of purchases and proceeds from sales, excluding distributions received and reinvested, of investments in the Portfolios for the period ended December 31, 2024 were as follows:

	Purchases	Sales
PSF PGIM Government Money Market Portfolio (Class I)	$13,107,088	$14,186,781
PSF PGIM Total Return Bond Portfolio (Class I)	261,095,209	59,962,153
PSF PGIM Jennison Blend Portfolio (Class I)	1,026,069	215,662,032
PSF PGIM Flexible Managed Portfolio (Class I)	1,577,913	112,792,250
PSF PGIM 50/50 Balanced Portfolio (Class I)	2,535,729	80,649,489
PSF PGIM High Yield Bond Portfolio (Class I)	2,168,026	10,752,401
PSF Stock Index Portfolio (Class I)	2,083,340	129,612,051
PSF PGIM Jennison Value Portfolio (Class I)	983,584	57,439,710
PSF Natural Resources Portfolio (Class I)	3,207,689	23,716,858
PSF Global Portfolio (Class I)	1,679,242	289,787,578
PSF PGIM Government Income Portfolio (Class I)	1,623,107	5,192,674
PSF PGIM Jennison Growth Portfolio (Class I)	1,201,483	110,779,052
PSF Small-Cap Stock Index Portfolio (Class I)	1,816,018	33,072,214
T. Rowe Price International Stock Portfolio	55,310	77,733
Janus Henderson VIT Research Portfolio (Institutional Shares)	52,603	755,983
MFS® Growth Series (Initial Class)	124,179	619,277
LVIP American Century Value Fund (Standard Class II)	76,271	281,460
A21

Note 5:    Purchases and Sales of Investments (continued)

	Purchases	Sales
Janus Henderson VIT Research Portfolio (Service Shares)	$—	$12,622
PSF Mid-Cap Growth Portfolio (Class I)	175,393	170,356
AST Large-Cap Growth Portfolio	36,715	150,752
AST Large-Cap Value Portfolio	67,834	101,457
AST Small-Cap Equity Portfolio	33,511	49,679
AST Balanced Asset Allocation Portfolio	33,990	71,180
AST Preservation Asset Allocation Portfolio	18,160	94,446
AST Cohen & Steers Realty Portfolio	441,949	3,186,808
AST Core Fixed Income Portfolio	120,983	59,920
AST J.P. Morgan Conservative Multi-Asset Portfolio	18,505	23,874
AST Prudential Growth Allocation Portfolio	16,575	6,752
AST International Equity Portfolio	141,623	163,653

Note 6:    Related Party Transactions

The Account has extensive transactions and relationships with Prudential and other affiliates. Due to these relationships, it is possible that the terms of these transactions are not the same as those that would result from transactions among wholly unrelated parties. Prudential Financial and its affiliates perform various services on behalf of the portfolios of The Prudential Series Fund and the Advanced Series Trust in which the Account invests and may receive fees for the services performed. These services include, among other things, investment management, subadvisory, shareholder communications, postage, transfer agency and various other record keeping, administrative and customer service functions.

The Prudential Series Fund has entered into a management agreement with PGIM Investments LLC ("PGIM Investments"), and the Advanced Series Trust has entered into a management agreement with PGIM Investments and AST Investment Services, Inc., both indirect, wholly-owned subsidiaries of Prudential Financial (together, the “Investment Managers”). Pursuant to these agreements, the Investment Managers have responsibility for all investment advisory services and supervise the subadvisers’ performance of such services with respect to each portfolio of The Prudential Series Fund and the Advanced Series Trust. The Investment Managers have entered into subadvisory agreements with several subadvisers, including PGIM, Inc., PGIM Limited, Jennison Associates LLC, and PGIM Quantitative Solutions LLC, each of which are indirect, wholly-owned subsidiaries of Prudential Financial.

The Prudential Series Fund has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), an indirect, wholly-owned subsidiary of Prudential Financial, which acts as the distributor of the Class I and Class II shares of the portfolios of The Prudential Series Fund. No distribution or service (12b-1) fees are paid to PIMS as distributor of the Class I shares of the portfolios of The Prudential Series Fund, which is the class of shares owned by the Account.

The Advanced Series Trust has a distribution agreement with Prudential Annuities Distributors, Inc. (“PAD”), an indirect, wholly-owned subsidiary of Prudential Financial, which acts as the distributor of the shares of each portfolio of the Advanced Series Trust. Distribution and service fees are paid to PAD by most portfolios of the Advanced Series Trust.

Prudential Mutual Fund Services LLC, an affiliate of the Investment Managers and an indirect, wholly-owned subsidiary of Prudential Financial, serves as the transfer agent of each portfolio of The Prudential Series Fund and the Advanced Series Trust.

Certain charges and fees of the portfolios of The Prudential Series Fund and the Advanced Series Trust may be waived and/or reimbursed by Prudential and its affiliates. Prudential and its affiliates reserve the
A22

Note 6:    Related Party Transactions (continued)
right to discontinue these waivers/reimbursements at its discretion, subject to the contractual obligations of Prudential and its affiliates.

See The Prudential Series Fund and the Advanced Series Trust financial statements for further discussion of such expense and waiver/reimbursement arrangements. The subaccounts of the Account indirectly bear the expenses of the underlying portfolios of The Prudential Series Fund and the Advanced Series Trust in which it invests, including the related party expenses disclosed above.

Note 7:    Financial Highlights

Prudential sells a number of variable life insurance products that are funded through the Account. These products have unique combinations of features and fees that are charged against the contract owner’s account balance. Differences in the fee structures result in a variety of unit values, expense ratios and total returns.

In the table below, the units outstanding, the ranges of lowest to highest unit values, the net assets, the investment income ratio, expense ratios, and total returns are presented for the products offered by Prudential and funded through the Account. Only product designs within each subaccount that had units outstanding during the respective periods were considered when determining the ranges. The summary may not reflect the minimum and maximum contract charges as contract owners may not have selected all available contract options offered by Prudential.

	At the period ended					For the period ended
	Units Outstanding (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	PSF PGIM Government Money Market Portfolio (Class I)
December 31, 2024	45,116	$1.48	to	$2.34	$99,260	4.89%	0.60%	to	0.90%	4.07%	to	4.39%
December 31, 2023	45,186	$1.42	to	$2.24	$95,559	4.77%	0.60%	to	0.90%	3.95%	to	4.28%
December 31, 2022	46,977	$1.37	to	$2.15	$95,464	1.38%	0.60%	to	0.90%	0.48%	to	0.80%
December 31, 2021	46,320	$1.36	to	$2.13	$93,190	0.04%	0.60%	to	0.90%	-0.87%	to	-0.51%
December 31, 2020	47,411	$1.37	to	$2.14	$96,066	0.30%	0.60%	to	0.90%	-0.61%	to	-0.27%

	PSF PGIM Total Return Bond Portfolio (Class I)
December 31, 2024	119,812	$3.15	to	$6.62	$777,814	0.00%	0.60%	to	0.90%	2.08%	to	2.39%
December 31, 2023	87,610	$3.08	to	$6.47	$551,680	0.00%	0.60%	to	0.90%	6.32%	to	6.64%
December 31, 2022	53,706	$2.90	to	$6.06	$311,484	0.00%	0.60%	to	0.90%	-15.57%	to	-15.32%
December 31, 2021	55,472	$3.43	to	$7.16	$380,229	0.00%	0.60%	to	0.90%	-1.65%	to	-1.35%
December 31, 2020	51,191	$3.49	to	$7.26	$354,122	0.00%	0.60%	to	0.90%	7.49%	to	7.81%

	PSF PGIM Jennison Blend Portfolio (Class I)
December 31, 2024	116,559	$8.91	to	$30.57	$3,332,718	0.00%	0.60%	to	0.90%	25.18%	to	25.56%
December 31, 2023	123,833	$7.10	to	$24.35	$2,823,930	0.00%	0.60%	to	0.90%	31.34%	to	31.73%
December 31, 2022	130,064	$5.39	to	$18.49	$2,254,573	0.00%	0.60%	to	0.90%	-25.77%	to	-25.55%
December 31, 2021	136,378	$7.24	to	$24.83	$3,180,134	0.00%	0.60%	to	0.90%	19.28%	to	19.64%
December 31, 2020	143,086	$6.05	to	$20.75	$2,792,539	0.00%	0.60%	to	0.90%	27.85%	to	28.23%

	PSF PGIM Flexible Managed Portfolio (Class I)
December 31, 2024	135,952	$5.66	to	$14.83	$1,881,196	0.00%	0.60%	to	0.90%	14.48%	to	14.83%
December 31, 2023	143,318	$4.93	to	$12.92	$1,730,356	0.00%	0.60%	to	0.90%	16.88%	to	17.23%
December 31, 2022	150,226	$4.20	to	$11.02	$1,550,413	0.00%	0.60%	to	0.90%	-15.46%	to	-15.21%
December 31, 2021	157,209	$4.96	to	$13.00	$1,917,006	0.00%	0.60%	to	0.90%	16.32%	to	16.66%
December 31, 2020	163,631	$4.25	to	$11.14	$1,713,635	0.00%	0.60%	to	0.90%	8.61%	to	8.93%

	PSF PGIM 50/50 Balanced Portfolio (Class I)
December 31, 2024	123,848	$4.84	to	$10.89	$1,263,456	0.00%	0.60%	to	0.90%	12.01%	to	12.35%
December 31, 2023	130,992	$4.31	to	$9.69	$1,190,679	0.00%	0.60%	to	0.90%	14.43%	to	14.77%
December 31, 2022	138,474	$3.76	to	$8.44	$1,097,862	0.00%	0.60%	to	0.90%	-15.46%	to	-15.20%
December 31, 2021	146,204	$4.43	to	$9.96	$1,368,628	0.00%	0.60%	to	0.90%	12.36%	to	12.70%
December 31, 2020	153,279	$3.93	to	$8.83	$1,274,642	0.00%	0.60%	to	0.90%	10.44%	to	10.77%

A23

Note 7:    Financial Highlights (continued)

	At the period ended					For the period ended
	Units Outstanding (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	PSF PGIM High Yield Bond Portfolio (Class I)
December 31, 2024	18,067	$4.49	to	$9.39	$158,890	0.00%	0.60%	to	0.90%	7.64%	to	7.96%
December 31, 2023	18,890	$4.16	to	$8.70	$154,594	0.00%	0.60%	to	0.90%	10.83%	to	11.16%
December 31, 2022	19,828	$3.74	to	$7.82	$146,062	0.00%	0.60%	to	0.90%	-12.03%	to	-11.77%
December 31, 2021	21,137	$4.24	to	$8.87	$175,634	0.00%	0.60%	to	0.90%	6.97%	to	7.29%
December 31, 2020	21,870	$3.95	to	$8.26	$169,725	0.00%	0.60%	to	0.90%	6.15%	to	6.47%

	PSF Stock Index Portfolio (Class I)
December 31, 2024	68,496	$10.45	to	$34.85	$2,200,568	0.00%	0.60%	to	0.90%	23.53%	to	23.90%
December 31, 2023	72,324	$8.43	to	$28.12	$1,877,413	0.00%	0.60%	to	0.90%	24.80%	to	25.17%
December 31, 2022	76,823	$6.74	to	$22.47	$1,581,165	0.00%	0.60%	to	0.90%	-19.06%	to	-18.82%
December 31, 2021	80,255	$8.30	to	$27.68	$2,037,099	0.00%	0.60%	to	0.90%	27.14%	to	27.52%
December 31, 2020	84,218	$6.51	to	$21.71	$1,677,144	0.00%	0.60%	to	0.90%	17.02%	to	17.37%

	PSF PGIM Jennison Value Portfolio (Class I)
December 31, 2024	38,532	$8.44	to	$25.32	$907,329	0.00%	0.60%	to	0.90%	19.88%	to	20.24%
December 31, 2023	40,814	$7.02	to	$21.06	$800,222	0.00%	0.60%	to	0.90%	14.18%	to	14.52%
December 31, 2022	42,974	$6.13	to	$18.39	$736,455	0.00%	0.60%	to	0.90%	-8.71%	to	-8.44%
December 31, 2021	45,010	$6.69	to	$20.08	$841,936	0.00%	0.60%	to	0.90%	26.65%	to	27.03%
December 31, 2020	47,131	$5.27	to	$15.81	$693,452	0.00%	0.60%	to	0.90%	2.66%	to	2.97%

	PSF Natural Resources Portfolio (Class I)
December 31, 2024	14,813	$8.53	to	$21.94	$306,062	0.00%	0.60%	to	0.90%	3.44%	to	3.75%
December 31, 2023	15,666	$8.25	to	$21.15	$312,555	0.00%	0.60%	to	0.90%	1.08%	to	1.38%
December 31, 2022	16,668	$8.16	to	$20.86	$328,764	0.00%	0.46%	to	0.90%	20.96%	to	21.46%
December 31, 2021	17,191	$6.75	to	$17.17	$277,237	0.00%	0.60%	to	0.90%	24.38%	to	24.76%
December 31, 2020	17,881	$5.43	to	$13.77	$231,441	0.00%	0.60%	to	0.90%	11.28%	to	11.61%

	PSF Global Portfolio (Class I)
December 31, 2024	58,425	$5.89	to	$7.66	$431,974	0.00%	0.60%	to	0.90%	14.12%	to	14.46%
December 31, 2023	97,268	$5.14	to	$6.69	$636,876	0.00%	0.60%	to	0.90%	18.53%	to	18.88%
December 31, 2022	145,743	$4.33	to	$5.63	$808,327	0.00%	0.60%	to	0.90%	-19.52%	to	-19.28%
December 31, 2021	150,808	$5.36	to	$6.97	$1,036,055	0.00%	0.60%	to	0.90%	17.17%	to	17.52%
December 31, 2020	163,201	$4.56	to	$5.93	$955,015	0.00%	0.60%	to	0.90%	14.80%	to	15.15%

	PSF PGIM Government Income Portfolio (Class I)
December 31, 2024	16,230	$2.25	to	$4.36	$67,255	0.00%	0.60%	to	0.90%	0.11%	to	0.41%
December 31, 2023	16,976	$2.25	to	$4.34	$70,131	0.00%	0.60%	to	0.90%	4.16%	to	4.47%
December 31, 2022	17,857	$2.16	to	$4.15	$70,792	0.00%	0.60%	to	0.90%	-14.22%	to	-13.97%
December 31, 2021	18,432	$2.51	to	$4.83	$85,027	0.00%	0.60%	to	0.90%	-4.03%	to	-3.75%
December 31, 2020	19,505	$2.62	to	$5.01	$93,658	0.00%	0.60%	to	0.90%	6.21%	to	6.53%

	PSF PGIM Jennison Growth Portfolio (Class I)
December 31, 2024	84,002	$15.03	to	$21.66	$1,743,463	0.00%	0.60%	to	0.90%	29.70%	to	30.09%
December 31, 2023	89,224	$11.55	to	$16.65	$1,425,095	0.00%	0.60%	to	0.90%	52.14%	to	52.59%
December 31, 2022	93,732	$7.57	to	$10.91	$982,242	0.00%	0.60%	to	0.90%	-38.16%	to	-37.97%
December 31, 2021	98,966	$12.20	to	$17.59	$1,673,948	0.00%	0.60%	to	0.90%	14.97%	to	15.32%
December 31, 2020	104,774	$10.58	to	$15.25	$1,538,650	0.00%	0.60%	to	0.90%	54.81%	to	55.27%

	PSF Small-Cap Stock Index Portfolio (Class I)
December 31, 2024	33,633	$12.28	to	$15.23	$495,331	0.00%	0.60%	to	0.90%	7.38%	to	7.71%
December 31, 2023	35,618	$11.44	to	$14.14	$487,528	0.00%	0.60%	to	0.90%	10.43%	to	15.05%
December 31, 2022	37,228	$9.97	to	$12.29	$443,455	0.00%	0.60%	to	0.90%	-17.12%	to	-16.87%
December 31, 2021	39,215	$12.03	to	$14.79	$562,581	0.00%	0.60%	to	0.90%	25.21%	to	25.59%
December 31, 2020	40,924	$9.61	to	$11.78	$467,793	0.00%	0.60%	to	0.90%	10.00%	to	10.33%

	T. Rowe Price International Stock Portfolio
December 31, 2024	459	$2.52	to	$2.52	$1,156	0.94%	0.60%	to	0.60%	2.63%	to	2.63%
December 31, 2023	464	$2.46	to	$2.46	$1,140	1.01%	0.60%	to	0.60%	15.55%	to	15.55%
December 31, 2022	474	$2.13	to	$2.13	$1,008	0.79%	0.60%	to	0.60%	-16.31%	to	-16.31%
December 31, 2021	481	$2.54	to	$2.54	$1,222	0.55%	0.60%	to	0.60%	0.71%	to	0.71%
December 31, 2020	542	$2.52	to	$2.52	$1,367	0.57%	0.60%	to	0.60%	13.77%	to	13.77%
A24

Note 7:    Financial Highlights (continued)

	At the period ended					For the period ended
	Units Outstanding (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	Janus Henderson VIT Research Portfolio (Institutional Shares)
December 31, 2024	1,009	$9.41	to	$9.41	$9,494	0.03%	0.60%	to	0.60%	34.50%	to	34.50%
December 31, 2023	1,088	$7.00	to	$7.00	$7,611	0.14%	0.60%	to	0.60%	42.32%	to	42.32%
December 31, 2022	1,133	$4.92	to	$4.92	$5,568	0.71%	0.60%	to	0.60%	-30.31%	to	-30.31%
December 31, 2021	1,203	$7.05	to	$7.05	$8,487	0.10%	0.60%	to	0.60%	19.62%	to	19.62%
December 31, 2020	1,250	$5.90	to	$5.90	$7,369	0.54%	0.60%	to	0.60%	32.16%	to	32.16%

	MFS® Growth Series (Initial Class)
December 31, 2024	672	$11.67	to	$11.67	$7,844	0.00%	0.60%	to	0.60%	30.68%	to	30.68%
December 31, 2023	716	$8.93	to	$8.93	$6,390	0.00%	0.60%	to	0.60%	35.06%	to	35.06%
December 31, 2022	787	$6.61	to	$6.61	$5,202	0.00%	0.60%	to	0.60%	-32.04%	to	-32.04%
December 31, 2021	826	$9.73	to	$9.73	$8,033	0.00%	0.60%	to	0.60%	22.80%	to	22.80%
December 31, 2020	854	$7.92	to	$7.92	$6,764	0.00%	0.60%	to	0.60%	31.07%	to	31.07%

	LVIP American Century Value Fund (Standard Class II)
December 31, 2024	459	$7.46	to	$7.46	$3,423	2.93%	0.60%	to	0.60%	8.83%	to	8.83%
December 31, 2023	485	$6.86	to	$6.86	$3,323	2.38%	0.60%	to	0.60%	8.45%	to	8.45%
December 31, 2022	523	$6.32	to	$6.32	$3,306	2.09%	0.60%	to	0.60%	-0.06%	to	-0.06%
December 31, 2021	536	$6.33	to	$6.33	$3,392	1.73%	0.60%	to	0.60%	23.77%	to	23.77%
December 31, 2020	602	$5.11	to	$5.11	$3,074	2.31%	0.60%	to	0.60%	0.38%	to	0.38%

	Janus Henderson VIT Research Portfolio (Service Shares)
December 31, 2024	21	$6.73	to	$6.73	$141	0.00%	0.90%	to	0.90%	33.75%	to	33.75%
December 31, 2023	23	$5.03	to	$5.03	$115	0.06%	0.90%	to	0.90%	41.54%	to	41.54%
December 31, 2022	24	$3.55	to	$3.55	$84	0.57%	0.90%	to	0.90%	-30.69%	to	-30.69%
December 31, 2021	26	$5.13	to	$5.13	$132	0.02%	0.90%	to	0.90%	18.98%	to	18.98%
December 31, 2020	27	$4.31	to	$4.31	$117	0.35%	0.90%	to	0.90%	31.40%	to	31.40%

	PSF Mid-Cap Growth Portfolio (Class I)
December 31, 2024	205	$7.92	to	$8.47	$1,679	0.00%	0.60%	to	0.90%	13.22%	to	13.56%
December 31, 2023	203	$6.99	to	$7.46	$1,465	0.00%	0.60%	to	0.90%	22.45%	to	22.81%
December 31, 2022	223	$5.71	to	$6.07	$1,313	0.00%	0.60%	to	0.90%	-27.61%	to	-27.39%
December 31, 2021	234	$7.89	to	$8.36	$1,898	0.00%	0.60%	to	0.90%	9.71%	to	10.03%
December 31, 2020	234	$7.19	to	$7.60	$1,724	0.00%	0.60%	to	0.90%	46.15%	to	46.59%

	AST Large-Cap Growth Portfolio
December 31, 2024	19	$73.35	to	$77.09	$1,445	0.00%	0.60%	to	0.90%	28.99%	to	29.38%
December 31, 2023	21	$56.87	to	$59.58	$1,209	0.00%	0.60%	to	0.90%	42.35%	to	42.78%
December 31, 2022	23	$39.95	to	$41.73	$926	0.00%	0.60%	to	0.90%	-33.80%	to	-33.60%
December 31, 2021	19	$60.35	to	$62.85	$1,162	0.00%	0.60%	to	0.90%	16.07%	to	16.41%
December 31, 2020	24	$51.99	to	$53.99	$1,287	0.00%	0.60%	to	0.90%	38.56%	to	38.97%

	AST Large-Cap Value Portfolio
December 31, 2024	23	$29.81	to	$31.32	$701	0.00%	0.60%	to	0.90%	8.94%	to	9.27%
December 31, 2023	24	$27.36	to	$28.67	$670	0.00%	0.60%	to	0.90%	8.77%	to	9.10%
December 31, 2022	27	$25.15	to	$26.28	$676	0.00%	0.60%	to	0.90%	0.80%	to	1.10%
December 31, 2021	25	$24.95	to	$25.99	$631	0.00%	0.60%	to	0.90%	28.06%	to	28.44%
December 31, 2020	31	$19.49	to	$20.23	$617	0.00%	0.60%	to	0.90%	-0.62%	to	-0.33%

	AST Small-Cap Equity Portfolio
December 31, 2024	14	$42.19	to	$44.34	$586	0.00%	0.60%	to	0.90%	13.83%	to	14.17%
December 31, 2023	14	$37.07	to	$38.84	$525	0.00%	0.60%	to	0.90%	16.06%	to	16.40%
December 31, 2022	14	$31.94	to	$33.36	$471	0.00%	0.60%	to	0.90%	-28.22%	to	-28.01%
December 31, 2021	15	$44.49	to	$46.34	$662	0.00%	0.60%	to	0.90%	3.60%	to	3.91%
December 31, 2020	16	$42.95	to	$44.60	$704	0.00%	0.60%	to	0.90%	47.07%	to	47.50%

	AST Balanced Asset Allocation Portfolio
December 31, 2024	48	$26.37	to	$27.59	$1,300	0.00%	0.60%	to	0.90%	10.90%	to	11.23%
December 31, 2023	49	$23.78	to	$24.80	$1,196	0.00%	0.60%	to	0.90%	14.74%	to	15.08%
December 31, 2022	50	$20.73	to	$21.55	$1,060	0.00%	0.60%	to	0.90%	-17.01%	to	-16.76%
December 31, 2021	51	$24.97	to	$25.89	$1,300	0.00%	0.60%	to	0.90%	11.84%	to	12.17%
December 31, 2020	53	$22.33	to	$23.08	$1,195	0.00%	0.60%	to	0.90%	10.77%	to	11.10%

A25

Note 7:    Financial Highlights (continued)

	At the period ended					For the period ended
	Units Outstanding (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	AST Preservation Asset Allocation Portfolio
December 31, 2024	19	$19.06	to	$19.94	$366	0.00%	0.60%	to	0.90%	6.83%	to	7.16%
December 31, 2023	23	$17.84	to	$18.61	$415	0.00%	0.60%	to	0.90%	10.78%	to	11.11%
December 31, 2022	19	$16.11	to	$16.75	$314	0.00%	0.60%	to	0.90%	-16.38%	to	-16.13%
December 31, 2021	20	$19.26	to	$19.97	$393	0.00%	0.60%	to	0.90%	5.30%	to	5.61%
December 31, 2020	18	$18.29	to	$18.91	$332	0.00%	0.60%	to	0.90%	8.11%	to	8.43%

	AST Cohen & Steers Realty Portfolio (available February 22, 2021)
December 31, 2024	3,962	$11.80	to	$11.94	$46,985	0.00%	0.60%	to	0.90%	5.71%	to	6.03%
December 31, 2023	4,168	$11.16	to	$11.26	$46,702	0.00%	0.60%	to	0.90%	11.09%	to	11.42%
December 31, 2022	4,336	$10.05	to	$10.11	$43,684	0.00%	0.60%	to	0.90%	-26.03%	to	-25.81%
December 31, 2021	266	$13.59	to	$13.62	$3,614	0.00%	0.60%	to	0.90%	34.85%	to	35.19%
December 31, 2020	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%

	AST Core Fixed Income Portfolio (available February 11, 2022)
December 31, 2024	93	$9.27	to	$9.35	$868	0.00%	0.60%	to	0.90%	0.53%	to	0.83%
December 31, 2023	86	$9.23	to	$9.28	$796	0.00%	0.60%	to	0.90%	5.40%	to	5.72%
December 31, 2022	86	$8.75	to	$8.78	$756	0.00%	0.60%	to	0.90%	-12.84%	to	-12.61%
December 31, 2021	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2020	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%

	AST J.P. Morgan Conservative Multi-Asset Portfolio (available January 20, 2023)
December 31, 2024	39	$11.17	to	$11.23	$439	0.00%	0.60%	to	0.90%	5.24%	to	5.56%
December 31, 2023	39	$10.61	to	$10.64	$419	0.00%	0.60%	to	0.90%	5.76%	to	6.06%
December 31, 2022	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2021	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2020	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%

	AST Prudential Growth Allocation Portfolio (available February 24, 2023)
December 31, 2024	17	$12.69	to	$12.76	$222	0.00%	0.60%	to	0.90%	12.67%	to	13.01%
December 31, 2023	17	$11.26	to	$11.29	$187	0.00%	0.60%	to	0.90%	13.72%	to	14.00%
December 31, 2022	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2021	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2020	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%

	AST International Equity Portfolio (available March 10, 2023)
December 31, 2024	144	$11.62	to	$11.68	$1,670	0.00%	0.60%	to	0.90%	4.51%	to	4.82%
December 31, 2023	144	$11.11	to	$11.14	$1,602	0.00%	0.60%	to	0.90%	12.09%	to	12.36%
December 31, 2022	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2021	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2020	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%

A26

Note 7:    Financial Highlights (continued)

*
These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying Portfolios, net of management fees assessed by the fund manager, divided by the average daily net assets. These ratios exclude those expenses, such as mortality and expense risk charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying Portfolios in which the subaccount invests.

**
These amounts represent the annualized contract expenses of the Account, consisting primarily of mortality and expense risk charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying Portfolios are excluded. Expense ratio is net of the reimbursement for excess expenses. In the absence of the reimbursement for excess expenses, the expense ratio would be higher.

***
These amounts represent the total returns for the periods indicated, including changes in the value of the underlying Portfolios, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Product designs within a subaccount which were offered less than one year are included in the range of total returns for that period, and their respective total returns may not correspond to the total returns of a product offering with a comparable expense ratio that was presented for the full period. Contract owners may experience different total returns based on their investment options. Subaccounts with a date notation indicate the effective date of that subaccount in the Account. Total returns for periods less than one year are not annualized. The total return is calculated for each of the five periods preceding December 31, 2024 or for the periods indicated within. Total return may reflect the reimbursement for excess expenses. In the absence of the reimbursement for excess expenses, the total return would be lower.

Note 8:    Charges and Expenses

The following represents the various charges and expenses of the Account which are paid to Prudential.

The expense ratio represents the annualized contract expenses of the Account for the period indicated and includes those expenses that are charged through a reduction of the unit value, which consists solely of the mortality and expense risk charges. These fees are charged at an effective annual rate of up to 0.90%, and are applied daily against the net assets of each subaccount. Expenses of the underlying Portfolios and charges made directly to contract owner accounts through either the redemption of units or from premium payments are excluded.

Charges deducted from premium payments range from 0% to 41.5%. In addition, PVAL and CVAL contracts also deduct a $2 premium processing charge for each premium paid. The percentage of the premium payment deducted consists of taxes attributable to premiums, any applicable sales charge, and any premium based administrative charge. The charges made directly to the contract owner through the redemption of units depend on the product and the options or transactions selected by the contract owner. The following charges are made through the redemption of units.

•The Account charges from $0 to $83.34 per $1,000 of basic insurance amount for the cost of insurance plus additional mortality for extra ratings of up to $2.08 per $1,000 of basic insurance amount.

•The Account charges a guaranteed death benefit fee of $0.01 per $1,000 of basic insurance amount.

•The charge for withdrawals ranges from a maximum of $15 to $25.

•The Account charges monthly administrative fees that range from $0 to $10 per contract plus $0.01 to $0.08 per $1,000 of basic insurance amount, although it may be less for subsequent increases.

•The Account charges up to $25 per change to the basic insurance amount.

A27

Note 8:    Charges and Expenses (continued)
Reimbursement for excess expenses - The Account is reimbursed for certain products by Prudential, on a non-guaranteed basis, for expenses incurred by The Prudential Series Fund in excess of the effective rate of 0.40% for the PSF Stock Index Portfolio (Class I), 0.50% for the PSF PGIM Jennison Value Portfolio (Class I), 0.55% for the PSF Natural Resources Portfolio (Class I), and 0.65% for the PSF PGIM High Yield Bond Portfolio (Class I) of the average daily net assets of these portfolios.

Note 9:    Other

Accumulation units are the contract owner's interest allocated to the variable account during the accumulation period of the contract.

Contract owner net payments represent contract owner contributions, net of applicable deductions, charges, and state premium taxes.

Policy loans represent amounts borrowed by contract owners using the contract as the security for the loan.

Policy loan repayments and interest represent payments made by contract owners to reduce the total outstanding policy loan principal plus accrued interest.

Surrenders, withdrawals and death benefits are payments to contract owners and beneficiaries made under the terms of the contract, including amounts that contract owners have requested to be withdrawn or paid to them.

Net transfers between other subaccounts or fixed rate option are amounts that contract owners have directed to be moved among subaccounts, including permitted transfers to and from the fixed rate option.

Miscellaneous transactions primarily represent timing related adjustments on contract owner transactions, such as premiums, surrenders, transfers, etc. which are funded by the general account in order to maintain appropriate contract owner account balances.

Other charges are contract level charges assessed through the redemption of units as described in Note 8, Charges and Expenses.
A28

Report of Independent Registered Public Accounting Firm

To the Board of Directors of The Prudential Insurance Company of America and the Contract Owners of The Prudential Variable Appreciable Account

Opinions on the Financial Statements

We have audited the accompanying statements of net assets of each of the subaccounts of The Prudential Variable Appreciable Account indicated in the table below as of the dates indicated in the table below, and the related statements of operations and of changes in net assets for each of the periods indicated in the table below, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the subaccounts of The Prudential Variable Appreciable Account as of the dates indicated in the table below, and the results of each of their operations and the changes in each of their net assets for the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.

PSF PGIM Government Money Market Portfolio (Class I) (1)	MFS® Growth Series (Initial Class) (1)
PSF PGIM Total Return Bond Portfolio (Class I) (1)	LVIP American Century Value Fund (Standard Class II) (1)
PSF PGIM Jennison Blend Portfolio (Class I) (1)	Janus Henderson VIT Research Portfolio (Service Shares) (1)
PSF PGIM Flexible Managed Portfolio (Class I) (1)	PSF Mid-Cap Growth Portfolio (Class I) (1)
PSF PGIM 50/50 Balanced Portfolio (Class I) (1)	AST Large-Cap Growth Portfolio (1)
PSF PGIM High Yield Bond Portfolio (Class I) (1)	AST Large-Cap Value Portfolio (1)
PSF Stock Index Portfolio (Class I) (1)	AST Small-Cap Equity Portfolio (1)
PSF PGIM Jennison Value Portfolio (Class I) (1)	AST Balanced Asset Allocation Portfolio (1)
PSF Natural Resources Portfolio (Class I) (1)	AST Preservation Asset Allocation Portfolio (1)
PSF Global Portfolio (Class I) (1)	AST Cohen & Steers Realty Portfolio (1)
PSF PGIM Government Income Portfolio (Class I) (1)	AST Core Fixed Income Portfolio (1)
PSF PGIM Jennison Growth Portfolio (Class I) (1)	AST J.P. Morgan Conservative Multi-Asset Portfolio (2)
PSF Small-Cap Stock Index Portfolio (Class I) (1)	AST Prudential Growth Allocation Portfolio (3)
T. Rowe Price International Stock Portfolio (1)	AST International Equity Portfolio (4)
Janus Henderson VIT Research Portfolio (Institutional Shares) (1)
(1)Statement of net assets as of December 31, 2024, statement of operations for the year ended December 31, 2024 and statement of changes in net assets for the years ended December 31, 2024 and 2023.
(2)Statement of net assets as of December 31, 2024, statement of operations for the year ended December 31, 2024 and statement of changes in net assets for the year ended December 31, 2024 and for the period January 20, 2023 (commencement of operations) to December 31, 2023.

(3)Statement of net assets as of December 31, 2024, statement of operations for the year ended December 31, 2024 and statement of changes in net assets for the year ended December 31, 2024 and for the period February 24, 2023 (commencement of operations) to December 31, 2023.

(4)Statement of net assets as of December 31, 2024, statement of operations for the year ended December 31, 2024 and statement of changes in net assets for the year ended December 31, 2024 and for the period March 10, 2023 (commencement of operations) to December 31, 2023.

Basis for Opinions

These financial statements are the responsibility of The Prudential Insurance Company of America management. Our responsibility is to express an opinion on the financial statements of each of the subaccounts of The Prudential Variable Appreciable Account based on our audits. We are a public
A29

accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to each of the subaccounts of The Prudential Variable Appreciable Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of investments owned as of December 31, 2024 by correspondence with the transfer agents of the investee mutual funds. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP
New York, New York
April 17, 2025

We have served as the auditor of one or more of the subaccounts of The Prudential Variable Appreciable Account since 1996.

A30

THE PRUDENTIAL INSURANCE
COMPANY OF AMERICA
STATUTORY FINANCIAL STATEMENTS AND
ADDITIONAL INFORMATION
December 31, 2024, 2023 and 2022
and Report of Independent Auditors

Report of Independent Auditors

To the Board of Directors and Management of
The Prudential Insurance Company of America

Opinions

We have audited the accompanying statutory financial statements of The Prudential Insurance Company of America (a wholly owned subsidiary of Prudential Financial, Inc.) (the “Company”), which comprise the statutory statements of admitted assets, liabilities and capital and surplus as of December 31, 2024 and 2023, and the related statutory statements of operations and changes in capital and surplus, and of cash flows for each of the three years in the period ended December 31, 2024, including the related notes (collectively referred to as the “financial statements”).

Unmodified Opinion on Statutory Basis of Accounting
In our opinion, the accompanying financial statements present fairly, in all material respects, the admitted assets, liabilities and capital and surplus of the Company as of December 31, 2024 and 2023, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2024, in accordance with the accounting practices prescribed or permitted by the New Jersey Department of Banking and Insurance (the “Department”) described in Note 1.

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the significance of the matter discussed in the Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles section of our report, the accompanying financial statements do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2024 and 2023, or the results of its operations or its cash flows for each of the three years in the period ended December 31, 2024.

Basis for Opinions

We conducted our audit in accordance with auditing standards generally accepted in the United States of America (US GAAS). Our responsibilities under those standards are further described in the Auditors’ Responsibilities for the Audit of the Financial Statements section of our report. We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements relating to our audit. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinions.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Note 1 to the financial statements, the financial statements are prepared by the Company on the basis of the accounting practices prescribed or permitted by the Department, which is a basis of accounting other than accounting principles generally accepted in the United States of America.

The effects on the financial statements of the variances between the statutory basis of accounting described in Note 1 and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

Responsibilities of Management for the Financial Statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with the accounting practices prescribed or permitted by the Department. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

In preparing the financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for one year after the date the financial statements are available to be issued.

Auditors’ Responsibilities for the Audit of the Financial Statements

Our objectives are to obtain reasonable assurance about whether the financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditors’ report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with US GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the financial statements.

In performing an audit in accordance with US GAAS, we:

•Exercise professional judgment and maintain professional skepticism throughout the audit.
•Identify and assess the risks of material misstatement of the financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.
•Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control. Accordingly, no such opinion is expressed.
•Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the financial statements.
•Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for a reasonable period of time.

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control-related matters that we identified during the audit.

Supplemental Information

Our audit was conducted for the purpose of forming an opinion on the financial statements taken as a whole. The supplemental Annual Statement Schedule 1 – Selected Financial Data, Supplemental Investments Risks Interrogatories Schedule, Summary Investment Schedule, and Supplemental Schedule of Reinsurance Disclosures (collectively referred to as the “supplemental schedules”) of the Company as of December 31, 2024 and for the year then ended are presented to comply with the National Association of Insurance Commissioners’ Annual Statement Instructions and Accounting Practices and Procedures Manual and for purposes of additional analysis and are not a required part of the financial statements. The supplemental schedules are the responsibility of management and were derived from and relate directly to the underlying accounting and other records used to prepare the financial statements. The supplemental schedules have been subjected to the auditing procedures applied in the audit of the financial statements and certain additional procedures, including comparing and reconciling such information directly to the underlying accounting and other records used to prepare the financial statements or to the financial statements themselves and other additional procedures, in accordance with auditing standards generally accepted in the United States of America. In our opinion, the supplemental schedules are fairly stated, in all material respects, in relation to the financial statements taken as a whole.

/s/ PricewaterhouseCoopers LLP

New York, New York
April 17, 2025

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

STATUTORY STATEMENTS OF ADMITTED ASSETS, LIABILITIES AND CAPITAL AND SURPLUS

	December 31, 2024	December 31, 2023
	(in millions)
ASSETS
Bonds	$80,001	$85,754
Preferred stocks	188	168
Common stocks	12,493	11,748
Mortgage loans on real estate	18,383	19,848
Real estate	269	297
Contract loans	2,007	1,911
Cash and short-term investments	3,228	4,235
Derivatives	4,054	3,382
Securities lending reinvested collateral assets	8,384	—
Other invested assets	10,322	10,269
Total cash and invested assets	139,329	137,612
Premiums due and deferred	4,546	4,033
Accrued investment income	976	972
Current federal income tax recoverable	644	524
Net deferred tax asset	2,036	2,098
Other assets	2,937	2,343
Separate account assets	164,941	152,092
TOTAL ADMITTED ASSETS	$315,409	$299,674

LIABILITIES, CAPITAL AND SURPLUS
LIABILITIES
Policy liabilities and insurance reserves:
Future policy benefits and claims	$85,789	$83,707
Deposit-type contracts	15,097	15,560
Advanced premiums	52	49
Policy dividends	1,435	1,352
Asset valuation reserve	4,649	4,527
Transfers to (from) separate accounts due or accrued	(317)	(307)
Securities sold under agreement to repurchase	4,133	3,558
Cash collateral held for loaned securities	4,890	4,115
Derivatives	2,883	2,920
Other liabilities	16,296	16,319
Separate account liabilities	164,712	151,789
Total liabilities	299,619	283,589

CAPITAL AND SURPLUS
Common capital stock and gross paid in and contributed surplus	10,359	7,435
Surplus notes	350	349
Special surplus fund	1,600	1,249
Unassigned surplus	3,481	7,052
Total capital and surplus	15,790	16,085
TOTAL LIABILITIES, CAPITAL AND SURPLUS	$315,409	$299,674
See Notes to Statutory Financial Statements

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

STATUTORY STATEMENTS OF OPERATIONS AND CHANGES IN CAPITAL AND SURPLUS

	Years Ended
	December 31,
	2024	2023	2022
	(in millions)
REVENUES
Premiums and annuity considerations	$49,412	$20,500	$24,925
Net investment income	5,286	5,373	5,265
Other income (loss)	3,529	846	1,691
Total Revenues	58,227	26,719	31,881

BENEFITS AND EXPENSES
Death benefits	4,619	4,519	4,469
Annuity benefits	17,728	16,345	14,365
Disability benefits	1,509	1,380	1,290
Other benefits	20	22	20
Surrender benefits and fund withdrawals	22,641	13,808	12,893
Net increase (decrease) in reserves	1,683	(8,143)	(8,330)
Commissions	960	894	973
Net transfer to (from) separate accounts	5,065	(6,106)	3,594
Other expenses (benefits)	2,106	1,875	609
Total Benefits and Expenses	56,331	24,594	29,883

OPERATING INCOME (LOSS) BEFORE DIVIDENDS AND INCOME TAXES	1,896	2,125	1,998
Dividends to policyholders	112	85	12

OPERATING INCOME (LOSS) BEFORE INCOME TAXES	1,784	2,040	1,986
Income tax expense (benefit)	362	(38)	956

INCOME (LOSS) FROM OPERATIONS	1,422	2,078	1,030
Net realized capital gains (losses)	(177)	(346)	86

NET INCOME (LOSS)	$1,245	$1,732	$1,116

CAPITAL AND SURPLUS
CAPITAL AND SURPLUS, BEGINNING OF PERIOD	$16,085	$14,049	$19,123
Net income (loss)	1,245	1,732	1,116
Change in common capital stock and gross paid in and contributed surplus	2,924	753	966
Change in net unrealized capital gains (losses)	(2,391)	2,090	(3,900)
Change in nonadmitted assets	(367)	1,551	(2,766)
Change in asset valuation reserve	(123)	(548)	303
Change in net deferred income tax	48	(354)	609
Change in reserve on account of change in valuation basis	—	83	—
Dividends to stockholders	(1,550)	(3,100)	(2,540)
Net change in separate accounts surplus	(455)	(339)	(727)
Amortization related to employee retirement plans and other pension adjustments	(52)	81	509
Deferred reinsurance allowance	390	(75)	1,006
Other changes, net	36	162	350
Net change in capital and surplus	(295)	2,036	(5,074)
CAPITAL AND SURPLUS, END OF PERIOD	$15,790	$16,085	$14,049

See Notes to Statutory Financial Statements

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

STATUTORY STATEMENTS OF CASH FLOWS

	Years Ended
		December 31,
	2024	2023	2022
	(in millions)
CASH FLOWS FROM OPERATING ACTIVITIES
Premiums and annuity considerations	$37,245	$27,176	$27,155
Net investment income	5,299	5,435	5,253
Other income	1,931	1,753	1,537
Separate account transfers	6,623	8,348	4,769
Benefits and claims	(44,984)	(36,600)	(34,086)
Policyholders’ dividends	(30)	(29)	(30)
Federal income taxes	(203)	64	(970)
Other operating expenses	(2,441)	(1,983)	(862)

Net cash from (used in) operating activities	3,440	4,164	2,766

CASH FLOWS FROM INVESTING ACTIVITIES
Proceeds from investments sold, matured or repaid
Bonds	7,289	13,252	16,245
Stocks	3,096	2,058	2,251
Mortgage loans on real estate	2,302	1,622	2,706
Real estate	15	43	146
Other invested assets	1,021	911	868
Miscellaneous proceeds	639	307	202
Payments for investments acquired
Bonds	(10,889)	(9,733)	(16,670)
Stocks	(2,913)	(1,142)	(1,574)
Mortgage loans on real estate	(1,853)	(1,659)	(3,106)
Real estate	(26)	(57)	(67)
Other invested assets	(1,347)	(1,824)	(712)
Miscellaneous applications	(718)	(641)	(1,982)

Net cash from (used in) investing activities	(3,384)	3,137	(1,693)

CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from (payments of) borrowed money	(30)	(111)	(31)
Proceeds from (payments of) surplus paid in	—	—	1,022
Dividends to stockholders	(1,550)	(3,100)	(2,400)
Net deposits on deposit-type contract funds	(1,026)	(1,133)	66
Other financing activities	1,543	(1,438)	(3,554)

Net cash from (used in) financing activities	(1,063)	(5,782)	(4,897)

NET CHANGE IN CASH AND SHORT-TERM INVESTMENTS	(1,007)	1,519	(3,824)
CASH AND SHORT-TERM INVESTMENTS, BEGINNING OF PERIOD	4,235	2,716	6,540
CASH AND SHORT-TERM INVESTMENTS, END OF PERIOD	$3,228	$4,235	$2,716

For supplemental disclosures of non-cash transactions see Note 1B in the Notes to Statutory Financial Statements.

See Notes to Statutory Financial Statements

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2024, 2023 AND 2022

1.    SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
1A.     Business
The Prudential Insurance Company of America (the “Company”, “PICA”, or “Prudential Insurance”) is a wholly owned subsidiary of Prudential Financial, Inc. (“Prudential Financial” or “PFI”). The Company was founded in 1875 under the laws of the State of New Jersey.

Prudential Insurance provides a wide range of insurance, investment management, and other financial products and services to both individual and institutional customers throughout the United States. The principal products and services of the Company include individual life insurance, annuities, group insurance and retirement-related products and services. The Company also reinsures certain products from affiliated international insurers. The Company conducts its businesses through its operations and the operations of certain of its subsidiaries and affiliates in all 50 states. The principal executive offices of Prudential Insurance are located in Newark, New Jersey.

On December 18, 2001 (the “date of demutualization”), Prudential Insurance converted from a mutual life insurance company to a stock life insurance company. The demutualization was completed in accordance with Prudential Insurance’s Plan of Reorganization, which was approved by the Commissioner of Banking and Insurance of the State of New Jersey in October 2001.

1B.     Accounting Practices
The Company, domiciled in the state of New Jersey, prepares its statutory financial statements in accordance with accounting practices prescribed or permitted by the New Jersey Department of Banking and Insurance (the “Department” or “NJDOBI”). Prescribed statutory accounting practices (“SAP”) include publications of the National Association of Insurance Commissioners (“NAIC”), state laws, regulations and general administrative rules. Permitted statutory accounting practices encompass all accounting practices not so prescribed by the Department. The NAIC “Accounting Practices and Procedures Manual” (“NAIC SAP” or the “Manual”) reporting differs from accounting principles generally accepted in the United States (“GAAP”). NAIC SAP is designed to address the concerns of regulators. GAAP is designed to meet the varying needs of the different users of financial statements.
The State of New Jersey requires that insurance companies domiciled in the State of New Jersey prepare their statutory basis financial statements in accordance with the NAIC SAP, subject to any deviations prescribed or permitted by the Department (“NJ SAP”). The Company’s statutory accounting policies differ from the Manual due to deviations prescribed or permitted by the Department.

The following is a summary of accounting practices permitted and prescribed by the Department and the domiciliary regulator of certain subsidiaries as reflected in the Company’s statutory financial statements including those in the statutory financial statements of subsidiaries:
•The Company records leasehold improvements as admitted assets. New Jersey law allows insurance companies domiciled in New Jersey to admit leasehold improvements as admitted assets. Under Statement of Statutory Accounting Principles (“SSAP”) No. 19, “Furniture, Fixtures, Equipment and Leasehold Improvements,” NAIC statutory accounting practices require non-admittance of leasehold improvements.

•Pursuant to New Jersey law, the Commissioner of the Department may require or permit a different basis of valuation of separate account assets.  The Company values separate account assets for certain non-participating group annuity products, related to its pension risk transfer business, as if the assets were held in the general account. Under SSAP No. 56, “Separate Accounts” (“SSAP No. 56”), separate account assets supporting fund accumulation contracts (“GICs”), which do not participate in underlying portfolio experience, with a fixed interest rate guarantee, purchased under a retirement plan or plan of deferred compensation, established or maintained by an employer, will be recorded as if the assets were held in the general account while assets supporting all other contractual benefits shall be recorded at fair value on the date of valuation. The participants in the Company’s non-participating group annuity products do not participate in the investment income of the underlying assets, and therefore, the valuation prescribed by the Department follows the similar general account treatment. With certain separate account assets being valued as if they were held in the general account, the Company’s separate account reserves and related asset adequacy analysis reserves are also adjusted accordingly.  As of December 31, 2024 and 2023, Risk-Based Capital (“RBC”) calculated using this prescribed practice resulted in RBC consistent with the amount calculated using NAIC guidance.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2024, 2023 AND 2022

•In 2014, Prudential Legacy Company of New Jersey (“PLIC”), an insurance subsidiary of the Company, received approval from its domiciliary insurance department (New Jersey) for the following permitted accounting practices:

1)Approval to utilize a non-prescribed discount rate for purposes of discounting the present value of guaranteed liabilities in the Company’s RBC calculation. Based on the applicable valuation requirements of separate account assets as indicated in SSAP No. 56, NAIC guidance indicates that RBC is calculated as the excess of the regular C-1 and C-3 standards over the applicable reserve margins. Under the guidance, the reserve margin is calculated as the excess of the book/adjusted carrying value (“BACV”) of the assets supporting the reserve over the present value of the guaranteed payments. The present value of guaranteed payments is calculated using the expected net portfolio rate of return and is not to exceed 105 percent of U.S. Treasury spot rates. The excess, if any, of the asset value over the present value of guaranteed payments is first applied to reduce the C-3 requirement. The remainder is used to reduce the C-1 requirement. The permitted practice allows for the use of a discount rate, for purposes of discounting the present value of guaranteed liabilities, comprised of spot rates derived from a 50%/50% blend of U.S. Treasury-based spot rates and the Bond Index, where the Bond Index is composed of the Barclays Short Term Corporate Index for the ½ year maturity point and the Barclays U.S. Corporate Investment Grade Bond Index for all other maturities, as opposed to the discount rate described above. The modification of the discount rate used in the RBC calculation is consistent with the rate recommended by the Annuity Reserves Work Group of the American Academy of Actuaries for use for certain reserves. The discount rate utilized is limited to the sum of 1) U.S. Treasury-based spot rates and 2) 90% of the market spread of the asset portfolio within the Company. As of December 31, 2024 and 2023, RBC calculated using this permitted practice resulted in RBC equal to the amount calculated using NAIC guidance.

2)Approval to apply amortized cost accounting for interest sensitive assets and liabilities, post reinsurance transaction, to Prudential Legacy Separate Account in a manner that differs from SSAP No. 56. Specifically, the permitted practice provides for the following after the initial reinsurance transaction was recorded:

◦To record bonds pursuant to SSAP Nos. 26R and 43R, “Bonds” and “Loan-Backed and Structured Securities”; mortgage loans pursuant to SSAP No. 37, “Mortgage Loans”; and preferred stock pursuant to SSAP No. 32, “Preferred Stock” (“SSAP No. 32”) instead of recording these securities at fair value as required by SSAP No. 56.

◦The creation of a new IMR with $0 value at inception. The creation of the IMR is consistent with the accounting approved by the Department discussed above to record interest sensitive assets using amortized cost. Under SSAP No. 56, an IMR is established for separate accounts recorded at book value. With the creation of the new IMR, the Department approved the Company’s ability to admit negative IMR should it occur as an admitted asset to ensure that the impact of trading activities on surplus within Prudential Legacy Separate Account is similar to that which would have occurred under SSAP No. 56 accounting guidance.

◦To record reserves that meet New Jersey minimum reserve requirements, consistent with Prudential Insurance’s reserving prior to the above mentioned reinsurance transaction. SSAP No. 56 requires that reserves in separate accounts be adjusted for current interest rates in the event that assets are recorded at fair value. For the purpose of reconciling net income and capital and surplus between prescribed statutory accounting practices and permitted statutory accounting practices, in the calculation of the prescribed practice statutory reserves, the current year’s statutory valuation rate is being used as the proxy for the current market rate, and the cash value floor is being applied in the aggregate. Absent the permitted practice discussed above, the Company’s separate account assets would be required to be held at fair value.

◦To record all derivatives, which are designed to hedge interest rate risk, at amortized cost, and upon termination or sale, the realized gain or loss is reflected in the IMR to ensure that the net impact on surplus is similar to that which would have occurred had other interest rate sensitive assets been sold. SSAP No. 86, “Derivatives” (“SSAP No. 86”) indicates that derivatives that are used for hedging transactions for which an entity either (1) does not meet the criteria for hedge accounting or (2) does meet the criteria but the entity has chosen not to apply hedge accounting shall be accounted for at fair value with changes in value recorded as unrealized gains or losses.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2024, 2023 AND 2022

A reconciliation of the Company’s net income, capital and surplus, assets and liabilities between NAIC SAP and practices permitted and prescribed by the Department as of and for the years ended December 31, is shown below:

	SSAP #	F/S Page	F/S Line #	2024	2023	2022
				(in millions)
Net Income
New Jersey state basis (Page 5, Net Income)				$1,245	$1,732	$1,116

State Prescribed Practices that are an increase (decrease) from NAIC SAP:
Separate Account Valuation	56	5	Other income (loss)	(506)	206	600
Separate Account Valuation	56	5	Net increase (decrease) in reserves	506	(206)	(600)

NAIC SAP				$1,245	$1,732	$1,116

Surplus
New Jersey state basis (Page 5, Total Capital and Surplus)				$15,790	$16,085	$14,049

State Prescribed Practices that are an increase (decrease) from NAIC SAP:
Admit leasehold improvements	19	5	Change in nonadmitted assets	56	57	46

NAIC SAP				$15,734	$16,028	$14,003

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2024, 2023 AND 2022

	SSAP #	F/S Page	F/S Line #	2024	2023
				(in millions)
Assets
New Jersey state basis (Page 4, Total Assets)				$315,409	$299,674

State Prescribed Practices that are an increase (decrease) from NAIC SAP:
Separate Account Valuation	56	4	Separate account assets	3,573	2,562
Admit leasehold improvements	19	4	Other assets	56	57

NAIC SAP				$311,780	$297,055

Liabilities
New Jersey state basis (Page 4, Total Liabilities)				$299,619	$283,589

State Prescribed Practices that are an increase (decrease) from NAIC SAP:
Separate Account Valuation	56	4	Future policy benefits and claims	(1,794)	(1,288)
Separate Account Valuation	56	4	Separate account liabilities	5,367	3,850

NAIC SAP				$296,046	$281,027

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2024, 2023 AND 2022

The following table illustrates the supplemental disclosure of non-cash items excluded from the Statutory Statements of Cash Flows:

	Years Ended
	December 31,
	2024	2023	2022
	(in millions)
CASH FLOWS FROM OPERATING ACTIVITIES
Premiums and annuity considerations (1) (3) (4) (5)	$(11,693)	$6,716	$2,101
Net investment income (4)	(26)	(27)	(10)
Other income (3) (5)	(41)	672	(322)
Separate account transfers (1)	11,693	2,264	8,245
Benefits and claims	—	—	(481)
Federal income taxes	22	22	430
Other operating expenses (3)	(4)	310	7
Net cash from (used in) operating activities	(49)	9,957	9,970

CASH FLOWS FROM INVESTING ACTIVITIES
Proceeds from investments sold, matured or repaid
Bonds (4) (7)	(7,945)	(1,720)	(6,212)
Stocks (4) (5) (6)	(536)	—	(1,077)
Mortgage loans on real estate (4) (7)	(888)	—	(1,606)
Other invested assets	(6)	(88)	(43)
Miscellaneous proceeds (3) (7)	8,725	(394)	(113)
Payments for investments acquired
Bonds (3)	—	369	308
Stocks (2) (6)	3,545	591	883
Mortgage loans on real estate	5	5	157
Other invested assets	154	239	—
Miscellaneous applications (5) (7)	(41)	—	(1,100)
Net cash from (used in) investing activities	3,013	(998)	(8,803)

CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from (payments of) surplus paid in (2) (4)	(2,924)	(753)	56
Dividends to stockholders (5)	—	—	140
Net deposits on deposit-type contract funds (3)	—	699	—
Other financing activities (3) (4) (5)	(40)	(8,905)	(1,363)
Net cash from (used in) financing activities	(2,964)	(8,959)	(1,167)

Total non-cash transactions	$—	$—	$—

(1) Includes in-kind asset receipts related to pension risk transfer transactions (-$11,693 million as of 2024, -$2,264 million as of 2023, and -$8,245 million as of 2022).
(2) Includes capital contributions from parent passed through to subsidiaries in 2024 of -$2,796 million. For additional information see Note 13.
(3) Includes impacts from the ceded reinsurance transaction covering structured settlements effective third quarter of 2023. For additional information see Notes 7 and 17.
(4) Includes the impacts from the sale of the Full Service Retirement business effective second quarter of 2022. For additional information see Notes 7 and 17.
(5) Includes impacts from the recapture of an affiliated YRT reinsurance agreement effective first quarter of 2022. For additional information see Notes 7 and 17.
(6) Includes capital contribution to insurance subsidiary in 2024 of -$416 million. For additional information see Note 13.
(7) Includes transfer into securities lending reinvested collateral assets (-$7,945 million of bonds, -$876 million of mortgage loans on real estate, and -$40 million of derivatives as of 2024). For additional information see Note 1D (15).

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2024, 2023 AND 2022

1C.     Use of Estimates
The preparation of financial statements in conformity with SAP requires management to make estimates and assumptions that affect the reported assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from those estimates.
The most significant estimates include those used in determining measurement of any related impairment; valuation of investments including derivatives (in the absence of quoted market values) and the recognition of other-than-temporary impairments; aggregate reserves for life, accident, and health contracts, including guarantees; pension and other postretirement benefits; provision for income taxes and valuation of deferred tax assets; goodwill; and reserves for contingent liabilities, including reserves for losses in connection with unresolved legal matters.

1D.     Accounting Policy
The Company uses the following accounting policies:
1)Cash includes cash on deposit and cash equivalents. Cash equivalents are short-term, highly liquid investments, with original maturities of three months or less, that are both readily convertible to known amounts of cash and so near their maturity that they represent insignificant risk of changes in value because of changes in interest rates. Cash equivalents also include money market funds. They are stated at amortized cost which approximates fair value.
Short-term investments primarily consist of money market funds and highly liquid debt instruments with a remaining maturity of twelve months or less and greater than three months when purchased. They are stated at amortized cost, which approximates fair value.
2)Bonds, which consist of long-term bonds, are stated primarily at amortized cost in accordance with the valuation prescribed by the Department and the NAIC. Bonds rated by the NAIC are classified into twenty categories ranging from highest quality bonds to those in or near default. Bonds rated in the top nineteen categories are generally valued at amortized cost while bonds rated in the lowest category are valued at lower of amortized cost or fair market value.
The Company follows both the prospective and retrospective methods for amortizing bond premium and discount. Both methods require the recalculation of the effective yield at each reporting date if there has been a change in the underlying assumptions. For the prospective method, the recalculated yield will equate the carrying amount of the investment to the present value of the anticipated future cash flows. The recalculated yield is then used to accrue income on the investment balance for subsequent accounting periods. There are no accounting changes in the current period unless the undiscounted anticipated cash flow is less than the carrying amount of the investment. For the retrospective method, the recalculated yield is the rate that equates the present value of actual and anticipated future cash flows with the original cost of the investment. The current balance of the investment is increased or decreased to the amount that would have resulted had the revised yield been applied since inception and investment income is correspondingly decreased or increased.
For other-than-temporary impairments, the cost basis of the bond excluding loan-backed and structured securities is written down to fair market value as a new cost basis and the amount of the write down is accounted for as a realized loss. For loan-backed and structured securities, the cost basis of the bond is written down to the present value of cash flows expected to be collected, discounted at the loan-backed or structured security's effective yield.

The Company holds bonds that utilize the systematic value measurement method approach for Securities Valuation Office (“SVO”)-Identified investments. The Company consistently utilizes the same measurement method for all SVO-Identified investments and none are being reported at a different measurement method from what was used in a prior annual statement. All of the securities still held qualify for the systematic value method.

Loan-backed and structured securities are primarily carried at amortized cost. For loan-backed and structured securities, the effective yield is based on estimated cash flows, including prepayment assumptions based on data from widely accepted third-party data sources or internal estimates. For high credit quality loan-backed and structured securities (those rated AA or above), cash flows are provided quarterly, and the amortized cost and effective yield of the security are adjusted as necessary to reflect historical prepayment experience and changes in estimated future prepayments. The adjustments to amortized cost for those securities rated AA or above are recorded in accordance with the retrospective method. For loan-backed and structured securities rated below AA, the effective yield is adjusted prospectively for any changes in estimated cash flows.

The NAIC designations for non-agency residential mortgage-backed securities (“RMBS”), including asset-backed securities collateralized by sub-prime mortgages, are based on security level expected losses as modeled by an independent third party (engaged by the NAIC) and the statutory carrying value of the security, including any purchase discounts or impairment charges

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2024, 2023 AND 2022

previously recognized. The model used in determining NAIC designations was updated and utilized for reporting as of December 31, 2024 and 2023.
Similar to the change for RMBS, the NAIC designations for commercial mortgage-backed securities (“CMBS”) are based on security level expected losses as modeled by an independent third party (engaged by the NAIC) and the statutory carrying value of the security, including any purchase discounts or impairment charges previously recognized. The model used in determining NAIC designations was updated and utilized for reporting as of December 31, 2024 and 2023.
3)Preferred stocks include unaffiliated preferred stocks and investments in subsidiaries. Preferred stocks rated by the NAIC are classified into six categories ranging from highest quality preferred stocks to those in or near default. Redeemable preferred stocks rated in the top three categories are generally valued at cost while preferred stocks rated in the lower three categories are generally valued at lower of cost or fair value. All perpetual and mandatory convertible preferred stocks are recorded at fair value regardless of the rating category. For other-than-temporary impairments, the cost basis of the preferred stock is written down to fair market value as a new cost basis and the amount of the write down is recorded as a realized loss.
4)Common stocks include unaffiliated common stocks and investments in subsidiaries. See (7) below for information related to investments in subsidiaries. Unaffiliated common stocks are carried at fair value. Dividends from these investments are generally recognized in “Net investment income” on the ex-dividend date.
5)Mortgage loans on real estate (“Mortgage loans”) are stated primarily at unpaid principal balances, net of unamortized premiums and discounts and impairments. Impaired loans are identified by management when it is considered probable that all amounts due according to the contractual terms of the loan agreement will not be collected. These loans are recorded based on the fair value of the collateral less estimated costs to obtain and sell. The difference between the net value of the collateral and the recorded investment in the mortgage loan is recognized as an impairment by creating a valuation allowance with a corresponding charge to unrealized loss or by adjusting an existing valuation allowance for the impaired loan with a corresponding charge or credit to unrealized gain or loss. Other-than-temporary impairments are then recognized as a realized loss in net income.
Interest received on impaired loans, including loans that were previously modified in a troubled debt restructuring, is generally either applied against the principal or reported as revenue, according to management’s judgment as to the collectability of principal. Management discontinues accruing interest on impaired loans after the loans are ninety days delinquent as to principal or interest, or earlier when management has substantial doubts about collectability. When this interest is deemed uncollectible, it is reversed against interest income on loans for the current period. Generally, a loan is restored to accrual status only after all delinquent interest and principal are brought current and, in the case of loans where interest has been interrupted for a substantial period, a regular payment performance has been established.
6)Real estate includes properties occupied by the Company and properties held for sale. Properties occupied by the Company are carried at cost less accumulated straight-line depreciation, encumbrances, and other-than-temporary impairments. Properties held for sale are valued at lower of depreciated cost or fair value less encumbrances and estimated disposition costs.
7)Investments in subsidiaries are accounted for using the equity method as defined in SSAP No. 97, “Investments in Subsidiary, Controlled and Affiliated Entities” (“SCA”) (“SSAP No. 97”). Investments in domestic insurance subsidiaries are recorded based on the underlying audited statutory equity of the respective entity's financial statements, adjusted for unamortized goodwill as provided for in SSAP No. 68, “Business Combinations and Goodwill.” Investments in foreign insurance subsidiaries are recorded based on audited U.S. GAAP equity adjusted, if needed, to a limited statutory basis of accounting in accordance with paragraph 9 of SSAP No. 97. Investments in non-insurance subsidiaries that do not engage in certain transactions or activities, per paragraph 8b ii of SSAP No. 97 are recorded based on audited U.S. GAAP equity of the investee. The change in subsidiaries’ net assets, excluding capital contributions and distributions, is included in “Change in net unrealized capital gains (losses).” Dividends or distributions received from the investee are recognized in “Net investment income” when declared to the extent they are not in excess of undistributed accumulated earnings attributed to the Company’s investment. The Company has assessed the non-insurance entities subject to SSAP No. 97 and based upon the amount of capital that these entities represent and the Company's strong capital position, the Company has decided not to obtain GAAP audits for certain entities as of December 31, 2024 and 2023.

8)Other invested assets include primarily the Company’s investment in joint ventures, limited liability companies and other forms of partnerships. These investments are accounted for using an equity method as defined in SSAP No. 97 or SSAP No. 48, depending upon whether the investee is a Subsidiary, Controlled, or Affiliated Entity, as defined in SSAP No. 97. These entities are valued based on the underlying audited U.S. GAAP equity of the investee, or alternatives permitted by SSAP No. 97 and SSAP No. 48, as applicable.

9)Derivatives used by the Company include swaps, futures, forwards, and options and may be exchange-traded or contracted in the over-the-counter market. Derivative instruments used in hedging transactions that meet the criteria of a highly effective hedge are considered an effective hedge and are permitted to be valued and reported in a manner that is consistent with the hedged asset or

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2024, 2023 AND 2022

liability. To qualify for hedge accounting treatment, a derivative must be highly effective in mitigating the designated risk of the hedged item. Effectiveness of the hedge is formally assessed at inception and throughout the life of the hedging relationship. Any derivative premiums that are not paid at inception of the derivative are recorded separately for the estimated fair value of the derivative as a portion of the Payable for Securities or Receivable for Securities line items on the balance sheet. Derivative instruments used in hedging transactions that do not meet or no longer meet the criteria of an effective hedge, or that meet the required criteria but the Company has chosen not apply hedge accounting, are accounted for at fair value and the changes in fair value are recorded through “Change in net unrealized gains (losses).” Derivatives are reported as either assets or liabilities within “Derivatives.” Derivative instruments and the related gains and losses are presented in the Statutory Statements of Cash Flows within the “Miscellaneous proceeds” and “Miscellaneous applications” lines of the “Cash flows from investing activities” section. See Note 8, Derivatives, for additional disclosures.

10)The Company considers anticipated investment income when calculating its premium deficiency reserves in accordance with SSAP No. 54R, “Individual and Group Accident and Health Contracts.”
11)Accident and health reserves represent the estimated value of the future payments, adjusted for contingencies and interest. The remaining reserves for active life reserves and unearned premiums are valued using the preliminary term method, gross premium valuation method, or a pro rata portion of gross premiums. Reserves are also held for amounts not yet due on hospital benefits and other coverages.
12)The Company has not modified its capitalization policy from the prior period.
13)The Company does not have any pharmaceutical rebates receivable.
14)Repurchase agreements and reverse repurchase agreements are agreements between a seller and a buyer, whereby the seller of securities sells and simultaneously agrees to repurchase the same or substantially the same securities from the buyer at an agreed upon price and, usually, at a stated date as defined in SSAP No. 103R, “Transfers and Servicing of Financial Assets and Extinguishments of Liabilities” (“SSAP No. 103R”). Repurchase agreements (securities sold under agreements to repurchase) are generally accounted for as secured borrowings. The assets transferred are not removed from the balance sheet, the cash collateral received is invested and reported on balance sheet and accounted for based on the type of investment. The Company obtains collateral in an amount at least equal to 95% of the fair value of the securities sold. An offsetting liability is reported in “Securities sold under agreements to repurchase.” For reverse repurchase agreements (securities purchased under agreements to resell), an asset is recorded in “Cash, and short-term investments” to reflect the receivable from the counterparty. Dollar repurchase agreements and reverse dollar repurchase agreements involve debt instruments that are pay-through securities collateralized with GNMA, FNMA and FHLMC and similar securities. The Company typically uses “to be announced” (“TBAs”) securities in the dollar repurchase and reverse dollar repurchase agreements which are accounted for as derivatives. Dollar repurchase and reverse dollar repurchase agreements are reported in “Derivatives” with the change in value reported as “Change in net unrealized capital gains (losses).” Income and expenses related to these transactions used to earn spread income are reported as “Net investment income.” Net realized capital gains (losses) are recorded upon termination of the agreements.
15)Securities lending transactions are transactions where the Company loans securities to a third party, primarily large brokerage firms. These transactions are accounted for as secured borrowings. Cash collateral received is invested and reported on the balance sheet and accounted for based on the type of investment. The Company obtains collateral in an amount equal to 102% and 105% of the fair value of the domestic and foreign securities, respectively. A liability to return collateral received is reported in “Cash collateral held for loaned securities.” Income and expenses associated with securities lending transactions used to earn spread income are reported as “Net investment income.” Beginning in 2024, the Company's General Account and certain of its guaranteed separate accounts together invest in affiliated commingled investment vehicles. The reinvested collateral amounts representing the General Account's proportional share of the commingled investment vehicles are presented in “Securities lending reinvested collateral assets.” The total securities lending reinvested collateral assets of $8,384 million, as of December 31, 2024, includes $5,850 million of bonds, $1,662 million of cash and short-term investments, $855 million of mortgage loans on real estate and $17 million of derivatives. Disclosures related to these specific asset classes include the reinvested collateral. In 2023, the General Account's investment in these vehicles was presented within each of the respective investment line items, as the Company's guaranteed separate accounts held no interest in the vehicles.

16)Contract loans are stated at unpaid principal balances.
17)Net realized capital gains (losses) are computed using the specific identification method. Net realized investment gains and losses are generated from numerous sources, including the sale of bonds, stocks, other type of investments, as well as adjustments to the cost basis of investments for other-than-temporary impairments. Realized investment gains and losses are also generated from the termination of derivatives that do not qualify for hedge accounting. Investments carried at cost and amortized cost are adjusted for impairments considered other-than-temporary. All bonds, preferred stocks and common stocks with unrealized losses are subject to review to identify other-than-temporary impairments in value. Several factors must be considered to determine whether a decline in value of a security is other-than-temporary, including:

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2024, 2023 AND 2022

a)    the reasons for the decline in value (credit event, currency or interest related, including general spread widening);
b)    a company’s ability and intent to hold its investment for a period of time to allow for recovery of value;
c)    a company’s intent to sell its investment before recovery of the cost of the investment;
d)    the financial condition of and near-term prospects of the issuer; and
e)    for stocks, the extent and duration of the decline.

For bonds, excluding loan-backed and structured securities, when it is determined that there is an other-than-temporary impairment, the Company records a write down to the estimated fair value of the bond, which reduces its amortized cost. Credit event related impairments are recorded in the Statement of Operations and Changes in Capital and Surplus within “Net realized capital gains (losses)” and applied to the asset valuation reserve (“AVR”), and interest related impairments are directly applied to the IMR, on an after-tax basis. The AVR is used to stabilize surplus from fluctuations in the market value of bonds, stocks, mortgage loans, real estate, limited partnerships and other investments. Changes in the AVR are accounted for as direct increases or decreases in surplus. The IMR captures interest related realized gains and losses on sales of bonds (net of taxes), preferred stocks, mortgage loans, interest related other-than-temporary impairments (net of taxes) and realized gains or losses on terminated interest rate related derivatives (net of taxes), which are amortized into net income over the expected years to maturity of the investments sold or the item being hedged by the derivative using the grouped method.
The new cost basis of an impaired bond is not adjusted for subsequent increases in estimated fair value. Estimated fair values for bonds, other than private placement bonds, are generally based on quoted market prices or prices obtained from independent pricing services. Estimated fair values for private placement bonds are typically determined primarily by using a discounted cash flow model, which relies upon the average of spread surveys collected from private market intermediaries who are active in both primary and secondary transactions and takes into account, among other factors, the credit quality of the issuer and the reduced liquidity associated with private placements. In determining the estimated fair value of certain securities, including those that are distressed, the discounted cash flow model may also use unobservable inputs, which reflect management’s own assumptions about the inputs market participants would use in pricing the asset.

For loan-backed and structured securities, when an other-than-temporary impairment has occurred because the Company does not expect to recover the entire amortized cost basis of the security, the amount of the other-than-temporary impairment recognized as a realized loss shall equal the difference between the investment's amortized cost basis and the present value of cash flows expected to be collected, discounted at the loan-backed or structured security’s effective interest rate. Credit event related impairments are recorded in the Statement of Operations and Changes in Capital and Surplus within “Net realized capital gains (losses)” and applied to the AVR, and interest related impairments are directly applied to the IMR, on an after-tax basis. Additionally, the amortized cost of the security, less the other-than-temporary impairment recognized as a realized loss, shall become the new amortized cost basis of the investment. When the Company has the intent to sell or cannot assert ability and intent to hold to recovery, the security is impaired to its fair value.
For stocks, when it is determined that there is an other-than-temporary impairment, the Company records a write down in the Statement of Operations and Changes in Capital and Surplus within “Net realized capital gains (losses)” to the estimated fair value, which reduces the cost basis. Impairment losses on stocks are applied to the AVR as they are not interest rate related. The new cost basis of an impaired security is not adjusted for subsequent increases in the estimated fair value. Estimated fair values for publicly traded common stock are based on quoted market prices or prices obtained from independent pricing services. Estimated fair values for privately traded common stock are determined using valuation and discounted cash flow models that require a substantial level of judgment.
18)Separate account assets and liabilities are generally reported at estimated fair value and represent segregated funds, which are invested for certain policyholders, pension funds and other customers in accordance with SSAP No. 56. However, there are some separate account assets and liabilities that support products with guarantees and are carried at the same basis as the general account. The assets consist primarily of common stocks, long-term bonds, real estate, mortgages and short-term investments. The assets of each account are legally segregated and are not subject to claims that arise out of any other business of the Company. The liabilities include reserves established to meet withdrawal and future benefit payment contractual provisions. Investment risks associated with fair value changes are generally borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain accounts. Mortality, policy administration, surrender charges, and investment management fees on the accounts are included in “Other income (loss).” Separate account premiums are income transfers to the separate account, while separate account benefits, surrenders, reserve transfers and other policyholder charges are expense transfers from the separate account. The net amount of this separate account transfer to and from activity is recorded through “Net transfer to (from) separate accounts.” Accrued separate account transfer activity is recorded through “Transfers to (from) separate accounts due or accrued.”
19)Life premiums are recognized as revenue when due from policyholders under the terms of the insurance contract in accordance with SSAP No. 51R. Annuity considerations are recognized as revenue when received. Expenses incurred in connection with

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2024, 2023 AND 2022

acquiring new insurance business, including acquisition costs such as sales commissions, are charged to operations as incurred. Premiums due and deferred include amounts uncollected, due and unpaid, and deferred.
20)Policy reserves are generally based on mortality or morbidity tables and valuation interest rates, which are consistent with statutory requirements and are designed to be sufficient to provide for contractually guaranteed benefits. The Company generally holds reserves greater than those developed using minimum statutory reserving rules. In addition, the Appointed Actuary performs asset adequacy analysis annually to determine whether the policy reserves established are adequate considering the assets supporting them.
21)The amount of dividends to be paid to policyholders is determined annually by the Company’s Board of Directors. The aggregate amount of policyholders’ dividends is based on statutory results and experience of the Company, including investment income, net realized investment gains or losses over a number of years, mortality experience and other factors. Dividends declared by the Board of Directors, which have not been paid, are included in “Policy dividends” in the Statutory Statements of Admitted Assets, Liabilities and Capital and Surplus.
22)AVR is based upon a formula prescribed by the NAIC and is established as a liability to offset potential non-interest related investment losses. Changes in the AVR are charged or credited directly to surplus.
23)Income tax expense is based upon taxes currently payable and changes in deferred taxes are reported in surplus. Deferred tax assets are subject to admissibility limits.
24)The unpaid balance plus interest on outstanding debt, notes payable, and other borrowings is recorded in “Notes payable and other borrowings.” For further details on the Company’s debt, see Note 11, Notes payable and other borrowings. The Company does not currently have any outstanding notes payable or other borrowings as of December 31, 2024 and 2023.
25)The Company participates in reinsurance and follows the accounting and reporting principles in SSAP No. 61R. Premiums and other amounts payable to reinsurers are recorded through “Other liabilities.” Commissions on direct business and commissions and expense allowances on reinsurance assumed are recorded in “Commissions.” Commissions and expense allowances on reinsurance ceded and reserve adjustments on reinsurance ceded are reported in “Other income (loss).” Reserve adjustments on reinsurance assumed are reported in “Other expenses (benefits).” See Note 7, Reinsurance, for more information on the Company’s reinsurance agreements.
26)Deposit-type contracts do not incorporate mortality or morbidity risk and under statutory accounting principles are not accounted for as insurance contracts. Amounts received as payments for deposit-type contracts are recorded directly to “Deposit-type contracts,” and are not reported as revenue.
27)“Other assets” include receivables from parents, subsidiaries, and affiliates, amounts recoverable from reinsurers, and prepaid reinsurance assets. “Other liabilities” include general expenses due and accrued, liability for benefits for employees and agents, deferred gains on affiliated reinsurance, remittances and items not allocated, collateral liabilities for derivatives, provision for experience rating refunds, amounts payable on reinsurance and payables to parents, subsidiaries, and affiliates.
28)Reinsurance contracts that combine premiums and expenses are accounted for on a gross basis in accordance with SSAP No. 61R and NAIC statutory instructions.
29)NAIC SAP and NJ SAP differ from GAAP in certain respects (including, but not limited to, the Company's adoption of Accounting Standard Update "ASU" 2018-12, Targeted Improvements to the Accounting for Long-Duration Contracts, in the first quarter of 2023), which in some cases may be material. The significant differences between SAP and GAAP are noted below:
•Under SAP, financial statements of entities in which the Company has a controlling financial interest are reported using the statutory equity method of accounting. Under GAAP, financial statements of entities where the Company has a controlling financial interest are consolidated into the Company’s financial statements.

•Under SAP, policy acquisition costs, such as commissions, and other costs incurred in connection with acquiring new insurance contracts, are expensed when incurred; under GAAP, such costs are generally deferred and amortized over the expected life of the underlying insurance contracts on a constant-level basis at a grouped contract level that approximates straight-line amortization on an individual contract basis.

•Under SAP, the Commissioner Reserve Valuation Method (“CRVM”) is used for the majority of individual insurance reserves; under GAAP, individual insurance policyholder liabilities for traditional forms of insurance are generally

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2024, 2023 AND 2022

established using the net premium method. For interest-sensitive policies, a liability for policyholder account balances is established under GAAP based on the contract value that has accrued to the benefit of the policyholder. Policy valuation assumptions used in the estimation of policyholder liabilities are generally prescribed under SAP; under GAAP, policy valuation assumptions are based upon best estimate cashflow assumptions and global single A rated bond discount rate as of the financial reporting date. Under GAAP, changes in the liability resulting from updating the single A rate, each reporting period, are recorded in Accumulated Other Comprehensive Income.

•Under SAP, the Commissioner Annuity Reserve Valuation Method (“CARVM”) is used for the majority of individual deferred annuity reserves; under GAAP, individual deferred annuity policyholder liabilities are generally equal to the contract value that has accrued to the benefit of the policyholder plus market risk benefits including living benefit and death benefit guarantees associated with variable annuities that are measured at fair value through earnings except for the portion related to changes in the Company’s non-performance risk, which are recorded in Accumulated Other Comprehensive Income.

•Under SAP, reinsurance reserve credits taken by ceding entities as a result of reinsurance contracts are netted against the ceding entity’s policy and claim reserves and unpaid claims; under GAAP, reinsurance recoverables are reported as assets. Also, the SAP criteria for determining whether reinsurance contracts qualify for reinsurance accounting differ from GAAP. As a result, certain contracts that qualify for reinsurance accounting under SAP are accounted for as deposits under GAAP.

•Under SAP, reinsurance losses are recognized immediately and deferred reinsurance gains are booked to surplus; under GAAP, reinsurance gains/losses are deferred and recognized in earnings over the remaining life of the reinsured block.

•Under SAP, deposits to universal life contracts are credited to revenue; under GAAP, such deposits are reported as increases to the policyholder account balances.

•Under SAP, certain contracts, in particular deferred annuities with mortality risk, are considered “life contracts” and, accordingly, premiums associated with these contracts are reported as revenues and any relevant reserves are reported as future policy benefits. Under GAAP, deferred annuities are classified as either “insurance contracts” or “investment contracts” and, accordingly, deposits related to those investment contracts are not reported as revenues. Under GAAP, amounts received for investment contracts are not reported as future policy benefits.

•Under SAP, there is no concept of value of business acquired (“VOBA”); under GAAP, VOBA is recorded as an asset or an additional liability.

•Under SAP, IMR is established to capture interest rate related realized investment gains and losses, net of tax, on both sales and other-than-temporary impairment of applicable investments (including bonds, mortgage loans, and some derivatives), and is amortized into income over the remaining years to expected maturity of the assets sold or impaired. An IMR asset is subject to limited-time guidance that allows the admittance of net negative IMR up to 10 percent of adjusted capital and surplus. Any IMR asset in excess of that is designated as a nonadmitted asset and is recorded as a reduction to capital and surplus. Under GAAP, no such reserve is required.

•Under SAP, AVR is based upon a formula prescribed by the NAIC and is established as a liability to offset potential non-interest rate related investment losses, and changes in the AVR are charged or credited directly to surplus; under GAAP, no such reserve is required.

•Under SAP, investments in bonds and preferred stocks are generally carried at amortized cost; under GAAP, investments in bonds and preferred stocks, other than those classified as held to maturity, are carried at fair value.

•Under SAP, changes in fair value of equity investments and derivatives not in hedging relationships are reported in surplus; under GAAP, changes in fair value of these items are reported in net income.

•Under SAP, surplus notes are recorded as a component of surplus; under GAAP, surplus notes are recorded as debt.

•Under SAP, an extraordinary distribution approved by PICA’s regulator may be recorded as a return of capital; under GAAP, the distribution is recorded as a dividend when PICA has undistributed retained earnings.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2024, 2023 AND 2022

•Under SAP, goodwill is subject to admissibility limits and is amortized over a period not to exceed ten years; under GAAP, goodwill is subject to impairment testing and not amortized.

•Under SAP, income tax expense is based upon taxes currently payable. Changes in deferred taxes are reported in surplus; under GAAP, changes in deferred taxes are generally recorded in income tax expense or comprehensive income. In addition, the deferred tax asset under SAP is subject to admissibility limits.

•Under SAP, an other-than-temporary impairment for bonds (excluding loan-backed and structured securities) is measured as the difference between amortized cost and fair value. Under GAAP, allowances for credit losses are measured as the difference between amortized cost and the net present value of future expected cash flows (“NPV”), this NPV may differ from fair value.

•Under SAP, credit losses are recorded when incurred; under GAAP, credit losses on certain assets are estimated using a current expected credit loss (“CECL”) model that estimates future losses over the life of the asset based on relevant information about past events, current conditions, and reasonable and supportable forecasts that may affect collectability of the reported amounts.

•Under SAP, certain debt restructurings are accounted for as Troubled Debt Restructurings (“TDRs”) when the Company is the creditor and grants a concession to the debtor that is experiencing financial difficulties. TDRs may result in recognition of losses but prevent recognition of a gain. Under GAAP, the accounting for debt restructurings when the Company is the creditor follows Accounting Standards Codification (“ASC”) 310, “Receivables”, which may result in loss or gain recognition when certain requirements are met.

•Under SAP, an embedded derivative instrument shall not be separated from the host contract and accounted for separately as a derivative instrument; under GAAP, the accounting and bifurcation for embedded derivatives follows ASC 815, “Derivatives and Hedging”, with the change in fair value during each reporting period recorded in net income.

•Under SAP, for option contracts where the payment or receipt of premiums is deferred until contract maturity (“deferred premiums”), these premium amounts are recorded separately from the fair value of the derivative reported on the balance sheet. Under GAAP, these “deferred premiums” are incorporated into the fair value of the derivative reported on the balance sheet.

•Under SAP, all leases are considered operating leases and expensed over the term of the lease; under GAAP, leases are recorded on the balance sheet as “right-of-use” assets and lease liabilities within “Other assets” and “Other liabilities” respectively. Leases are classified as either operating or finance leases, where the Company is a lessee, and expensed in accordance with ASC 842 “Leases.”

•Under SAP, certain assets designated as nonadmitted are excluded from assets by a direct charge to surplus; under GAAP, such assets are carried on the balance sheet with appropriate valuation allowances.

1E.     Closed Block
On the date of demutualization, the Company established a Closed Block for certain individual life insurance policies and annuities issued by the Company in the United States and a separate Closed Block for participating individual life insurance policies issued by the Company’s Canadian branch (collectively the “Closed Block”). The policies included in the Closed Block are specified individual life insurance policies and individual annuity contracts that were in force on the effective date of the Plan of Reorganization and on which the Company is currently paying or expects to pay experience-based policy dividends. Assets have been allocated to the Closed Block in an amount that has been determined to produce cash flows which, together with revenues from policies included in the Closed Block, are reasonably expected to be sufficient to support obligations and liabilities relating to these policies, including provision for payment of benefits, certain expenses, and taxes and to provide for continuation of the policyholder dividend scales in effect in 2000, if experience underlying such scale continues and for appropriate adjustments in such scales if the experience changes. The Closed Block assets, the cash flows generated by the Closed Block assets and the anticipated revenues from the policies in the Closed Block will benefit only the policyholders in the Closed Block. To the extent that, over time, cash flows from the assets allocated to the Closed Block and claims and other experience related to the Closed Block are, in the aggregate, more or less favorable than what was assumed when the Closed Block was established, total dividends paid to Closed Block policyholders in the future may be greater than or less than the total dividends that would have been paid to these policyholders if the policyholder dividend scales in effect in 2000 had been continued. Any cash flows in

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2024, 2023 AND 2022

excess of amounts assumed will be available for distribution over time to Closed Block policyholders and will not be available to the stockholder. If the Closed Block has insufficient funds to make guaranteed policy benefit payments, such payments will be made from assets outside of the Closed Block. The Closed Block will continue in effect as long as any policy in the Closed Block remains in-force.

On January 1, 2015, the Company entered into a reinsurance agreement with its subsidiary PLIC, in which the Company reinsured substantially all of the outstanding liabilities of its regulatory Closed Block, primarily on a coinsurance basis. See Note 7, Reinsurance, for additional information.

1F.     Income Taxes
The Company and its domestic subsidiaries file a consolidated federal income tax return with Prudential Financial. The Internal Revenue Code of 1986, as amended (the “Code”), taxes the Company on operating income after dividends to policyholders plus realized gains/losses.

Statement of Statutory Accounting Principles No. 101, Income Taxes (“SSAP 101”), provides regulatory-based thresholds that determine the reversal period and statutory surplus limitations that the Company must use in computing its net admitted Deferred Tax Asset “DTA.” In addition, SSAP No. 101 provides specific guidance for accounting for uncertain tax positions and requires additional disclosure regarding the impact of tax planning strategies on the net admitted DTA.

Deferred income taxes are recognized in accordance with SSAP No. 101, based upon enacted rates, when assets and liabilities have different values for financial statement and tax reporting purposes. Tax planning strategies are relied upon in limited circumstances to support the admissibility of deferred tax assets in accordance with SSAP No. 101. Income from sources outside the United States is taxed under applicable foreign statutes. Pursuant to a tax allocation arrangement, total federal income tax expense is determined on a separate company basis. Members with losses record current tax benefits to the extent such losses are recognized in the consolidated federal tax return.

Inflation Reduction Act - A 15% corporate alternative minimum tax (“CAMT”) based upon adjusted financial statement income was enacted in 2022 and became effective beginning in the 2023 tax year. The CAMT is calculated at the consolidated group level, PFI. Pursuant to guidance provided by SAPWG in INT 23-03, if the tax allocation agreement to which a regulated insurance company is a party allocates or is amended to allocate no impacts of the CAMT to a regulated insurance company, then such entities are not required to recognize any impacts of the CAMT in their current or deferred tax calculations for statutory reporting purposes. PFI and the controlled group of corporations of which the Company is a member has determined that it is an “applicable corporation” to determine if CAMT exceeds the regular federal income tax payable. PFI has amended its Tax Allocation Agreement, which covers all of the regulated insurance companies within the U.S. consolidated tax group, to allocate all impacts of the CAMT solely to PFI. Notice of non-disapproval was received from all relevant state insurance regulators and the amended Tax Allocation Agreement was executed, effective for the 2023 tax year. Accordingly, none of the regulated insurance companies in the Prudential Group will be subject to any CAMT impact for statutory reporting purposes.

1G.     Reclassification
Certain amounts in prior year footnote disclosures have been reclassified to conform to the current year presentation.

2.    ACCOUNTING CHANGES AND CORRECTIONS OF ERRORS
Accounting changes adopted to conform to the provisions of the Manual are reported as changes in accounting principles. The cumulative effect of changes in accounting principles, excluding tax and other related impacts, is reported as an adjustment to unassigned funds (surplus) in the period of the change in accounting principle. The cumulative effect is the difference between the amount of capital and surplus at the beginning of the year and the amount of capital and surplus that would have been reported at that date if the new accounting principles had been applied retroactively for all prior periods.

In March 2024, the NAIC adopted revisions to SSAP No. 21R, Other Admitted Assets (“SSAP No. 21R”) to provide guidance for debt securities that do not qualify as bonds under the principles-based bond definition and incorporate a new measurement method for residual interests. The Company will adopt the revised guidance for periods starting on January 1, 2025.

In September 2023, the NAIC adopted INT 2023-04, Inflation Reduction Act - Corporate Alternative Minimum Tax (“INT 2023-04”), which provides statutory accounting guidance on the admissibility of CAMT credits under SSAP No. 101. INT 2023-04 modified SSAP No. 101 to provide statutory accounting guidance on valuation allowance, admissibility, disclosures, and transition guidance for year-end 2023. INT 2023-04 is effective for reporting on or after December 31, 2023. Please see Income Tax Note 9 for additional information on potential impacts on the financial statements.

In August 2023, the NAIC adopted INT No. 23-01, Net Negative (Disallowed) Interest Maintenance Reserve (“INT No. 23-01”), which provides optional, limited-time guidance that allows the admittance of net negative (disallowed) IMR up to 10 percent of adjusted capital

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2024, 2023 AND 2022

and surplus. INT No. 23-01 is effective from third quarter 2023 until December 31, 2025. INT No. 23-01 will automatically be nullified on January 1, 2026, although the NAIC may decide to extend the expiration date of the INT. The Company has adopted INT No. 23-01 and has admitted negative IMR of $1.4 billion as of December 31, 2024. Please see Note 17 for full details.

In August 2023, the NAIC revised SSAP No. 26R, Bonds (“SSAP No. 26R”) and SSAP No. 43R, Loan-Backed and Structured Securities (“SSAP No. 43R”), effective January 1, 2025. The revisions adopt a principles-based bond definition for determining the investments eligible for bond accounting and reporting as issuer credit obligations and asset-backed securities. In September 2024, the NAIC revised SSAP No. 26R to clarify that debt securities issued by funds that represent operating entities are permitted as issuer credit obligations. In November 2024, the NAIC adopted INT No. 24-01, Principles-Based Bond Definition Implementation Questions and Answers, which details interpretations on how the SSAP guidance should be applied to specific investment structures or investment characteristics. In December 2024, the NAIC revised SSAP No. 26R to reinstate disclosure language and reporting category provisions. The revisions specify that, in the financial statements, for each annual balance sheet presented, disclosures for assets receiving bond treatment should be categorized and subcategorized as reported in Annual Statement Schedule D-Part 1, Section 1 (Issuer Credit Obligations) and Section 2 (Asset-Backed Securities). The Company will adopt the revised guidance for periods starting on January 1, 2025.

In March 2023, the NAIC revised SSAP No. 25, Affiliates and Other Related Parties (“SSAP No. 25”) to clarify that any invested asset held by a reporting entity which is issued by an affiliated entity, or which includes the obligations of an affiliated entity, is an affiliated investment. The Company adopted this guidance upon issuance, and it did not have a material effect on the Company’s financial statements.

In August 2022, the NAIC revised SSAP No. 86 which adopts with modification U.S. GAAP guidance in determining hedge effectiveness, and measurement guidance for excluded components of hedging instruments. Effective October 1, 2022, the Company early adopted the revised guidance as a change in accounting principle. The adoption of this guidance did not have a material effect on its financial statements.

In May 2022, the NAIC revised SSAP No. 25, Accounting for and Disclosures about Transactions with Affiliates and Other Related Parties (“SSAP No. 25”) and SSAP No. 43R to clarify the application of the existing affiliate definition and incorporate new reporting requirements for all investments that involve related parties, regardless of if they meet the definition of an affiliate. The Company has adopted the revised guidance and reporting requirements for annual periods ending December 31, 2022.

In the fourth quarter of 2024, the Company determined that long-term care reserves were understated in the prior year by $3 million. A correction related to the prior year was recorded through "Other changes, net" on the Company’s Statement of Operations and Changes in Capital and Surplus during the fourth quarter of 2024.

In the fourth quarter of 2024, the Company determined that expenses were understated in the prior year by $15 million. A correction related to the prior year was recorded, net of tax, through "Other changes, net" on the Company’s Statement of Operations and Changes in Capital and Surplus during the fourth quarter of 2024.

In the second quarter of 2024, the Company determined that miscellaneous income was understated in the prior year by $5 million. A correction related to the prior year was recorded, net of tax, through "Other changes, net" on the Company’s Statement of Operations and Changes in Capital and Surplus during the second quarter of 2024.

In the first quarter of 2024, the Company determined that net investment income was overstated in the prior year by $46 million. A correction related to the prior year was recorded through "Other changes, net" on the Company's Statement of Operations and Changes in Capital and Surplus during the first quarter of 2024, with a related adjustment of $10 million in deferred taxes recorded through "Change in net deferred income tax" and $17 million in non-admitted deferred taxes recorded through "Change in nonadmitted assets."

In the fourth quarter of 2023, the Company determined that an asset management fee expense was overstated in the prior year by $14 million. A correction related to the prior year was recorded, net of tax, through "Other changes, net" on the Company's Statement of Operations and Changes in Capital and Surplus during the fourth quarter of 2023. In the first quarter of 2024, the Company concluded that the initial assessment of the error was understated. Therefore, an increase of $1 million was recorded, net of tax, through "Other changes, net" on the Company’s Statement of Operations and Changes in Capital and Surplus during the first quarter of 2024.

In the third quarter of 2023, the Company determined that interest credited on a ceded reinsurance treaty was overstated in the prior year by $7 million. A correction related to the prior year was recorded, net of tax, through "Other changes, net" on the Company's Statement of Operations and Changes in Capital and Surplus during the third quarter of 2023.

During the second quarter of 2023, the Company determined that miscellaneous income was understated in the prior year by $10 million as a result of an error in the balance ceded to an affiliate, Lotus Re. A correction related to the prior year was recorded, net of tax, through "Other changes, net" on the Company's Statement of Operations and Changes in Capital and Surplus during the second quarter of 2023.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2024, 2023 AND 2022

During the first quarter of 2023, an error was identified on the VM-21 statutory reserves of the Company and its subsidiary, Pruco Life Insurance Company (“PLAZ”) at December 31, 2022. This error resulted in an overstatement of the Company’s future policy benefits and claims of $55 million, and PLAZ’s future policy benefits and claims of $420 million, the latter of which resulted in an understatement of the Company’s common stock at December 31, 2022. On an after-tax basis, the Company's surplus was understated by $491 million at December 31, 2022. The $55 million correction of reserves was recorded through “Other changes, net” on the Company’s Statement of Operations and Changes in Capital and Surplus, with the offset recorded to “Future policy benefits and claims” on the Company’s Statement of Admitted Assets, Liabilities and Capital and Surplus during the first quarter of 2023. There was a corresponding adjustment of $4 million in current tax reported on “Other changes, net” on the Company’s Statement of Operations and Changes in Capital and Surplus, with the offsetting impact reflected in “Current federal income tax recoverable” on the Company’s Statement of Admitted Assets, Liabilities and Capital and Surplus during the first quarter of 2023. A correction for the Company’s investment in its subsidiary of $367 million was recorded through “Change in net unrealized capital gains (losses) on the Company’s Statement of Operations and Changes in Capital and Surplus, with the offsetting impact reported in “Common stocks” on the Company’s Statement of Admitted Assets, Liabilities and Capital and Surplus during the first quarter of 2023. There were corresponding adjustments to net deferred taxes of ($16) million through “Change in net deferred income tax” on the Company’s Statement of Operations and Changes in Capital and Surplus, and the reversal of $80 million in “Change in nonadmitted assets” on the Company’s Statement of Operations and Changes in Capital and Surplus, both of which were offset in “Net deferred tax asset” on the Company’s Statement of Admitted Assets, Liabilities and Capital and Surplus during the first quarter of 2023. The adjustments increased total assets by $436 million, decreased total liabilities by $55 million and increased total surplus by $491 million during the first quarter of 2023.

During the fourth quarter of 2022, the Company determined that dividends were overstated and the change in unrealized gains were understated in the prior year by $15 million. A correction related to the prior year was recorded for net investment income through "Other changes, net" on the Company's Statement of Operations and Changes in Capital and Surplus during the fourth quarter of 2022.

During the second quarter of 2022, the Company determined that costs associated with the sale of Fortitude Life Insurance Company (“FLIAC”) (formerly Prudential Annuities Life Assurance Corporation “PALAC”) of $13 million should have been incurred by Prudential Annuities, Inc. A correction related to this prior year expense was recorded, net of tax, through “Other changes, net” on the Company’s Statement of Operations and Changes in Capital and Surplus during the second quarter of 2022.

During the second quarter of 2022, the Company determined that reinsurance recoverables of $21 million were incorrectly established prior to the sale of PALAC. An adjustment to correct the prior year was recorded, net of tax, through “Other changes, net” on the Company’s Statement of Operations and Changes in Capital and Surplus during the second quarter of 2022.

During the first quarter of 2022, the Company determined that assumed reinsurance on Modified Guaranteed Life Insurance contracts was understated in the prior year by $16 million. A correction related to the prior year was recorded through “Other changes, net” on the Company’s Statement of Operations and Changes in Capital and Surplus during the first quarter of 2022.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2024, 2023 AND 2022

3.    BUSINESS COMBINATIONS AND GOODWILL
    Statutory Purchase Method
Goodwill represents the excess of the amounts the Company paid to acquire subsidiaries and other businesses over the fair value of their net assets at the date of acquisition. When indication of impairment exists, management tests goodwill for the impairment based upon estimates of the fair value of the acquired entity to which the goodwill relates and compares the carrying value of the acquired entity, including the recorded goodwill, to its estimated fair value at that date. Goodwill is considered impaired when the fair value of the investment in the acquired entity is less than the carrying value of the investment, including the recorded goodwill and the decline is considered other-than-temporary. Given changes in facts and circumstances, this test could lead to reductions in goodwill that could have an adverse effect of the Company’s financial condition.

The following tables present the goodwill held by the Company as of the dates indicated:

December 31, 2024
Purchased entity	Acquisition date	Cost of acquired entity	Original amount of Goodwill	Original amount of Admitted Goodwill	Admitted Goodwill as of the reporting date	Amount of Goodwill amortized during the reporting period	Book Value of SCA	Admitted Goodwill as a % of SCA BACV, gross of Admitted Goodwill
		($ in millions)
Pirlo Energy Holdings, LLC	9/12/2016	$48	$—	$—	$—	$—	$1	0.2%
Total	XXX	$48	$—	$—	$—	$—	$1	XXX

December 31, 2023
Purchased entity	Acquisition date	Cost of acquired entity	Original amount of Goodwill	Original amount of Admitted Goodwill	Admitted Goodwill as of the reporting date	Amount of Goodwill amortized during the reporting period	Book Value of SCA	Admitted Goodwill as a % of SCA BACV, gross of Admitted Goodwill
		($ in millions)
Pirlo Energy Holdings, LLC	9/12/2016	$48	$—	$—	$—	$—	$4	0.1%
Dale/P Minerals LP	12/31/2013	12	—	—	—	—	—	0.0%
Total	XXX	$60	$—	$—	$—	$—	$4	XXX

Impairment Loss
Based on operational performance, the book value of Pirlo Energy Holdings, LLC, an other invested asset of the Company, was written down and impairments of $3.5 million and $32.7 million were recorded as realized losses as of December 31, 2024 and December 31, 2023, respectively.

The Company did not recognize any impairment losses related to business combinations or goodwill during 2022.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2024, 2023 AND 2022

Subcomponents and Calculation of Adjusted Surplus and Total Admitted Goodwill

December 31, 2024
	Calculation of Limitation Using Prior Quarter Numbers	Current Reporting Period
	($ in millions)
Capital & Surplus	$17,862
Less:
Admitted Positive Goodwill	—
Admitted EDP Equipment & Operating System Software	163
Admitted Net Deferred Taxes	2,174
Adjusted Capital and Surplus	15,525
Limitation on amount of goodwill	1,553
Current period reported Admitted Goodwill		$—
Current Period Admitted Goodwill as a % of prior period Adjusted Capital and Surplus		0.0%

December 31, 2023
	Calculation of Limitation Using Prior Quarter Numbers	Current Reporting Period
	($ in millions)
Capital & Surplus	$14,032
Less:
Admitted Positive Goodwill	—
Admitted EDP Equipment & Operating System Software	136
Admitted Net Deferred Taxes	1,917
Adjusted Capital and Surplus	11,979
Limitation on amount of goodwill	1,198
Current period reported Admitted Goodwill		$—
Current Period Admitted Goodwill as a % of prior period Adjusted Capital and Surplus		0.0%

4.    DISCONTINUED OPERATIONS
    The Company did not have any material discontinued operations during 2024, 2023 or 2022.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2024, 2023 AND 2022

5.    INVESTMENTS
5A.     Bonds and Stocks
The Company invests in both investment grade and below investment grade public and private bonds. The SVO evaluates the investments of insurers for statutory purposes and assigns bonds one of twenty categories called “NAIC Designations.” In general, NAIC Designations of “1A” through “1G” highest quality or “2A” through “2C” high quality, include bonds considered investment grade, which include securities rated Baa3 or higher by Moody’s or BBB- or higher by Standard & Poor’s. NAIC Designations of “3A” through “6” generally include bonds referred to as below investment grade, which include securities rated Ba1 or lower by Moody’s and BB+ or lower by Standard & Poor’s. Securities in these lowest ten categories approximated 5.06% and 5.87% of the Company’s bonds as of December 31, 2024 and 2023, respectively.

The NAIC Designations for commercial mortgage-backed securities and non-agency residential mortgage-backed securities, including PICA’s asset-backed securities collateralized by sub-prime mortgages, are based on security level expected losses as modeled by an independent third-party (engaged by the NAIC) and the statutory carrying value of the security, including any purchase discounts or impairment charges previously recognized.

As a result of time lags between the funding of investments, the finalization of legal documents, and the completion of the SVO filing process, the bond portfolio generally includes securities that have not yet been rated by the SVO as of each balance sheet date. Pending receipt of SVO designations, the categorization of these securities by NAIC Designation is based on the expected ratings indicated by internal analysis. In the General Account, securities identified by a Z suffix (other than securities purchased within 120 days of December 31, 2024) with an aggregate statement value of approximately 0.15% of qualifying assets, have not been filed with the SVO.

The following tables set forth information relating to bonds and preferred stocks as of the dates indicated:

	December 31, 2024
	Carrying Amount	Gross Unrealized Gains	Gross Unrealized Losses	Estimated Fair Value
	(in millions)
Bonds
U.S. governments	$5,497	$20	$819	$4,698
All other governments	1,672	16	215	1,473
States - territories and possessions	222	1	24	199
Political subdivisions of states, territories and possessions	163	3	11	155
Special revenue and special assessment obligation all non- guaranteed obligations of agencies	3,617	47	391	3,273
Hybrid Securities	76	3	—	79
Industrial & miscellaneous (unaffiliated)	71,317	615	7,188	64,744
Parent - subsidiaries and affiliates	2,731	5	66	2,670
Unaffiliated Bank Loans	556	15	12	559
Total bonds	$85,851	$725	$8,726	$77,850

Unaffiliated Preferred Stocks
Redeemable	$67	$26	$1	$92
Non-redeemable	121	—	—	121
Total unaffiliated preferred stocks	$188	$26	$1	$213

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2024, 2023 AND 2022

	December 31, 2023
	Carrying Amount	Gross Unrealized Gains	Gross Unrealized Losses	Estimated Fair Value
	(in millions)
Bonds
U.S. governments	$6,265	$135	$522	$5,878
All other governments	2,101	31	229	1,903
Political subdivisions of states, territories and possessions	374	6	27	353
Special revenue and special assessment obligation all non-guaranteed obligations of agencies	4,061	89	342	3,808
Hybrid Securities	212	23	2	233
Industrial & miscellaneous (unaffiliated)	69,468	885	6,352	64,001
Parent - subsidiaries and affiliates	2,461	16	74	2,403
Unaffiliated Bank Loans	812	30	23	819
Total bonds	$85,754	$1,215	$7,571	$79,398

Unaffiliated Preferred Stocks
Redeemable	$60	$14	$2	$72
Non-redeemable	108	—	—	108
Total unaffiliated preferred stocks	$168	$14	$2	$180

The following table sets forth the carrying amount and estimated fair value of bonds including short-term investments categorized by contractual maturity. Actual maturities may differ from contractual maturities because issuers may have the right to call or prepay obligations with or without call or prepayment penalties. Asset-backed securities, commercial mortgage-backed securities, residential mortgage-backed securities, and other loan-backed, and structured securities are shown separately in the table below, as they are not due at a single maturity date.

	December 31, 2024		December 31, 2023
	Carrying Amount	Estimated Fair Value	Carrying Amount	Estimated Fair Value
	(in millions)

Due in one year or less	$4,079	$4,069	$3,326	$3,301
Due after one year through five years	14,298	14,040	12,359	12,058
Due after five years through ten years	13,975	13,400	14,851	14,233
Due after ten years	40,242	34,192	41,290	36,824
Subtotal	$72,594	$65,701	$71,826	$66,416

Asset-backed securities	$5,860	$5,873	$5,267	$5,237
Commercial mortgage-backed securities	2,649	2,452	2,913	2,679
Residential mortgage-backed securities	939	930	587	587
Other loan backed and structured securities	5,058	4,142	5,590	4,908
Total	$87,100	$79,098	$86,183	$79,827

Proceeds from the sale of bonds were $5,732 million, $7,485 million, and $15,154 million for the years ended December 31, 2024, 2023 and 2022, respectively. Gross gains of $71 million, $54 million, and $151 million and gross losses of $724 million, $488 million, and $890 million were realized on such sales during the years ended December 31, 2024, 2023 and 2022, respectively.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2024, 2023 AND 2022

Write-downs for impairments, which were deemed to be other-than-temporary, for bonds were $127 million, $55 million and $106 million, for preferred stocks were $0 million, $1 million and $1 million, and for unaffiliated common stocks were $4 million, $8 million and $1 million for the years ended December 31, 2024, 2023 and 2022, respectively.

The level of other-than-temporary impairments generally reflects economic conditions and is expected to increase when economic conditions worsen and to decrease when economic conditions improve. Historically, the causes of other-than-temporary impairments have been specific to each individual issuer and have not directly resulted in impairments to other securities within the same industry or geographic region. The Company may also realize additional credit and interest rate related losses through sales of investments pursuant to our credit risk and portfolio management objectives.

The following tables set forth the cost and fair value of bonds and unaffiliated preferred stock and common stock lots held for which the estimated fair value had temporarily declined and remained below cost as of the dates indicated:

	December 31, 2024
	Declines for Less Than Twelve Months			Declines for Greater Than Twelve Months
	Cost	Fair Value	Difference	Cost	Fair Value	Difference
	(in millions)
Bonds	$15,792	$15,255	$(537)	$51,965	$42,769	$(9,196)
Unaffiliated Preferred and Common stocks	599	584	(15)	21	19	(2)
Total	$16,391	$15,839	$(552)	$51,986	$42,788	$(9,198)

	December 31, 2023
	Declines for Less Than Twelve Months			Declines for Greater Than Twelve Months
	Cost	Fair Value	Difference	Cost	Fair Value	Difference
	(in millions)
Bonds	$5,066	$4,837	$(229)	$61,462	$53,646	$(7,816)
Unaffiliated Preferred and Common stocks	170	162	(8)	23	21	(2)
Total	$5,236	$4,999	$(237)	$61,485	$53,667	$(7,818)

These tables reflect the difference of cost and fair value for such lots and differs from gross unrealized losses reported in the previous table, which reflects the unrealized losses of aggregate lots of the identical bonds and unaffiliated preferred stocks due to the varying costs associated with each lot purchased. In accordance with its policy described in Note 1D, the Company concluded that an adjustment to surplus for other-than-temporary impairments for these bonds and stocks was not warranted at December 31, 2024 or 2023. These conclusions were based on a detailed analysis of the underlying credit and cash flows on each bond. As of December 31, 2024, the Company does not intend to sell these bonds and stocks, and it is not more likely than not that the Company will be required to sell these bonds and stocks before the anticipated recovery of the remaining cost basis.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2024, 2023 AND 2022

5B.     Mortgage Loans
The maximum and minimum lending rates for new mortgage loans for the year ended December 31, 2024 were agricultural loans 8.83% and 4.80%; commercial loans 15.00% and 3.77%. The maximum and minimum lending rates for new mortgage loans for the year ended December 31, 2023 were agricultural loans 6.92% and 5.11%; commercial loans 13.00% and 3.05%. For both the years ended December 31, 2024 and 2023 there were no purchase money mortgages loaned.
The maximum percentage of any one loan to the value of security at the time of the loan, exclusive of insured or guaranteed or purchase money mortgages is no greater than 115%, except loans made pursuant to title 17B, Chapter 20, Section 1h, Revised Statutes of New Jersey. The mortgage loans were geographically dispersed or distributed throughout the United States with the largest concentrations in California (30.91%), Texas (6.72%) and Washington (5.34%) and included loans secured by properties in Europe, Mexico, Australia and Canada as of December 31, 2024. The mortgage loans were geographically dispersed or distributed throughout the United States with the largest concentrations in California (31.47%), Texas (7.69%) and New York (5.43%) and included loans secured by properties in Europe, Australia, Mexico and Canada as of December 31, 2023.
There were no taxes, assessments, or any amounts advanced not included in the mortgage loan total as of both December 31, 2024 and 2023.
The Company invests in investment grade and below investment grade mortgage loans. Investment grade reflects credit risk that is comparable to corporate bonds rated BBB-/Baa3 or better by S&P/Moody’s. There were $17,373 million of investment grade mortgage loans and $1,865 million of below investment grade mortgage loans as of December 31, 2024. There were $18,587 million of investment grade mortgage loans and $1,261 million of below investment grade mortgage loans as of December 31, 2023.
The portfolio is reviewed on an ongoing basis; and if certain criteria are met, loans are assigned one of the following “watch list” categories: 1) “Closely Monitored” includes a variety of considerations such as when loan metrics fall below acceptable levels, the borrower is not cooperative or has requested a material modification, or at the direction of the portfolio manager, 2) “Not in Good Standing” includes loans in default or there is a high probability of loss of principal, such as when the loan is in the process of foreclosure or the borrower is in bankruptcy. Our workout and special servicing professionals manage the loans on the watch list.
We establish an allowance for losses to provide for the risk of credit losses inherent in our outstanding loans. The Company defines an impaired loan as a loan for which it estimates it is probable that amounts due according to the contractual terms of the loan agreement will not be collected. Valuation allowance for an impaired loan is recorded based on the fair value of the collateral less the estimated costs to obtain and sell. The valuation allowance for mortgage loans can increase or decrease from period to period based on these factors.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2024, 2023 AND 2022

The following tables set forth the age analysis of mortgage loans and identification of mortgage loans in which the insurer is a participant or co-lender in a mortgage loan agreement as of the dates indicated:

	December 31, 2024
	Agricultural	Residential		Commercial
		Insured	All Other	Insured	All Other	Mezzanine	Total
	($ in millions)
Recorded Investment (All)
Current	$3,151	$—	$—	$—	$15,683	$64	$18,898
30-59 Days Past Due	—	—	—	—	—	—	—
60-89 Days Past Due	8	—	—	—	—	—	8
90-179 Days Past Due	—	—	—	—	—	—	—
180+ Days Past Due	315	—	—	—	17	—	332
Accruing Interest 90-179 Days Past Due
Recorded Investment	—	—	—	—	—	—	—
Interest Accrued	—	—	—	—	—	—	—
Accruing Interest 180+ Days Past Due
Recorded Investment	—	—	—	—	—	—	—
Interest Accrued	—	—	—	—	—	—	—
Interest Reduced
Recorded Investment	—	—	—	—	14	—	14
Number of Loans	—	—	—	—	1	—	1
Percent Reduced	0.0%	0.0%	0.0%	0.0%	0.1%	0.0%	0.1%
Participant or Co-lender in a Mortgage Loan Agreement
Recorded Investment	—	—	—	—	127	—	127

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2024, 2023 AND 2022

	December 31, 2023
	Agricultural	Residential		Commercial		Mezzanine	Total
		Insured	All Other	Insured	All Other
	($ in millions)
Recorded Investment (All)
Current	$3,464	$—	$—	$—	$16,265	$95	$19,824
30-59 Days Past Due	1	—	—	—	22	—	23
60-89 Days Past Due	—	—	—	—	—	—	—
90-179 Days Past Due	1	—	—	—	—	—	1
180+ Days Past Due	—	—	—	—	—	—	—
Accruing Interest 90-179 Days Past Due
Recorded Investment	—	—	—	—	—	—	—
Interest Accrued	—	—	—	—	—	—	—
Accruing Interest 180+ Days Past Due
Recorded Investment	—	—	—	—	—	—	—
Interest Accrued	—	—	—	—	—	—	—
Interest Reduced
Recorded Investment	50	—	—	—	—	—	50
Number of Loans	1	—	—	—	—	—	1
Percent Reduced	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%
Participant or Co-lender in a Mortgage Loan Agreement
Recorded Investment	—	—	—	—	—	—	—

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2024, 2023 AND 2022

The following tables set forth the investments in impaired loans with or without allowance for credit losses and impaired loans subject to a participant or co-lender mortgage loan agreement for which the reporting entity is restricted from unilaterally foreclosing on the mortgage loan as of the dates indicated:

	December 31, 2024
	Agricultural	Residential		Commercial		Mezzanine	Total
		Insured	All Other	Insured	All Other
	(in millions)
With Allowance for Credit Losses	$243	$—	$—	$—	$25	$—	$268
No Allowance for Credit Losses	81	—	—	—	6	—	87
Total	$324	$—	$—	$—	$31	$—	$355

	December 31, 2023
	Agricultural	Residential		Commercial		Mezzanine	Total
		Insured	All Other	Insured	All Other
	(in millions)
With Allowance for Credit Losses	$—	$—	$—	$—	$87	$—	$87
No Allowance for Credit Losses	—	—	—	—	—	—	—
Total	$—	$—	$—	$—	$87	$—	$87

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2024, 2023 AND 2022

The following tables set forth the investment in impaired loans - average recorded investment, interest income recognized, recorded investment on interest income recognized using a cash-basis method of accounting as of the dates indicated:

	December 31, 2024
	Agricultural	Residential		Commercial		Mezzanine	Total
		Insured	All Other	Insured	All Other
	(in millions)
Average Recorded Investment	$—	$—	$—	$—	$—	$—	$—
Interest Income Recognized	2	—	—	—	—	—	2
Recorded Investments on Nonaccrual Status	325	—	—	—	17	—	342
Amount of Interest Income Recognized Using a Cash-Basis Method of Accounting	7	—	—	—	—	—	7

	December 31, 2023
	Agricultural	Residential		Commercial		Mezzanine	Total
		Insured	All Other	Insured	All Other
	(in millions)
Average Recorded Investment	$—	$—	$—	$—	$—	$—	$—
Interest Income Recognized	1	—	—	—	2	—	3
Recorded Investments on Nonaccrual Status	24	—	—	—	22	—	46
Amount of Interest Income Recognized Using a Cash-Basis Method of Accounting	1	—	—	—	2	—	3

The following table sets forth allowances for credit losses as of the dates indicated:

	December 31, 2024	December 31, 2023
	(in millions)

Balance at beginning of period	$62	$—
Additions charged to operations	61	81
Direct write-downs charged against the allowance	(62)	(19)
Recoveries of amounts previously charged off	—	—
Balance at end of period	$61	$62

The Company had $6 million and $0 of mortgage loans derecognized as a result of foreclosure for the years ended December 31, 2024 and 2023, respectively.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2024, 2023 AND 2022

Restructured Mortgage Loans

The following table sets forth the restructured mortgage loans as of the dates indicated:

	December 31, 2024	December 31, 2023
	(in millions)
Total recorded investment in restructuring loans	$70	$—
Total related realized capital (losses)	(58)	—
Total contractual commitments to extend credit to debtors owning receivables whose terms have been modified in trouble debt restructurings	—	—
The Company accrues interest income on impaired loans to the extent it is deemed collectible (delinquent less than ninety days) and the loan continues to perform under its original or restructured contractual terms. Interest income on non-performing loans is generally recognized on a cash basis.
Reverse Mortgages

As of both December 31, 2024 and 2023, the Company did not have reverse mortgages.

5C.     Loan-Backed Securities
The Company has not elected to use the book value as of January 1, 1994 as the cost for applying the retrospective adjustment method to securities purchased prior to that date. Prepayment assumptions for loan-backed and structured securities were obtained from broker dealer survey values or internal estimates.
The following table sets forth the loan-backed and structured securities, within the scope of SSAP No. 43R, with a recognized other-than-temporary impairment, classified on the basis of either a) intent to sell or b) inability or lack of intent to retain the investment in the security for a period of time sufficient to recover the amortized cost basis as of the date indicated:

December 31, 2024
	Amortized Cost Basis Before Other-than-Temporary Impairment	Other-than-Temporary Impairment Recognized in Loss		Fair Value
		Interest	Non-Interest
(in millions)
OTTI recognized:
Intent to sell	$—	$—	$—	$—

December 31, 2023
	Amortized Cost Basis Before Other-than-Temporary Impairment	Other-than-Temporary Impairment Recognized in Loss		Fair Value
		Interest	Non-Interest
(in millions)
OTTI recognized:
Intent to sell	$42	$—	$6	$36

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2024, 2023 AND 2022

The following table sets forth the amounts recorded in compliance with SSAP No. 43R as of the date indicated:

	December 31, 2024
CUSIP	Book/Adj Carrying Value Amortized Cost Before Current Period OTTI	Present Value of Projected Cash Flows	Recognized Other-than-Temporary Impairment	Amortized Cost After Other-than-Temporary Impairment	Fair Value at time of OTTI	Date of Financial Statement where Reported
	(in millions)
32027NEE7	1	1	—	1	1	1Q24
84751PLP2	1	1	—	1	1	1Q24
00442UAC3	1	—	1	—	—	2Q24
32027NEE7	1	1	—	1	1	2Q24
84751PLP2	1	1	—	1	1	2Q24
32027NEE7	1	1	—	1	1	3Q24
83362*AA6	1	—	1	—	1	3Q24
32027NEE7	1	1	—	1	1	4Q24
Total	$8	$6	$2	$6	$7

As of December 31, 2024, the following table represents all impaired securities for which an other-than-temporary-impairment has not been recognized in earnings as a realized loss, segregated by those securities that have been in a continuous unrealized loss position for less than twelve months and those that have been in a continuous unrealized loss position for twelve months or longer as of the dates indicated:

	December 31, 2024	December 31, 2023
	(in millions)
Aggregate amount of unrealized losses:
Less than 12 Months	$(50)	$(25)
12 Months or Longer	$(1,215)	$(1,082)

Aggregate related fair value of securities with unrealized losses:
Less than 12 Months	$1,516	$795
12 Months or Longer	$5,803	$9,126

Other-than-temporary impairment decisions are based upon a detailed analysis of a security’s underlying credit and cash flows.

5D.     Repurchase Agreements, Reverse Repurchase Agreements and Securities Lending
The Company conducts asset-based or secured financing within our insurance and other subsidiaries, including transactions such as securities lending, repurchase agreements and mortgage dollar rolls, in order to earn spread income, to borrow funds, or to facilitate trading activity. The collateral received in connection with these programs is primarily used to purchase securities in the short-term spread portfolios. Investments held in the short-term spread portfolios include cash and cash equivalents, short-term investments, and bonds, including mortgage- and asset-backed securities.
These programs are typically limited to securities in demand that can be loaned at relatively low financing rates. As such, the Company believes there is unused capacity available through these programs. Holdings of cash and cash equivalent investments in these short-term spread portfolios allow for further flexibility in sizing the portfolio to better match available financing. Current conditions in both the financing and investment markets are continuously monitored to appropriately manage the cost of funds, investment spreads, asset/liability duration matching and liquidity.
Securities Lending
Securities Lending is a program whereby the Company loans securities to third parties, primarily major brokerage firms. The Company and NAIC policies require a minimum of 100% and 102% of the fair value of the domestic and foreign loaned securities, respectively, to be separately maintained as collateral for the loans.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2024, 2023 AND 2022

In the General Account, fair value of cash collateral received of $4,890 million and $4,115 million were invested in “Bonds” and “Cash and short-term investments” as of December 31, 2024 and 2023, respectively. This collateral is not restricted. The fair value of the securities on loan was $4,702 million and $3,969 million as of December 31, 2024 and 2023, respectively. A liability to return collateral received of $4,890 million and $4,115 million is included in “Cash collateral held for loaned securities” as of December 31, 2024 and 2023, respectively. There was no non-cash collateral not reflected in the Assets or Liabilities, Surplus and Other Funds. There was no collateral that extends beyond one year.
In the Separate Accounts, cash collateral received of $3,288 million and $1,850 million were invested in “Cash and short-term investments” as of December 31, 2024 and 2023, respectively. This collateral is not restricted. The fair value of the securities on loan was $3,169 million and $1,801 million as of December 31, 2024 and 2023, respectively. A liability to return collateral received of $3,288 million and $1,850 million (which includes $0 million and $0 million that has not yet settled) is included in “Cash collateral held for loaned securities” as of December 31, 2024 and 2023, respectively. Additionally, assets and a cash collateral liability of $0 million and $6 million were received for unaffiliated lending as of December 31, 2024 and 2023, respectively.
Securities Lending policies and procedures for the Separate Accounts are generally consistent with the General Account policies and procedures.
Collateral Received
For securities lending transactions, Company and NAIC policies require that 100% and 102% of the fair value of domestic and foreign securities, respectively, be maintained as collateral. The Company only accepts cash collateral; it does not accept collateral that can be sold or repledged.
The following tables sets forth “Cash collateral held for loaned securities” as of the dates indicated:

	Fair Value
	December 31, 2024	December 31, 2023
	(in millions)
Securities Lending:
Open	$4,822	$4,066
30 Days or Less	68	49
31 to 60 Days	—	—
61 to 90 Days	—	—
Greater Than 90 Days	—	—
Subtotal	$4,890	$4,115
Securities Received	—	—
Total Collateral Received	$4,890	$4,115
The aggregate fair value of all securities acquired from the use of the reinvested collateral was $4,720 million and $3,888 million including the investment in NAIC Exempt Federal National Mortgage Association (FNMA) pass-through securities as of December 31, 2024 and 2023, respectively.
In some instances, cash received as collateral is invested in cash equivalents, short-term, and long-term bonds.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2024, 2023 AND 2022

Collateral Reinvestment
The following table sets forth the reinvestment of the cash collateral and any securities which the Company or its agent receives for securities lending as of the dates indicated:

	December 31, 2024		December 31, 2023
	Amortized Cost	Fair Value	Amortized Cost	Fair Value
	(in millions)
Securities Lending:
Open	$—	$—	$—	$—
30 Days or Less	979	974	1,371	1,355
31 to 60 Days	147	147	284	283
61 to 90 Days	183	183	268	268
91 to 120 Days	73	73	34	34
121 to 180 Days	237	237	165	164
181 to 365 Days	1,008	1,008	513	510
1 to 2 years	969	970	1,207	1,198
2 to 3 years	892	893	57	56
Greater than 3 years	237	235	22	20
Subtotal	$4,725	$4,720	$3,921	$3,888
Securities Received	—	—	—	—
Total Collateral Reinvested	$4,725	$4,720	$3,921	$3,888

The Company did not accept collateral that can be sold or repledged, it only accepts cash collateral.

As of both December 31, 2024 and 2023, the Company had no securities lending transactions that extend beyond one year from the reporting date.

Repurchase Agreements Transactions Accounted for as Secured Borrowing
For repurchase agreements, Company and NAIC policies require a minimum of 95% of the fair value of securities under these agreements to be maintained as collateral. Please refer to Note 1D for the Company's policy for recognizing repurchase agreements. At December 31, 2024, the Company has sufficient assets to cover its secured borrowing liability.

The following table sets forth the repurchase agreements that were bilateral trades as of the dates indicated:

	December 31, 2024		December 31, 2023
	Maximum Amount	Ending Balance	Maximum Amount	Ending Balance
	(in millions)
Open - No Maturity	$4,060	$3,785	$3,576	$3,453
Overnight	176	—	3,097	—
2 Days to 1 Week	274	—	224	—
>1 Week to 1 Month	347	347	175	105
>1 Month to 3 Months	75	—	105	—
>3 Months to 1 Year	—	—	—	—
Greater than 1 Year	—	—	—	—
The following table sets forth the BACV of securities sold under repurchase agreements as of the dates indicated:

	December 31, 2024		December 31, 2023
	Maximum Amount	Ending Balance	Maximum Amount	Ending Balance
	(in millions)
BACV	$—	$4,752	$—	$3,765
Fair Value	4,487	4,195	3,941	3,606

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2024, 2023 AND 2022

The securities acquired were bonds with a designation of NAIC 1 with a BACV of $4,712 million and $3,717 million and a fair value of $4,166 million and $3,559 million as of December 31, 2024 and 2023, respectively. The securities acquired were bonds with a designation of NAIC 2 with a BACV of $40 million and $48 million and a fair value of $29 million and $47 million as of December 31, 2024 and 2023, respectively.
The following table sets forth the collateral received as of the dates indicated:

	December 31, 2024		December 31, 2023
	Maximum Amount	Ending Balance	Maximum Amount	Ending Balance
(in millions)
Cash	$4,407	$4,133	$3,839	$3,558
Securities (FV)	—	—	—	—
The ending balance of cash collateral had no NAIC designation as of both December 31, 2024 and 2023.
The following table sets forth the allocation of aggregate collateral by remaining contractual maturity as of the dates indicated:

	December 31, 2024	December 31, 2023
	Fair Value	Fair Value
	(in millions)
Overnight and Continuous	$3,787	$3,440
30 Days or Less	346	118
31 to 90 Days	—	—
Greater than 90 Days	—	—
The following table sets forth the allocation of aggregate collateral reinvested as of the dates indicated:

	December 31, 2024		December 31, 2023
	Carrying Value	Fair Value	Carrying Value	Fair Value
	(in millions)
30 Days or Less	$758	$754	$1,146	$1,132
31 to 60 Days	114	114	237	237
61 to 90 Days	142	142	224	224
91 to 120 Days	56	56	28	28
121 to 180 Days	184	184	138	137
181 to 365 Days	781	781	429	426
1 to 2 Years	750	751	1,009	1,001
2 to 3 Years	690	692	48	47
Greater than 3 Years	183	182	19	17
The following table sets forth the fair value of the security collateral pledged, and the total liability recognized to return cash collateral as of the dates indicated:

	December 31, 2024		December 31, 2023
	Maximum Amount	Ending Balance	Maximum Amount	Ending Balance
(in millions)
Cash Collateral	$4,407	$4,133	$3,839	$3,558
Securities Collateral (FV)	—	—	—	—
Reverse Repurchase Agreements Transactions Accounted for as Secured Borrowing
For reverse repurchase agreements Company and NAIC policies require a minimum of 100% of the fair value of securities under these agreements to be maintained as collateral. The securities underlying reverse repurchase agreements are U.S. Treasury bonds or agencies. Please refer to Note 1D for the Company’s policy for recognizing reverse repurchase agreements.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2024, 2023 AND 2022

As of both December 31, 2024 and 2023, the Company did not have any reverse repurchase agreements transactions accounted for as secured borrowing.

5E. Real Estate
For both the years ended December 31, 2024 and 2023, the Company recorded $5 million of net losses on the sale of real estate. There were $3 million and $14 million of impairment losses recognized on real estate for the years ended December 31, 2024 and 2023, respectively.
The Company classified $192 million and $207 million as real estate occupied by the Company as of December 31, 2024 and 2023, respectively.
The Company classified $77 million (less $33 million of encumbrances) and $90 million (less $48 million of encumbrances) as real estate held for the production of income as of December 31, 2024 and 2023, respectively.
As of both December 31, 2024 and 2023, the Company did not classify any real estate as held for sale.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2024, 2023 AND 2022

5F.     Other Invested Assets
The following table sets forth the composition of the Company's other invested assets as of the dates indicated:

	December 31, 2024		December 31, 2023
	Carrying Value	% of Total	Carrying Value	% of Total

	($ in millions)
Joint venture and limited partnerships interests in real estate	$558	5.4%	$481	4.7%
Joint venture and limited partnerships interests in common stock	8,580	83.1	8,305	80.8
Joint venture and limited partnerships interests in fixed income	183	1.8	279	2.7
Joint venture and limited partnerships interests - other	451	4.4	531	5.2
Subtotal - Joint venture and limited partnerships	$9,772	94.7%	$9,596	93.4%
Receivables for Securities	105	1.0	184	1.8
Cash collateral for variation margin	445	4.3	489	4.8
Total Other invested assets	$10,322	100.0%	$10,269	100.0%

5G.     Other Investment Disclosures
Low-Income Housing Tax Credits
The Company had $10 million, $7 million and $16 million of low-income housing tax credits (“LIHTC”) and other tax benefits for the years ended December 31, 2024, 2023 and 2022, respectively. The Company had $179 million and $225 million of LIHTC property investments as of December 31, 2024 and 2023, respectively. These investments are included in “Other invested assets.” The number of years remaining of unexpired tax credits and required holding periods are as follows: 0-5 years – 1 investment, 6-10 years – 2 investments, over 10 years – 10 investments as of December 31, 2024 and 0-5 years - 5 investments, 6-10 years - 3 investments, over 10 years - 0 investments as of December 31, 2023. None of the LIHTC investments are currently subject to any regulatory reviews and there are no commitments or contingent commitments anticipated to be paid. For both the years ended December 31, 2024 and 2023, there were no impairments on LIHTC property investments.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2024, 2023 AND 2022

Restricted Assets
The following table sets forth restricted assets (including pledged) as of the date indicated:

	December 31, 2024
	Gross (Admitted and Nonadmitted) Restricted							Percentage
Restricted Asset Category	Total General Account (G/A)	G/A Supporting S/A Activity	Total Separate Account (S/A) Restricted Assets	S/A Assets Supporting G/A Activity	Total	Total Nonadmitted Restricted	Total Admitted Restricted	Gross (Admitted & Nonadmitted) Restricted to Total Assets	Admitted Restricted to Total Admitted Assets
	($ in millions)
Subject to contractual obligation for which liability is not shown	$—	$—	$—	$—	$—	$—	$—	0.0%	0.0%
Collateral held under security lending agreements	5,353	—	3,563	—	8,916	—	8,916	2.8%	2.8%
Subject to repurchase agreements	4,752	—	701	—	5,453	—	5,453	1.7%	1.7%
Subject to reverse repurchase agreements	—	—	—	—	—	—	—	0.0%	0.0%
Subject to dollar repurchase agreements	—	—	—	—	—	—	—	0.0%	0.0%
Subject to dollar reverse repurchase agreements	—	—	—	—	—	—	—	0.0%	0.0%
Placed under option contracts	—	—	—	—	—	—	—	0.0%	0.0%
Letter stock or securities restricted as to sale - excluding FHLB capital stock	530	—	—	—	530	—	530	0.2%	0.2%
FHLB capital stock	143	—	—	—	143	—	143	0.0%	0.0%
On deposit with state	6	—	—	—	6	—	6	0.0%	0.0%
On deposit with other regulatory bodies	—	—	—	—	—	—	—	0.0%	0.0%
Pledged as collateral to FHLB (including assets backing funding agreements)	2,878	—	—	—	2,878	—	2,878	0.9%	1.0%
Pledged as collateral not captured in other categories	20,685	—	326	—	21,011	—	21,011	6.5%	6.6%
Other restricted assets	—	—	—	—	—	—	—	0.0%	0.0%
Total restricted assets	$34,347	$—	$4,590	$—	$38,937	$—	$38,937	12.1%	12.3%

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2024, 2023 AND 2022

The following table sets forth the detail of assets pledged as collateral not captured in other categories as of the date indicated:

	December 31, 2024
	Gross (Admitted & Nonadmitted) Restricted							Percentage
Description of Assets:	Total General Account (G/A)	G/A Supporting S/A Activity	Total Separate Account (S/A) Restricted Assets	S/A Assets Supporting G/A Activity	Total	Total Nonadmitted Restricted	Total Admitted Restricted	Gross (Admitted & Nonadmitted) Restricted to Total Assets	Admitted Restricted to Total Admitted Assets
	($ in millions)
Reinsurance Trust Assets	$16,206	$—	$—	$—	$16,206	$—	$16,206	5.0%	5.1%
Derivatives Collateral	2,547	—	326	—	2,873	—	2,873	0.9%	0.9%
Guaranteed Cost Trust	377	—	—	—	377	—	377	0.1%	0.1%
Funded Reinsurance Pledged Collateral	1,555	—	—	—	1,555	—	1,555	0.5%	0.5%
Total	$20,685	$—	$326	$—	$21,011	$—	$21,011	6.5%	6.6%

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2024, 2023 AND 2022

The following tables set forth the collateral received and reflected as assets within the Company’s financial statements as of the date indicated:

	December 31, 2024
	BACV	Fair Value	% of BACV to Total Assets (Admitted and Nonadmitted)	% of BACV to Total Admitted Assets
	($ in millions)
Collateral Assets:

General Account:
Cash, Cash Equivalents, and Short-Term Investments	$—	$—	0.0%	0.0%
Bonds	—	226	0.0%	0.0%
Mortgage loans	3,609	3,257	2.3%	2.4%
Preferred stocks	—	—	0.0%	0.0%
Common stocks	—	—	0.0%	0.0%
Other invested assets	11	11	0.0%	0.0%
Securities lending reinvested collateral assets	8,384	8,376	5.4%	5.6%
Other	—	697	0.0%	0.0%
Total General Account	$12,004	$12,567	7.7%	8.0%

Separate Account:
Cash, Cash Equivalents, and Short-Term Investments	$398	$398	0.2%	0.2%
Bonds	58	869	0.1%	0.1%
Mortgage loans	—	—	0.0%	0.0%
Common stocks	—	—	0.0%	0.0%
Other invested assets	—	—	0.0%	0.0%
Securities lending reinvested collateral assets	3,521	3,517	2.1%	2.1%
Other	—	243	0.0%	0.0%
Total Separate Account	$3,977	$5,027	2.4%	2.4%

	December 31, 2024
	Amount	% of Liability to Total Liabilities
	($ in millions)
Recognized Obligation to Return Collateral Asset (General Account)	$9,023	6.7%
Recognized Obligation to Return Collateral Asset (Separate Account)	$3,934	2.4%

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2024, 2023 AND 2022

The following table sets forth restricted assets (including pledged) as of the date indicated:

	December 31, 2023
	Gross (Admitted and Nonadmitted) Restricted							Percentage
Restricted Asset Category	Total General Account (G/A)	G/A Supporting S/A Activity	Total Separate Account (S/A) Restricted Assets	S/A Assets Supporting G/A Activity	Total	Total Nonadmitted Restricted	Total Admitted Restricted	Gross (Admitted & Nonadmitted) Restricted to Total Assets	Admitted Restricted to Total Admitted Assets
	($ in millions)
Subject to contractual obligation for which liability is not shown	$—	$—	$—	$—	$—	$—	$—	0.0%	0.0%
Collateral held under security lending agreements	4,395	—	1,815	—	6,210	—	6,210	2.0%	2.1%
Subject to repurchase agreements	3,765	—	—	—	3,765	—	3,765	1.2%	1.2%
Subject to reverse repurchase agreements	—	—	100	—	100	—	100	0.0%	0.0%
Subject to dollar repurchase agreements	—	—	—	—	—	—	—	0.0%	0.0%
Subject to dollar reverse repurchase agreements	—	—	—	—	—	—	—	0.0%	0.0%
Placed under option contracts	—	—	—	—	—	—	—	0.0%	0.0%
Letter stock or securities restricted as to sale - excluding FHLB capital stock	504	—	—	—	504	—	504	0.2%	0.2%
FHLB capital stock	144	—	—	—	144	—	144	0.1%	0.1%
On deposit with state	5	—	—	—	5	—	5	0.0%	0.0%
On deposit with other regulatory bodies	—	—	—	—	—	—	—	0.0%	0.0%
Pledged as collateral to FHLB (including assets backing funding agreements)	2,897	—	—	—	2,897	—	2,897	1.0%	1.0%
Pledged as collateral not captured in other categories	22,249	—	321	—	22,570	—	22,570	7.4%	7.5%
Other restricted assets	—	—	—	—	—	—	—	0.0%	0.0%
Total restricted assets	$33,959	$—	$2,236	$—	$36,195	$—	$36,195	11.9%	12.1%

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2024, 2023 AND 2022

The following table sets forth the detail of assets pledged as collateral not captured in other categories as of the date indicated:

	December 31, 2023
	Gross (Admitted & Nonadmitted) Restricted							Percentage
Description of Assets:	Total General Account (G/A)	G/A Supporting S/A Activity	Total Separate Account (S/A) Restricted Assets	S/A Assets Supporting G/A Activity	Total	Total Nonadmitted Restricted	Total Admitted Restricted	Gross (Admitted & Nonadmitted) Restricted to Total Assets	Admitted Restricted to Total Admitted Assets
	($ in millions)
Derivatives Collateral	$2,785	$—	$321	$—	$3,106	$—	$3,106	1.0%	1.0%
Funded Reinsurance Pledged Collateral	1,548	—	—	—	1,548	—	1,548	0.5%	0.5%
Guaranteed Cost Trust	402	—	—	—	402	—	402	0.1%	0.1%
Reinsurance Trust Assets	17,514	—	—	—	17,514	—	17,514	5.8%	5.9%
Total	$22,249	$—	$321	$—	$22,570	$—	$22,570	7.4%	7.5%

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2024, 2023 AND 2022

The following tables set forth the collateral received and reflected as assets within the Company’s financial statements as of the date indicated:

	December 31, 2023
	BACV	Fair Value	% of BACV to Total Assets (Admitted and Nonadmitted)	% of BACV to Total Admitted Assets
	($ in millions)
Collateral Assets:

General Account:
Cash, Cash Equivalents, and Short-Term Investments	$2,140	$2,140	1.4%	1.4%
Bonds	3,681	3,708	2.4%	2.5%
Mortgage loans	5,013	4,645	3.3%	3.4%
Preferred stocks	—	—	0.0%	0.0%
Common stocks	—	—	0.0%	0.0%
Other invested assets	11	11	0.0%	0.0%
Other	70	754	0.0%	0.0%
Total General Account	$10,915	$11,258	7.1%	7.3%

Separate Account:
Cash, Cash Equivalents, and Short-Term Investments	$1,782	$1,782	1.1%	1.1%
Bonds	82	563	0.1%	0.1%
Mortgage loans	—	—	0.0%	0.0%
Common stocks	—	—	0.0%	0.0%
Other invested assets	—	—	0.0%	0.0%
Other	—	248	0.0%	0.0%
Total Separate Account	$1,864	$2,593	1.2%	1.2%

	December 31, 2023
	Amount	% of Liability to Total Liabilities
	($ in millions)
Recognized Obligation to Return Collateral Asset (General Account)	$7,673	5.8%
Recognized Obligation to Return Collateral Asset (Separate Account)	$1,856	1.2%

Net Investment Income
Interest overdue is accrued up to a maximum of ninety days. If accrued interest is more than ninety days overdue, it is reversed and recognized as income when received.
Income is not accrued on bonds in or near default and is excluded from “Net investment income.” Bond income not accrued was $53 million, $54 million and $62 million for the years ended December 31, 2024, 2023 and 2022, respectively.
The Company had $0 million interest on mortgage loans over ninety days due for the years ended December 31, 2024, 2023* and 2022.
*Revised to correct amount reported in the 2023 audited financial statements.
Real estate rent that is in arrears for more than three months or the collection of rent that is uncertain is nonadmitted and excluded from “Net investment income.” For the years ended December 31, 2024, 2023 and 2022, there was no nonadmitted due and accrued rental income on real estate.

For the years ended December 31, 2024, 2023 and 2022, other invested assets had no nonadmitted due and accrued income.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2024, 2023 AND 2022

The following table sets forth accrued investment income as of December 31:

	2024	2023
	($ in millions)
Net Admitted	$976	$972
Nonadmitted	1	2
Gross accrued investment income	$977	$974
For both years ended December 31, 2024, and 2023, the Company did not have aggregate deferred interest.
The Company had $7 million and $12 million cumulative amounts of paid-in-kind ("PIK") interest included in the current principal balance for the years ended December 31, 2024 and 2023*, respectively.

*Revised to correct amount reported in the 2023 audited financial statements.
The following table sets forth “Net investment income” for the years ended December 31:

	2024	2023	2022
	(in millions)

Bonds	$4,071	$3,888	$3,611
Stocks	237	223	354
Mortgage loans	829	784	758
Contract loans	94	93	80
Cash, cash equivalents, and short-term investments	117	219	111
Other investments	1,101	1,246	1,125
Total gross investment income	6,449	6,453	6,039
Less investment expenses	(1,023)	(969)	(781)
Net investment income before amortization of IMR	5,426	5,484	5,258
Amortization of IMR	(140)	(111)	7
Net investment income	$5,286	$5,373	$5,265
The following table sets forth “Net realized capital gains (losses)” for the years ended December 31:

	2024	2023	2022
	(in millions)

Bonds	$(836)	$(497)	$(900)
Stocks	55	(5)	287
Mortgage loans	(82)	(26)	(88)
Derivative instruments	(336)	(594)	(1,638)
Other investments	(5)	(167)	25
Total gross realized capital gains (losses)	(1,204)	(1,289)	(2,314)
Capital gains benefit (tax)	255	181	226
IMR transfers, net of tax	772	762	2,174
Net realized capital gains (losses)	$(177)	$(346)	$86

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2024, 2023 AND 2022

Sub-prime Mortgage Related Risk Exposure
While there is no market standard definition, the Company defines sub-prime mortgages as residential mortgages that are originated to weaker quality obligors as indicated by weaker credit scores, as well as mortgages with higher loan to value ratios, or limited documentation.
The Company did not have direct exposure through investments in subprime mortgage loans.
The Company’s exposure to sub-prime mortgage loans is through other investments. The following tables set forth the composition of our asset-backed securities collateralized by sub-prime mortgages as of the dates indicated:

	December 31, 2024
	Actual Cost	BACV	Fair Value	Other-Than-Temporary Impairment Losses Recognized
	(in millions)
Residential mortgage-backed securities	$390	$390	$437	$—
Total	$390	$390	$437	$—

	December 31, 2023
	Actual Cost	BACV	Fair Value	Other-Than-Temporary Impairment Losses Recognized
	(in millions)
Residential mortgage-backed securities	$40	$40	$91	$7
Total	$40	$40	$91	$7

The residential mortgage-backed securities in the table above are rated by nationally recognized rating agencies. In making our investment decisions, the Company assigns internal ratings to our asset-backed securities based upon our dedicated asset-backed securities unit’s independent evaluation of the underlying collateral and securitization structure.
The Company did not have underwriting exposure to sub-prime mortgage risk through Mortgage Guaranty or Financial Guaranty insurance coverage.
Information about Financial Instruments with Off-Balance Sheet Risk and Financial Instruments with Concentrations of Credit Risk
During the normal course of its business, the Company utilizes financial instruments with off-balance sheet credit risk such as commitments and financial guarantees. Commitments primarily include commitments to fund investments in private placement securities, limited partnerships and other investments, as well as commitments to originate mortgage loans. As of December 31, 2024 and 2023, these commitments were $5,650 million and $5,025 million, respectively.
The Company writes credit default swaps requiring payment of principal due in exchange for the referenced credits, depending on the nature or occurrence of specified credit events for the referenced entities. In the event of a specified credit event, the Company’s maximum amount at risk, assuming the value of the referenced credits become worthless, is $2,713 million and $2,160 million at December 31, 2024 and 2023, respectively. The credit default swaps generally have maturities of five years or less.
In the course of the Company’s business, it provides certain financial guarantees and indemnities to third parties pursuant to which it may be contingently required to make payments now or in the future. As of December 31, 2024 and 2023, financial guarantees issued by the Company were $72,457 million and $77,697 million, respectively, primarily comprised of certain contracts underwritten by the Retirement segment include guarantees related to financial assets owned by the guaranteed party. These contracts are accounted for as derivatives and carried at fair value. At December 31, 2024 and 2023, such contracts in force carried a total guaranteed value of $72,457 million and $77,697 million, respectively. These guarantees are supported by collateral that is not reflected on the Company’s Statutory

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2024, 2023 AND 2022

Statements of Admitted Assets, Liabilities and Capital and Surplus. This collateral had a fair value of $67,880 million and $72,898 million at December 31, 2024 and 2023, respectively.
Netting and Offsetting of Assets and Liabilities
The Company did not have any applicable transactions that are offset and reported net in accordance with SSAP No. 64, “Offsetting and Netting of Assets and Liabilities.”
5* Securities
The following table sets forth the NAIC 5* securities as of the dates indicated:

	December 31, 2024			December 31, 2023
	Number of 5* Securities	Aggregate BACV	Aggregate Fair Value	Number of 5* Securities	Aggregate BACV	Aggregate Fair Value
	($ in millions)
Investment:
Bonds	27	$170	$166	32	$364	$356
LB&SS	18	100	99	11	32	29
Preferred stock	5	102	128	4	87	100
Total	50	$372	$393	47	$483	$485

Prepayment Penalties

The following table sets forth the prepayment penalty and acceleration fees for the years ended December 31:

	2024		2023		2022
	General Account	Separate Account	General Account	Separate Account	General Account	Separate Account

	($ in millions)
Prepayment Penalty and Acceleration Fees:
Number of CUSIPs	121	223	31	32	151	111
Aggregate Amount of investment income	$28	$18	$4	$6	$40	$16

Reporting Entity's Share of Cash Pool by Asset Type
As of both the years ended December 31, 2024 and 2023, the Company did not have any cash pool assets within the scope of SSAP No. 2R, "Cash, Cash Equivalents, Drafts, and Short-Term Investments" ("SSAP No. 2R"), that required disclosure.

Aggregate Collateral Loans by Qualifying Investment Collateral
As of December 31, 2024, the Company did not have any collateral loans within the scope of SSAP No. 21R, “Other Admitted Assets” (“SSAP No. 21R”).

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2024, 2023 AND 2022

6.    SUBSEQUENT EVENTS
Type 1 – Recognized Subsequent Events:
Subsequent events have been considered through April 17, 2025, the date these audited financial statements were issued.
In February of 2025, the Company received approval from the Department to record a $220 million payable as of December 31, 2024 for a capital contribution to its subsidiary, PLAZ. The capital contribution was paid by the Company prior to March 1, 2025.

Type 2 – Non-recognized Subsequent Events:
Subsequent events have been considered through April 17, 2025, the date these audited financial statements were issued.
There were no Type 2 subsequent events to report.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2024, 2023 AND 2022

7.    REINSURANCE
The Company participates in reinsurance in order to provide greater diversification of business, provide additional capacity for future growth, limit the maximum net loss potential arising from large risks, and manage capital, as well as certain risks associated with its products. The Company utilizes various types of reinsurance, including primarily yearly renewable term (“YRT”), coinsurance, coinsurance with funds withheld and modified coinsurance.

Total direct, assumed and ceded premiums for the years ended December 31, are as follows:

	2024	2023	2022
	(in millions)
Premiums:
Direct	$45,804	$24,453	$31,094
Assumed	13,203	12,368	12,121
Ceded	9,605	16,327	18,298

The Company does not have reinsurance agreements under which the reinsurer may unilaterally cancel any reinsurance for reasons other than for nonpayment of premium or other similar credits as of December 31, 2024, 2023 and 2022.

The Company executed new reinsurance agreements with external counterparties and the reinsurance reserve credits as a result of these new reinsurance agreements for the years ended December 31, are as follows:

	2024	2023	2022
	(in millions)
Individual Life			$1,216
Retirement		$9,987	8,200
International	$400

The Company has written off or reported in its operations the following amounts during the years ending December 31, 2024, 2023 and 2022 as a result of uncollectible or commutated reinsurance with respective companies:

	Uncollectible Reinsurance			Commutation of Reinsurance
	2024	2023	2022	2024	2023	2022
	(in millions)
Claims incurred	$12	$12	$—	$—	$—	$—
Claims adjustment expenses incurred	—	—	—	—	—	—
Premiums earned	—	—	—	—	—	—
Other	(1)	—	—	—	—	—
Company:
Scottish Re (U.S.), Inc	12	12	—	—	—	—
North Carolina Mutual & AZ Mont	(1)	—	—	—	—	—

Most of the Company’s ceded reinsurance is undertaken as indemnity reinsurance, which does not discharge the Company as the primary insurer. Ceded balances would represent a liability to the Company in the event the reinsurers were unable to meet their obligations to the Company under the terms of the reinsurance agreements. The Company periodically reviews the financial condition of its reinsurers and amounts recoverable, recording an allowance when necessary for uncollectible reinsurance.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2024, 2023 AND 2022

The amounts related to reinsurance agreements included in “Future policy benefits and claims” and “Premiums and annuity considerations” as of and for the years ended December 31, are as follows:

	Policy and Claim Reserves			Premiums
	2024	2023	2022	2024	2023	2022
	(in millions)
Assumed from affiliated insurers	$37,448	$36,385	$34,880	$6,421	$6,679	$7,292
Assumed from unaffiliated insurers	20,467	20,257	21,042	6,782	5,689	4,829
Total reinsurance assumed	$57,915	$56,642	$55,922	$13,203	$12,368	$12,121

Ceded to affiliated insurers	$61,240	$61,877	$63,362	$2,229	$2,261	$4,813
Ceded to unaffiliated insurers	18,112	18,420	11,214	7,376	14,066	13,485
Total reinsurance ceded	$79,352	$80,297	$74,576	$9,605	$16,327	$18,298

Individual Life

The Company has assumed from and ceded to affiliated and unaffiliated insurers as of and for the years ended December 31, as follows:

	Policy and Claim Reserves			Premiums
	2024	2023	2022	2024	2023	2022
	(in millions)
Assumed:
PARCC*	$1,690	$1,736	$1,806	$1,277	$1,269	$1,328
PARU*	849	1,419	1,362	303	815	749
PLAZ	362	81	78	359	67	281
Lotus Re	42	42	40	34	33	31
PLNJ	70	51	50	72	45	44
Affiliated total	3,013	3,329	3,336	2,045	2,229	2,433
Unaffiliated	16,846	16,485	17,045	765	821	888
Unaffiliated total	16,846	16,485	17,045	765	821	888
Total	$19,859	$19,814	$20,381	$2,810	$3,050	$3,321

Ceded:
PLAZ	$13,160	$12,658	$13,093	$311	$328	$360
Lotus Re	2,266	2,293	2,314	216	227	2,732
PURE	—	7	—	(8)	7	—
Affiliated total	15,426	14,958	15,407	519	562	3,092
Unaffiliated	2,511	2,619	2,754	1,421	1,424	1,437
Unaffiliated total	2,511	2,619	2,754	1,421	1,424	1,437
Total	$17,937	$17,577	$18,161	$1,940	$1,986	$4,529

*Prior period amounts have been updated to conform to current period presentation due to captive mergers of PAR Term, Term Re and DART into PARCC and GUL Re and PURC into PARU.

GUL Agreements

Effective January 1, 2024 and October 1, 2024, Prudential Insurance was involved in a broader transaction to cede certain guaranteed universal life (“GUL”) policy risk (which was previously retained by Prudential Insurance and its affiliates) to third-party reinsurers. To facilitate these GUL transactions, certain agreements between Prudential Insurance and its affiliates (PLAZ, PLNJ, captives) were partially or fully recaptured. Also to facilitate these GUL transactions, Prudential Insurance entered into YRT reinsurance agreements with PLAZ and PLNJ to passthrough the amounts that were already reinsured by Prudential Insurance to third-party reinsurers.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2024, 2023 AND 2022

PARCC

The Company entered into a YRT agreement with a subsidiary, Prudential Arizona Reinsurance Captive Company (“PARCC” or the “captives”), to assume up to 100% of its mortality risk associated with certain term life insurance contracts which are not subject to principles-based reserving. The Company subsequently entered into yearly renewable agreements to cede up to 100% of the mortality risk assumed from PARCC to external reinsurers. Effective October 1, 2024, the term business reinsured by PARCC and retroceded to PICA expanded due to a merger of other term captive companies (PAR Term, Term Re, and DART).

PARU

Effective January 1, 2013, the Company also entered into an agreement with a subsidiary, Prudential Arizona Reinsurance Universal Company (“PARU” or the “captives”), to assume 95% of the face amount of mortality risk on the first $1 million and 100% of the mortality risk in excess of $1 million on the Hartford Guaranteed Universal Life (“GUL”) business assumed from PLAZ. Under this agreement, PARU retains between 0% and 5% of the face amount with respect to the mortality risk assumed on these policies, subject to a $50,000 per policy maximum, and retrocedes all of the remaining mortality risk to the Company. For select GUL policies where Hartford reinsured a portion of the no-lapse risk with external reinsurers and where those reinsurance agreements have been novated from Hartford to the Company, PARU retrocedes that same percentage of no-lapse risk to the Company. Effective July 1, 2011, the Company entered into a YRT agreement with this same subsidiary for PARU to retrocede risk on PLAZ and PLNJ issued policies to the Company. In 2024, there were restructurings to this agreement and ultimately a full recapture (GUL Re and PURC). As a result of the recapture, there was a recapture settlement which appears as premium in Schedule S.

PLAZ

Effective December 1, 2004, the Company has entered into a YRT reinsurance agreement with PLAZ, a subsidiary of the Company, to reinsure up to 100% of mortality risk remaining on its policies after any coinsurance with other captives. Also, effective January 2, 2013, the Company entered into two agreements with PLAZ to retrocede the portion of the Hartford assumed business (From Individual Life Insurance (“ILI”) and Talcott Life Insurance Company, formerly known as Hartford Life Insurance Company, entities) that is classified as GUL. As of January 1, 2022, most of the variable life insurance policies were recaptured resulting in a $460 million gain and then reinsured from PLAZ to Lotus Re as mentioned below. Effective January 1, 2024 and October 1, 2024, PLAZ entered into YRT reinsurance agreements with, and partially recaptured some business from, Prudential Insurance as described above in the “GUL Agreements” section.

PLNJ

Effective December 1, 2004, the Company has entered into a YRT reinsurance agreement with PLNJ, a subsidiary of the Company, to reinsure up to 100% of mortality risk remaining on its policies after any coinsurance with other captives. Effective July 1, 2017, this agreement was terminated for new business for most permanent products. Effective January 1, 2024, PLNJ entered into a YRT reinsurance agreement with, and partially recaptured some business from, Prudential Insurance as described above in the “GUL Agreements” section.

Lotus Re

Effective January 1, 2022, the Company entered into an agreement with Lotus Re, an affiliate reinsurance company, to reinsure variable life policies. The structure is coinsurance/modified coinsurance, with 90% of risk covered by Lotus Re and PICA retaining 10% under the agreement. In addition, the Company entered into a YRT agreement with Lotus Re, also effective January 1, 2022, under which Lotus Re cedes mortality risk for variable life policies back to the Company. The amount ceded from Lotus Re to the Company and the reinsurance premiums are a full passthrough to replicate the amounts covered under various YRT agreements between the Company and third-party reinsurers. Settlement of $3.2 billion was in-kind and is therefore reflected within the supplemental disclosure of non-cash items in Note 1B. As a result of this transaction, the Company recorded an $830 million deferred reinsurance gain as of December 31, 2022. In addition, the Company entered into a coinsurance agreement with Lotus Re effective October 1, 2024 to cede 100% of a small block of Appreciable Life policies in extended term policy status.

PURE

Effective October 1, 2023, the Company entered into a coinsurance agreement with Prudential Universal Reinsurance Entity Company (“PURE”), a subsidiary of the Company, to reinsure 10% of mortality risk on MyLegacy policies. This agreement was recaptured effective January 1, 2024 and as a result, there was a small recapture settlement (showing as a negative premium) in 2024.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2024, 2023 AND 2022

Unaffiliated

Individual Life utilizes various types of reinsurance, including primarily YRT, per person excess, excess of loss, and coinsurance. On policies sold since 2000, the Company has reinsured a significant portion of the individual life mortality risk. Placement of reinsurance is accomplished primarily on an automatic basis with some specific risks reinsured on a facultative basis. The Company has historically retained up to $30 million per life, but reduced its retention limit to $20 million per life beginning in 2013, and further reduced it to $10 million per life beginning in 2020.

On January 2, 2013, the Company acquired the individual life insurance business of The Hartford Financial Services Group, Inc. (“The Hartford”) through a reinsurance transaction. Under the terms of the agreement, the Company paid The Hartford a cash consideration of $615 million consisting primarily of a ceding commission to provide reinsurance for approximately 700,000 Hartford life insurance policies with a net retained face amount in force of approximately $141 billion. The assets acquired and liabilities assumed have been included in the Company’s Statutory Statements of Admitted Assets, Liabilities and Capital and Surplus as of the date of acquisition. The Company’s Statement of Operations and Changes in Capital and Surplus includes the results of the acquired business beginning from the date of acquisition.

Closed Block

The Company has ceded to an affiliated insurer as of and for the years ended December 31, as follows:

	Policy and Claim Reserves			Premiums
	2024	2023	2022	2024	2023	2022
	(in millions)
Ceded:
PLIC	$45,814	$46,919	$47,955	$1,679	$1,667	$1,692
Affiliated total	$45,814	$46,919	$47,955	$1,679	$1,667	$1,692

PLIC

The Plan of Reorganization provided that Prudential Insurance may, with the prior consent of the New Jersey Commissioner of Banking and Insurance, enter into agreements to transfer to a third party all or any part of the risks under the Closed Block policies. Effective January 1, 2015, the Company recaptured 100% of the remaining Closed Block policies in force covered by these agreements. Concurrently, on January 1, 2015, the Company entered into a reinsurance agreement with its subsidiary, PLIC, in which the Company reinsured substantially all of the outstanding liabilities of its regulatory Closed Block, primarily on a coinsurance basis. The only exceptions to the 100% coinsurance arrangement are as follows (1) the policyholder dividend liability which will be reinsured from the Company to PLIC on a 100% modified coinsurance basis (2) 10% of the Closed Block’s New York policies, which will be retained by the Company on both the coinsurance and modified coinsurance agreements; and (3) certain Closed Block policies that were previously reinsured externally. In connection with this reinsurance transaction, the Company ceded approximately $58 billion of assets into a newly established statutory guaranteed separate account of PLIC. Concurrently, the Company ceded approximately $5 billion of assets to PLIC to support the securities lending program.

Individual Annuities

The Company has assumed from affiliated and unaffiliated insurers as of and for the years ended December 31, as follows:

	Policy and Claim Reserves			Premiums
	2024	2023	2022	2024	2023	2022
	(in millions)
Assumed:
PLNJ	$305	$337	$394	$711	$307	$62
Affiliated total	305	337	394	711	307	62
Unaffiliated	1,017	1,179	1,524	31	7	18
Unaffiliated total	1,017	1,179	1,524	31	7	18
Total	$1,322	$1,516	$1,918	$742	$314	$80

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2024, 2023 AND 2022

PLNJ

Effective April 1, 2016, the Company reinsured variable annuity base contracts, along with the living benefit guarantees, from PLNJ. This reinsurance agreement covers new and in force business and excludes business reinsured externally. As of December 31, 2020, PLNJ discontinued the sales of traditional variable annuities with guaranteed living benefit riders. This discontinuation has no impact on the reinsurance agreement between PLNJ and the Company.

Effective February 1, 2023, PLNJ began selling indexed variable annuities products, which the Company reinsured through the existing reinsurance agreement under modified coinsurance. The reinsurance of the indexed variable annuities transfers all significant risks, including mortality risk, embedded in the reinsured contracts assumed by the Company.

The product risks related to the reinsured business are being managed in the Company. In addition, the living benefit hedging program related to the reinsured living benefit guarantees is being managed within the Company.

Unaffiliated

Effective June 1, 2006, the Company acquired the variable annuity business of Wilton Re and Everlake (former Allstate block of business) through a reinsurance transaction for $635 million pre-tax of total consideration, consisting primarily of a $628 million ceding commission. The reinsurance arrangement with Wilton Re and Everlake included a coinsurance arrangement associated with the separate account assets and liabilities assumed. The assets acquired and liabilities assumed have been included in the Company’s Statutory Statements of Admitted Assets, Liabilities and Capital and Surplus as of the date of acquisition. The Company’s Statement of Operations and Changes in Capital and Surplus includes the results of the acquired variable annuity business beginning from the date of acquisition.

FLIAC

Effective December 31, 2015, the Company entered into a reinsurance agreement with FLIAC for its deferred variable annuity business written in New York on a whole contract basis where the general account liabilities will be reinsured on a coinsurance basis, and the separate account and Market Value Adjusted liabilities will be reinsured on a modified coinsurance basis. On April 1, 2022, FLIAC (formerly PALAC) was sold to Fortitude Re and is no longer considered an affiliate of the Company.

Retirement

The Company has assumed and ceded from affiliated and unaffiliated insurers as of and for the years ended December 31, as follows:

	Policy and Claim Reserves			Premiums
	2024	2023	2022	2024	2023	2022
	(in millions)
Assumed:
PLAZ	$2	$2	$2	$—	$—	$—
Affiliated total	2	2	2	—	—	—
Unaffiliated	2,597	2,585	2,465	5,986	4,860	3,924
Unaffiliated total	2,597	2,585	2,465	5,986	4,860	3,924
Total	$2,599	$2,587	$2,467	$5,986	$4,860	$3,924

Ceded:
Unaffiliated	$9,753	$9,977	$—	$—	$8,981	$—
Unaffiliated total	9,753	9,977	—	—	8,981	—
Total	$9,753	$9,977	$—	$—	$8,981	$—

PLAZ

Effective July 31, 1984, the Company has entered into a Group Annuity Contract reinsurance agreement with PLAZ, a subsidiary of the Company, whereby the reinsurer, in consideration for a single premium payment by the Company, provides reinsurance equal to 100% of all payments due under the contract.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2024, 2023 AND 2022

Unaffiliated

Since 2014, the Company has entered into reinsurance agreements to assume longevity risk in the United Kingdom. Under these arrangements, the Company assumes scheduled monthly premiums including reinsurance fees, and in exchange, the Company pays the reinsured benefits based on the actual mortality experience for the period to the ceding insurers. The Company has secured collateral from its counterparties to minimize counterparty default risk. As of December 31, 2024, the Company has reserves of $536 million to cover the asset and longevity risk associated with the pension benefits.

Prismic Re

In September 2023, the Company entered into an agreement with Prismic Re to reinsure approximately $10 billion of reserves for certain structured settlement annuity contracts issued by the Company effective September 2023. These contracts represent approximately 70% of the Company’s in-force structured settlement annuities business. As a result of this transaction, the Company recorded a day 1 loss of $861 million, of which $808 million was recognized through net income and $53 million was recorded as a deferred reinsurance loss as of December 31, 2023.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2024, 2023 AND 2022

International

The Company has assumed from and ceded to affiliated and unaffiliated insurers as of and for the years ended December 31, as follows:

	Policy and Claim Reserves			Premiums
	2024	2023	2022	2024	2023	2022
	(in millions)
Assumed:
Prudential Life Insurance Co., Ltd. (Japan)	$26,298	$24,984	$23,412	$3,077	$3,430	$3,704
Prudential Gibraltar Financial Life Insurance Co., Ltd	7,766	7,733	7,736	498	713	1,091
Gibraltar Life Insurance Co., Ltd	64	—	—	90	—	—
Affiliated total	$34,128	$32,717	$31,148	$3,665	$4,143	$4,795

Ceded:
Prudential Seguros Mexico, S.A. de C.V.	$—	$—	$—	$31	$32	$29
Affiliated total	—	—	—	31	32	29
Unaffiliated	400	—	—	2,382	4	4
Unaffiliated total	400	—	—	2,382	4	4
Total	$400	$—	$—	$2,413	$36	$33

Affiliated

The Company reinsures certain individual life insurance policies through excess risk term contracts. In addition, the Company has entered into coinsurance agreements for U.S. dollar-denominated policies sold by The Prudential Life Insurance Company, Ltd. (Japan) (“POJ”), Prudential Gibraltar Financial Life Insurance Co. Ltd (“PGFL”), and The Gibraltar Life Insurance Co., Ltd (“GIB”). For these reinsurance policies assumed through excess risk term contracts, the Company retrocedes a portion of these reinsurance policies to foreign subsidiary companies of Prudential Financial.

In April 2016, a trust was established for the benefit of certain policyholders related to a reinsurance agreement between the Company and POJ. Total assets of $13.5 billion and $13.7 billion related to this trust arrangement were on deposit with trustees as of December 31, 2024 and December 31, 2023, respectively.

Unaffiliated

In October 2024, the Company entered into a retrocession agreement with The Canada Life Assurance Company for the U.S. dollar denominated whole life policies currently assumed from POJ. This retrocession agreement is a combination of modified coinsurance and coinsurance, where policies are retroceded based upon a quota share percentage.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2024, 2023 AND 2022

Group Insurance

The Company has assumed from and ceded to unaffiliated insurers as of and for the years ended December 31, as follows:

	Policy and Claim Reserves			Premiums
	2024	2023	2022	2024	2023	2022
	(in millions)
Assumed:
Unaffiliated	$7	$7	$7	$—	$—	$—
Unaffiliated total	$7	$7	$7	$—	$—	$—

Ceded:
Unaffiliated	$286	$273	$250	$2,884	$2,952	$3,122
Unaffiliated total	$286	$273	$250	$2,884	$2,952	$3,122

Unaffiliated

Group Insurance uses reinsurance primarily to limit losses from large claims, in response to client requests and for capital management purposes.

Other Business

The Company has assumed from and ceded to affiliated and unaffiliated insurers as of and for the years ended December 31, as follows:

	Policy and Claim Reserves			Premiums
	2024	2023	2022	2024	2023	2022
	(in millions)
Assumed:
Unaffiliated	$—	$1	$1	$—	$1	$1
Unaffiliated total	—	1	1	—	1	1
Total	$—	$1	$1	$—	$1	$1

Ceded:
Unaffiliated	$5,162	$5,551	$8,210	$689	$705	$8,922
Unaffiliated total	5,162	5,551	8,210	689	705	8,922
Total	$5,162	$5,551	$8,210	$689	$705	$8,922

Effective April 2022, in connection with the Full Service Retirement business sale, the Company entered into separate agreements with external counterparties, Empower and Empower Life & Annuity Insurance Company of New York to reinsure a portion of its Full Service Retirement business. The company ceded 100% of separate account liabilities under modified coinsurance and 100% of general account liabilities under coinsurance of its Full Service Retirement business. The Company's Full Service Retirement business separate accounts consist of market value and stable value separate accounts, and the Full Service general account products consist of individual annuities, stable value accumulation funds and a stable value wrap product known as a synthetic guaranteed investment contract. The reinsurance agreement offers the policyholders the opportunity to novate their contracts from the Company to Empower and any such novated contracts shall cease to be reinsured under this agreement. As a result of this transaction, the Company recorded a $222 million reinsurance gain at the time of transaction of which $175 million was reflected as a deferred reinsurance gain as of December 31, 2022.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2024, 2023 AND 2022

8.    DERIVATIVE INSTRUMENTS
The Company uses derivatives to manage risks from changes in interest rates or foreign currency values, to alter interest rate or currency exposures arising from mismatches between assets and liabilities (including duration mismatches), to hedge against changes in the value of assets it owns or anticipates acquiring and other anticipated transactions and commitments, and to replicate the investment performance of otherwise permissible investments. Insurance statutes restrict the Company’s use of derivatives primarily to hedging, income generation, and replication activities intended to offset changes in the market value and cash flows of assets held, obligations, and anticipated transactions and prohibit the use of derivatives for speculation.

The Company, at inception, may designate derivatives as either (1) a hedge of the fair value of a recognized asset or liability or unrecognized firm commitment; (2) a hedge of a forecasted transaction or the variability of cash flows to be received or paid related to a recognized asset or liability; (3) a foreign-currency fair value or cash flow hedge; (4) a hedge of the foreign currency exposure of a net investment in a foreign operation or (5) a derivative that does not qualify for hedge accounting, including replications.
To qualify for hedge accounting treatment, a derivative must be highly effective in mitigating the designated risk of the hedged item. Effectiveness of the hedge is formally assessed at inception and throughout the life of the hedging relationship.
Upon termination of a derivative that qualified for hedge accounting, the gain or loss is usually reflected as an adjustment to the basis of the hedged item and is recognized in income consistent with the hedged item. There were no instances in which the Company discontinued cash flow hedge accounting because the forecasted transaction did not occur. The qualifying cash flow hedges are related to the variability of the payment or receipt of interest or foreign currency amounts on existing financial instruments and certain forecasted transactions. The maximum length of time for which these variable cash flows are hedged was 36 years and 37 years, as of December 31, 2024 and 2023, respectively.
To the extent that the Company chooses not to designate its derivatives for hedge accounting or designated derivatives no longer meet the criteria of an effective hedge, the changes in their fair value are included in “Change in net unrealized capital gains (losses)” without considering changes in fair value of the hedged item. Accruals of interest income, expense and related cash flows on swaps are reported in “Net investment income.” Upon termination of a derivative that does not qualify for hedge accounting, the gain or loss is included in “Net realized capital gains (losses).” In addition, when realized gains or losses on interest-rate related derivatives are recognized, they are amortized through the IMR.
Types of Derivative Instruments and Derivative Strategies
Derivative instruments used by the Company include currency swaps, currency forwards, interest rate swaps, interest rate forwards, interest rate options, total return swaps, treasury futures, equity options (including rights and warrants), equity futures, and credit default swaps. For those hedge transactions which qualify for hedge accounting, the change in the carrying value or cash flow of the derivative is recorded in a manner consistent with the changes in the carrying value or cash flow of the hedged asset, liability, firm commitment or forecasted transaction. For hedges of net investments in a foreign operation, changes in fair value of such derivatives, to the extent effective, are recorded in “Change in net unrealized capital gains.” In measuring effectiveness, with respect to certain hedge relationships, the Company’s risk management strategy may define specific risk being hedged and it may exclude specific components of derivatives gains or losses unrelated to the defined risk; such excluded components for hedge relationships the Company has are recognized in “Net investment income” and amortized over the term of the hedge relationship.
Interest Rate Contracts
Interest rate swaps, options, forwards, and futures are used by the Company to reduce risks from changes in interest rates, manage interest rate exposures arising from mismatches between assets and liabilities (including duration mismatches) and to hedge against changes in the value of assets it owns or anticipates acquiring or selling. Swaps may be attributed to specific assets or liabilities or may be used on a portfolio basis. Under interest rate swaps, the Company agrees with counterparties to exchange, at specified intervals, the difference between fixed-rate and floating-rate interest amounts calculated by reference to an agreed upon notional principal amount.
In exchange-traded interest rate futures transactions, the Company purchases or sells a specified number of contracts, the values of which are determined by the values of underlying referenced investments, and receives/posts variation margin on a daily basis in an amount equal to the difference in the daily market values of those contracts. The Company enters into exchange-traded futures with regulated futures commission’s merchants who are members of a trading exchange.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2024, 2023 AND 2022

Equity Contracts
Equity index options and futures are contracts which will settle in cash based on differentials in the underlying indices at the time of exercise and the strike price. The Company uses combinations of purchases and sales of equity index options to hedge the effects of adverse changes in equity indices within a predetermined range.

Total return swaps are contracts whereby the Company agrees with counterparties to exchange, at specified intervals, the difference between the return on an asset (or market index) and SOFR based on a notional amount. The Company generally uses total return swaps to hedge the effect of adverse changes in equity indices.

Foreign Exchange Contracts
Currency derivatives, including currency forwards and swaps are used by the Company to reduce risks from fluctuations in currency exchange rates with respect to investments denominated in foreign currencies that the Company either holds or intends to acquire or sell, and to hedge the currency risk associated with net investments in foreign operations and anticipated earnings of its foreign operations.
Under currency forwards, the Company agrees with counterparties to deliver a specified amount of an identified currency at a specified future date. Typically, the price is agreed upon at the time of the contract and payment for such a contract is made at the specified future date. As noted above, the Company uses currency forwards to mitigate the impact of changes in currency exchange rates on U.S. dollar equivalent earnings generated by certain of its non-USD denominated businesses, international operations, and investments. The Company executes forward sales of the hedged currency in exchange for U.S. dollars at a specified exchange rate. The maturities of these forwards correspond with the future periods in which the non-U.S. dollar-denominated earnings are expected to be generated.
Under currency swaps, the Company agrees with counterparties to exchange, at specified intervals, the difference between one currency and another at an exchange rate and calculated by reference to an agreed principal amount. Generally, the principal amount of each currency is exchanged at the beginning and termination of the currency swap by each party.
Other Contracts
The Company, from time to time, uses TBA forward contracts to gain exposure to the investment risk and return of mortgage-backed securities. TBA transactions can help the Company enhance the return on its investment portfolio, and can provide a more liquid and cost effective method of achieving these goals than purchasing or selling individual mortgage-backed pools. Typically, the price is agreed upon at the time of the contract and payment for such a contract is made at a specified future date. Additionally, pursuant to the Company’s mortgage dollar roll program, TBAs or mortgage-backed securities are transferred to counterparties with a corresponding agreement to repurchase them at a future date. These transactions do not qualify as secured borrowings and are accounted for as derivatives.
Credit Derivatives
Credit default swaps are used by the Company in conjunction with fixed income investments as replication synthetic asset transactions (“RSAT”). RSATs are derivative transactions entered into in conjunction with other investments in order to produce the investment characteristics of otherwise permissible investments. Credit default swaps used in RSATs are carried at amortized cost with premiums received on such transactions recorded to “Net investment income” over the life of the contract and loss payouts, if any, are recorded as “Net realized capital gains (losses).” The Company also uses credit default swaps to hedge exposures in its investment portfolios. Such contracts are not designated as replications, and they are used in relationships that do not qualify for hedge accounting.
Credit derivatives, where the Company has written credit protection on certain index references with notional amounts of $2,713 million and $2,160 million, are reported at fair value as an asset of $51 million and an asset of $26 million as of December 31, 2024 and 2023, respectively. As of December 31, 2024, these credit derivatives’ notionals had the following NAIC ratings: $2,488 million in NAIC 3, and $225 million in NAIC 6. As of December 31, 2023, these credit derivatives’ notionals had the following NAIC ratings: $47 million in NAIC 1, $1,872 million in NAIC 3, and $241 million in NAIC 6. NAIC designations are based on the lowest rated single name reference included in the index.
The Company’s maximum amount at risk under these credit derivatives equals the aforementioned notional amounts and assumes the value of the underlying securities becomes worthless. These single name credit derivatives have matured, while the credit protection on the index reference has a maturity of less than 10 years. These credit derivatives are accounted for as RSATs.
In addition to writing credit protection, the Company may purchase credit protection using credit derivatives in order to hedge specific credit exposures in the Company’s investment portfolio. As of both December 31, 2024 and 2023, the Company had no outstanding contracts where it had purchased credit protection.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2024, 2023 AND 2022

Counterparty Credit Risk
The Company is exposed to credit-related losses in the event of nonperformance by counterparties to financial derivative transactions. Generally, the credit exposure of the Company’s OTC derivative transactions are represented by the contracts with a positive fair value (market value) at the reporting date after taking into consideration the existence of netting agreements. Also, the Company enters into exchange-traded futures and transactions through regulated exchanges and these transactions are settled on a daily basis, thereby reducing credit risk exposure in the event of non-performance by counterparties to such financial instruments.
Substantially all of the Company’s OTC derivative contracts are transacted with a subsidiary, Prudential Global Funding, LLC (“PGF”). In instances where the Company transacts with unaffiliated counterparties, the Company manages credit risk by entering into derivative transactions with highly rated major international financial institutions and other credit worthy counterparties, and by obtaining collateral where appropriate. Additionally, limits are set on single party credit exposures which are subject to periodic management review.
The net cash collateral that would need to be returned by the Company was $254 million and $195 million as of December 31, 2024 and 2023, respectively.
The net fair value of securities pledged as collateral by the Company was $1,381 million and $1,768 million as of December 31, 2024 and 2023, respectively.
The table below depicts the derivatives owned by the Company as of December 31, 2024 and 2023:

	Derivatives Financial Instruments
	December 31, 2024			December 31, 2023
		Carrying	Estimated		Carrying	Estimated
	Notional	Amount	Fair Value	Notional	Amount	Fair Value

	(in millions)
Options:
Assets	$2,448	$190	$190	$3,317	$144	$144
Liabilities	$1,190	$170	$170	$1,651	$139	$138
Swaps:
Assets	47,274	3,754	3,568	40,382	3,185	3,202
Liabilities	30,102	2,595	3,028	31,837	2,606	2,867
Forwards:
Assets	3,722	105	162	1,537	23	44
Liabilities	2,811	123	196	5,052	175	263
Futures:
Assets	1,508	27	3	1,586	30	2
Liabilities	4,096	—	16	5,203	—	24
Totals:
Assets	$54,952	$4,076	$3,923	$46,822	$3,382	$3,392
Liabilities	$38,199	$2,888	$3,410	$43,743	$2,920	$3,292
Certain of the Company’s derivative contracts require premiums to be paid at a series of specified future dates over the life of the contract or at maturity. The discounted value of these future settled premiums is included in the measurement of the estimated fair value of each derivative along with all other contractual cash flows.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2024, 2023 AND 2022

The table below summarizes the net amount of undiscounted future settled premium payments (receipts), by year, as of December 31, 2024:

Fiscal Year	Premium Payments Due
2025	$—
2026	—
2027	—
2028	—
Thereafter	—
Total Future Settled Premiums	$—

	December 31, 2024	December 31, 2023
	(in millions)
Undiscounted Future Premium Commitments	$—	$25
Derivative Fair Value With Premium Commitments	—	(23)
Derivative Fair Value Excluding Impact of Future Settled Premiums	—	2

The table below summarizes the applicable excluded component data as of December 31, 2024:

Type of Excluded Component	Current Fair Value	Recognized Unrealized Gain/Loss	Fair Value Reflected in BACV	Aggregate Amount Owed at Maturity	Current Year Amortization	Remaining Amortization
(in millions)
Time Value	N/A	N/A	N/A
Intrinsic Value	N/A	N/A	N/A
Cross Current Basis Spread	N/A	N/A	N/A
Forward Points	$(64)	$—	$—	$(329)	$(10)	$(302)

The table below summarizes the applicable excluded component data as of December 31, 2023:

Type of Excluded Component	Current Fair Value	Recognized Unrealized Gain/Loss	Fair Value Reflected in BACV	Aggregate Amount Owed at Maturity	Current Year Amortization	Remaining Amortization
(in millions)
Time Value	N/A	N/A	N/A
Intrinsic Value	N/A	N/A	N/A
Cross Current Basis Spread	N/A	N/A	N/A
Forward Points	$(60)	$—	$—	$(330)	$(8)	$(312)

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2024, 2023 AND 2022

9.    INCOME TAXES

The application of SSAP No. 101 requires a company to evaluate the recoverability of deferred tax assets and to establish a valuation allowance if necessary, to reduce the deferred tax asset to an amount which is more likely than not to be realized. Considerable judgment is required in determining whether a valuation allowance is necessary, and if so, the amount of such valuation allowance. In evaluating the need for a valuation allowance the Company considers many factors, including: (1) the nature of the deferred tax assets and liabilities; (2) whether they are ordinary or capital; (3) the timing of their reversal; (4) taxable income in prior carry back years as well as projected taxable earnings, exclusive of reversing temporary differences and carry forwards; (5) the length of time that carryovers can be utilized; (6) unique tax rules that would impact the utilization of the deferred tax assets; and, (7) any tax planning strategies that the Company would employ to avoid a tax benefit from expiring unused. Although the realization is not assured, management believes it is more likely than not that the deferred tax assets, net of valuation allowances, will be realized. The Company has recorded $0.3 million and $0 valuation allowance as of December 31, 2024 and December 31, 2023, respectively. Valuation allowance has been recorded against deferred tax assets related to the branch foreign tax credits. Adjustments to the valuation allowance are made to reflect changes in management’s assessment of the amount of the deferred tax asset that is realizable, and the amount of deferred tax asset actually realized during the year.

9A.     The components of the net deferred tax asset/(liability) (“DTA”/“DTL”) are as follows:

	December 31, 2024			December 31, 2023			Change
	Ordinary	Capital	Total	Ordinary	Capital	Total	Ordinary	Capital	Total
	(in millions)
Gross DTA	$6,255	$239	$6,494	$6,587	$106	$6,693	$(332)	$133	$(199)
Statutory Valuation Allowance Adjustment	—	—	—	—	—	—	—	—	—
Adjusted Gross DTA	6,255	239	6,494	6,587	106	6,693	(332)	133	(199)
DTA Nonadmitted	1,118	118	1,236	1,093	—	1,093	25	118	143
Subtotal (Net Admitted Adjusted Gross DTA)	5,137	121	5,258	5,494	106	5,600	(357)	15	(342)
DTL	3,101	121	3,222	3,341	161	3,502	(240)	(40)	(280)
Net Admitted DTA	$2,036	$—	$2,036	$2,153	$(55)	$2,098	$(117)	$55	$(62)

	December 31, 2024	December 31, 2023
	(in millions)
Change in Net DTA	$81	$(300)
Less: Change in Net DTL on unrealized (gains)/losses	33	54
Less: Shared based payment adjustment	—	—
Less: Other deferred booked to surplus	—	—
Change in net deferred income tax	$48	$(354)

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2024, 2023 AND 2022

The components of the admission calculation are as follows:

	December 31, 2024			December 31, 2023			Change
	Ordinary	Capital	Total	Ordinary	Capital	Total	Ordinary	Capital	Total
Admission Calculation Components - SSAP No. 101	(in millions)
Admitted pursuant to 11.a. (loss carrybacks)	$—	$—	$—	$—	$23	$23	$—	$(23)	$(23)
Admitted pursuant to 11.b. (Realization)	2,036	—	2,036	2,075	—	2,075	(39)	—	(39)
Realization per 11.b.i	3,973	—	3,973	4,211	—	4,211	(238)	—	(238)
Limitation per 11.b.ii			2,036			2,075			(39)
Admitted pursuant to 11.c	3,101	121	3,222	3,419	83	3,502	(318)	38	(280)
Total Admitted pursuant to SSAP No. 101	$5,137	$121	$5,258	$5,494	$106	$5,600	$(357)	$15	$(342)

Additional information used in certain components of the admission calculation are as follows:

	December 31, 2024	December 31, 2023
	Total	Total
ExDTA ACL RBC ratio	($ in millions)
Ratio % used to determine recovery period & threshold limit amount	741.09%	786.29%
Amount of adjusted capital and surplus used to determine recovery period & threshold limit	$19,709	$19,695

	December 31, 2024		December 31, 2023		Change
	Ordinary	Capital	Ordinary	Capital	Ordinary	Capital
Impact of Tax-Planning Strategies	($ in millions)
Determination of adjusted gross deferred tax assets and net admitted deferred tax assets by tax character as a percentage
Adjusted gross DTAs amount from Note 9A	$6,255	$239	$6,587	$106	$(332)	$133
Percentage of adjusted gross DTAs by tax character admitted because of the impact of tax planning strategies attributable to the tax character	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%
Net admitted adjusted gross DTAs amount from Note 9A	5,137	121	5,494	106	(357)	15
Percentage of net admitted adjusted gross DTAs by tax character admitted because of the impact of tax planning strategies attributable to that tax character	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%

The Company's tax-planning strategies do not include the use of reinsurance.

9B.     Deferred tax liabilities not recognized:
There were no deferred tax liabilities that are not recognized.

The Company has no Policyholder surplus account under the Internal Revenue Code.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2024, 2023 AND 2022

9C.     Current income taxes incurred consist of the following major components as of December 31:
Current Income Tax:

				Change	Change
	2024	2023	2022	2024-2023	2023-2022
	(in millions)
Federal	$354	$(42)	$953	$396	$(995)
Foreign	8	4	3	4	1
Subtotal	362	(38)	956	400	(994)
Federal income tax on net realized capital gains (losses)	(255)	(181)	(226)	(74)	45
Capital loss carry-forwards	—	—	—	—	—
Other	—	—	—	—	—
Federal and foreign income taxes incurred	$107	$(219)	$730	$326	$(949)

DTAs Resulting from Book/Tax Differences:

	2024	2023	Change
	(in millions)
Ordinary:
Insurance Reserves	$2,007	$2,043	$(36)
Policyholder Dividends	234	223	11
Deferred Acquisition Costs	461	455	6
Employee Benefits	573	598	(25)
Invested Assets	2,825	3,092	(267)
Nonadmitted Assets	103	120	(17)
Other Deferred Tax Assets	52	56	(4)
Subtotal	6,255	6,587	(332)
Statutory valuation allowance adjustment	—	—	—
Nonadmitted	1,118	1,093	25
Total admitted ordinary DTA	5,137	5,494	(357)
Capital:
Invested Assets – Bonds, Stocks, & Other	37	45	(8)
Unrealized Capital (Gains)/Losses	202	61	141
Subtotal	239	106	133
Statutory valuation allowance adjustment	—	—	—
Nonadmitted	118	—	118
Total admitted capital DTA	121	106	15
Total admitted DTA (Ordinary and Capital)	$5,258	$5,600	$(342)

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2024, 2023 AND 2022

DTLs Resulting from Book/Tax Differences:

	2024	2023	Change
	(in millions)
Ordinary:
Insurance Reserves	$523	$653	$(130)
Invested Assets - Derivatives & Other	2,388	2,609	(221)
Unrealized Capital (Gains)/Losses	157	47	110
Other	33	32	1
Subtotal	3,101	3,341	(240)
Capital:
Invested Assets - Bonds, Stocks, & Other	121	161	(40)
Subtotal	121	161	(40)
Total DTLs	$3,222	$3,502	$(280)

Net DTAs/DTLs	$2,036	$2,098	$(62)

9D.     Analysis of Actual Income Tax Expense
The Company’s income tax expense differs from the amount obtained by applying the statutory rate of 21% to pretax net income for the following reasons at December 31:

				Change	Change
	2024	2023	2022	2024-2023	2023-2022
	(in millions)
Expected federal income tax expense	$122	$158	$(69)	$(36)	$227
Non taxable investment income	(66)	(89)	(95)	23	6
Tax credits (1)	(35)	(44)	(44)	9	—
Items in equity	(60)	82	74	(142)	8
IMR	38	47	(53)	(9)	100
Deferred ceding allowance	60	(16)	211	76	(227)
Sale of subsidiary	—	(16)	113	16	(129)
Prior Period Adjustment - Reserve	—	16	—	(16)	16
Prior year true-up	(3)	(4)	(12)	1	8
Change in law	—	—	—	—	—
Other amounts (1)	3	1	(4)	2	5
Total incurred income tax expense	$59	$135	$121	$(76)	$14

(1) Prior period amounts have been updated to conform to current period presentation.

Non-Taxable Investment Income - This item is primarily related to common stock earnings of subsidiaries and the U.S. Dividends Received Deduction (“DRD”). The DRD reduces the amount of dividend income subject to U.S. tax and accounts for a significant amount of the non-taxable investment income shown in the table above. More specifically, the U.S. DRD constitutes $12 million of the total $66 million of 2024 non-taxable investment income, $22 million of the total $89 million of 2023 non-taxable investment income, and $22 million of the total $95 million of 2022 non-taxable investment income. The DRD for the current period was estimated using information from 2023, current year investment results, and current year’s equity market performance. The actual current year DRD can vary based on factors such as, but not limited to, changes in the amount of dividends received that are eligible for the DRD, changes in the amount of distributions received from fund investments, changes in the account balances of variable life and annuity contracts, and the Company’s taxable income before the DRD. The remaining $54 million of tax benefit for 2024 is driven by $37 million related to common stock earnings of subsidiaries, $6 million of tax-exempt interest, and other adjustments. For 2023, $67 million of tax benefit is driven by $39 million related to common stock earnings of subsidiaries, $11 million of tax-exempt interest, and other adjustments. For 2022, $73 million of tax benefit is driven by $66 million related to common stock earnings of subsidiaries, $16 million of tax-exempt interest, and other adjustments.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2024, 2023 AND 2022

Interest Maintenance Reserve (IMR) - This item is designed to defer realized capital gains & losses that result from the sale of fixed income investments resulting from changes in the overall level of interest rates. Per SSAP No. 7, the gains and losses are amortized into investment income over the expected remaining life of the investments sold. The deferral of the gains for book purposes is not allowed for tax. Therefore, the deferred gain and the corresponding amortization are reversed for tax.

Deferred Ceding Allowance - SSAP 61R requires that any initial gains or increase in surplus resulting from reinsurance agreements be deferred. Recognition of the gain is reflected as earnings emerge from the business reinsured. The deferred gain is recognized for tax purposes on day 1 and subsequent recognition in pre-tax is reversed for tax.

Sale of Subsidiary - This line item represents the inclusion of the taxable gain on sale of PRIAC, PICA's former subsidiary, to EAICA booked to surplus.

Low-Income Housing and Other Tax Credits - These amounts include credits within the U.S. tax code for the development of affordable housing aiming at low-income Americans, as well as foreign tax credits.

Prior Period Adjustment – Reserve - This item relates to the prior period adjustment from an overstatement of Future policy benefits and claims recorded to surplus. Please refer to Note 2 for further details.

9E.     Additional Tax Disclosures
1.The amounts, origination dates and expiration dates of operating loss and tax credit carry forwards available for tax purposes:

At December 31, 2024, the Company had no net operating loss and no tax credit carry forwards.

2.The Company has no income tax incurred as of December 31 2024, 2023, and 2022 that is available for recoupment in the event of future net losses.

3.The aggregate amount of deposits admitted under IRC § 6603 is $0.

9F.     The Company’s liability for income taxes includes the liability for unrecognized tax benefits and interest that relate to tax years still subject to review by the Internal Revenue Service or other taxing authorities. The completion of review or the expiration of the U.S. Federal statute of limitations for a given audit period could result in an adjustment to the liability for income taxes.

The Company’s unrecognized tax benefits were $4 million, $8 million and $8 million for the years ended December 31, 2024, 2023 and 2022, respectively. The Company cannot predict with reasonable accuracy whether there will be any significant changes within the next twelve months to its total unrecognized tax benefits related to tax years for which the statute of limitations has not expired.
The Company classifies all interest and penalties related to tax uncertainties as income tax expense (benefit). In 2024, 2023 and 2022, the Company recognized $0 million, $0 million and $1 million, respectively, in the statement of operations and in the statement of financial positions for tax related interest and penalties.
The tax years that remain subject to examination by the U.S. tax authorities at December 31, 2024 are 2014 through 2024.
The Company participates in the IRS’s Compliance Assurance Program. Under this program, the IRS assigns an examination team to review completed transactions as they occur in order to reach agreement with the Company on how they should be reported in the relevant tax returns. If disagreements arise, accelerated resolutions programs are available to resolve the disagreements in a timely manner.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2024, 2023 AND 2022

9G.    The Company joins in filing a consolidated federal income tax return with its ultimate parent company, PFI. The consolidated companies have executed a written tax allocation agreement, which allocates the tax liability of each company based on their separate return tax liabilities, in accordance with Internal Revenue Code Section 1552(a)(2) and the Treasury Regulations Sections 1.1552-1(a)(2) and 1.1502-33(d)(2)(ii). Members with losses record current tax benefits to the extent such losses are recognized in the consolidated federal tax return. Any company allocated a credit in accordance with these provisions will receive payment for such credit not later than the 31st day of December in the year in which the return is filed.

For purposes of the CAMT, PICA is an applicable reporting entity with a tax allocation agreement exclusion. Thus, the Company will not be subject to any CAMT impact for statutory reporting purposes.

The Company joins in filing a consolidated federal income tax return, which includes the following companies:

AST Investment Services, Inc.	PREI Acquisition II, Inc.
Braeloch Holdings, Inc.	PREI International, Inc.
Braeloch Successor Corporation	Pruco Life Insurance Company (Arizona)
Capital Agricultural Property Services, Inc.	Pruco Life Insurance Company of NJ
Colico II, Inc.	Prudential Annuities Distributors, Inc.
Colico, Inc.	Prudential Annuities Information Services & Technology Corporation
Dryden Arizona Reinsurance Term Company	Prudential Arizona Reinsurance Captive Co.
Gibraltar International Insurance Services Company Inc.	Prudential Arizona Reinsurance Term Company
Gibraltar Universal Life Reinsurance Company	Prudential Arizona Reinsurance Universal Co.
Graham Resources, Inc.	Prudential Financial, Inc. (Parent)
Graham Royalty, Ltd.	Prudential IBH Holdco, Inc.
Lotus Reinsurance Company Ltd.	Prudential International Insurance Holding, Ltd.
New Street Investments Corporation	Prudential Legacy Insurance Company of New Jersey
Orchard Street Acres Inc	Prudential Securities Secured Financing Corporation
PGIM Foreign Investment, Inc.	Prudential Structured Settlement Company
PGIM International Financing Inc	Prudential Term Reinsurance Company
PGIM Private Placement Investors, Inc.	Prudential Trust Company
PGIM Real Estate Finance Holding Company	Prudential Universal Reinsurance Company
PGIM Real Estate Loan Services, Inc.	Prudential Universal Reinsurance Entity Company
PGIM REF Intermediary Services Inc	SMP Holdings, Inc.
PGIM Strategic Investments, Inc.	SVIIT Holdings, Inc.
PGIM Warehouse, Inc.	The Prudential Assigned Settlement Services, Inc.
PGIM, Inc.	The Prudential Home Mortgage Company, Inc.
PGLH of Delaware, Inc.	TRGOAG Company, Inc. (Texas Rio Grande Other Asset Group)
PREI Acquisition I, Inc.	Vantage Casualty Insurance Company
9H.     Repatriation Transition Tax (“RTT”) - The Company recognized $5 million tax expense related to RTT including the $3 million tax benefit related to refinement to provisional estimates recorded in 2018.

The Company is electing to pay the RTT liability under the permitted installments over 8 years. The Company made payments of $1 million, $0.8 million, and $0.4 million in 2024, 2023, and 2022, respectively, and expects to pay $1 million in 2025 to satisfy the RTT liability.
9I.     The Company did not have AMT credit carryforward as of December 31, 2023 or December 31, 2024.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2024, 2023 AND 2022

10.    INFORMATION CONCERNING PARENT, SUBSIDIARIES AND AFFILIATES
10A.     The Company did not have any material transactions, excluding reinsurance and non-insurance transactions, with affiliates for the years ended December 31, 2024 and 2023.
10B.    The Company reported a receivable from parents, subsidiaries and affiliates of $281 million and $235 million at December 31, 2024 and 2023, respectively. The Company reported a payable to parents, subsidiaries and affiliates of $376 million and $89 million at December 31, 2024 and 2023, respectively. Receivables from and payables to parents, subsidiaries and affiliates are reported in “Other assets” and “Other liabilities,” respectively, in the Statutory Statements of Admitted Assets, Liabilities and Capital and Surplus. Intercompany balances are settled in cash, generally within thirty days of the respective reporting date.
10C.    The Company has entered into service agreements with various affiliates. Under these agreements, the Company furnishes services of officers and employees and provides supplies, use of equipment, office space, and makes payment to third parties for general expenses, state and local taxes. The agreements obligate the affiliates to reimburse the Company for the approximate cost of providing such services. The affiliates also furnish similar services to the Company in connection with such agreements.

The Company pays commissions and certain other fees to its affiliate, Prudential Annuities Distributors, Inc. (“PAD”), in consideration for PAD's marketing and underwriting of the Company's products. Commission expenses were $22 million, $3 million and $3 million for the years ended December 31, 2024, 2023 and 2022, respectively.

The Company has a revenue sharing agreement with PGIM Investments LLC (“PGIM Investments”) whereby the Company receives fee income based on policyholders' separate account balances invested in the Prudential Series Fund. Income received from PGIM Investments related to this agreement was $37 million, $32 million and $33 million for the years ended December 31, 2024, 2023 and 2022, respectively.

The Company has a service agreement with PGIM, Inc. whereby PGIM performs investment advisory services. Investment advisory fees paid to PGIM, Inc. from the Company under affiliated agreements were $253 million, $247 million and $272 million for the years ended December 31, 2024, 2023 and 2022, respectively.

The Company, through Prudential's nationwide sales organization ("Prudential Advisors"), earns distribution revenue through a transfer pricing agreement which is intended to reflect a market-based pricing arrangement with its subsidiaries. Distribution revenue earned by the Company was $174 million for the year ended December 31, 2024.

10D.    Investment in Affiliates Sub-1/Sub- 2 Filing
Balance sheet values of SCAs (excluding U.S. insurance SCA entities) and NAIC filing response information as of December 31, 2024:

SCA Entity	Percentage of SCA Ownership	Admitted Amount	Type of NAIC Filing*	Date of Filing to the NAIC	NAIC Valuation Amount	NAIC Disallowed Entities Valuation Method, Resubmission Required (Y/N)	Code**
	($ in millions)
SSAP No. 97 8b(iii) Entities:
Colico II, Inc.	100%	$616	S2	10/18/2024	$573	N	I
Colico, Inc.	100%	2,321	S2	10/18/2024	2,185	N	I
Orchard Street Acres, Inc.	100%	1,605	S2	10/18/2024	1,290	N	I
Prudential Realty Securities, Inc. (Common)	100%	554	S2	10/18/2024	553	N	I
Prudential Realty Securities, Inc. (Preferred)	50%	—	S2	10/18/2024	—	N/A	I
PGIM Loan Originator	73%	227	S2	10/18/2024	227	N	I
Prudential Annuities Distributors, Inc.	100%	26	S2	11/14/2024	26	N	I
New Street Investments Corporation	30%	46	S2	12/26/2024	30	N	I
New Street Investments Cayman Limited	30%	48	S1	6/25/2024	N/A	N	I
Dryden Core Fund MM SER MMMF Core Ultra	—%	42	S2	7/23/2024	46	N	I
AST First Trust Capital Appreciation	—%	—	S2	7/23/2024	—	N	I

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2024, 2023 AND 2022

AST AST Bond Portfolio 2034	7%	1	S2	7/23/2024	1	N	I
AST AST T Rowe Price Fixed Income	—%	—	S2	6/25/2024	—	N	I
AST AST J.P. Morgan Fixed Income C	—%	—	S2	6/25/2024	—	N	I
AST Quantitative Modeling	—%	—	S2	7/23/2024	—	N	I
AST Bond Portfolio	—%	—	S2	6/25/2024	—	N	I
AST Bond Portfolio 2033	10%	—	S2	7/23/2024	—	N	I
AST Bond Portfolio 2031	—%	—	S2	7/23/2024	—	N	I
AST Bond Portfolio 2031	—%	—	S2	7/23/2024	—	N	I
AST Bond Port 2030	—%	—	S2	7/25/2024	—	N	I
AST Bond Portfolio 2028	—%	—	S2	7/25/2024	—	N	I
AST Bond Portfolio 2027	—%	—	S2	7/25/2024	—	N	I
PGIM Strategic Com	—%	—	S2	6/20/2024	—	N	I
PGIM Strategic Com	—%	1	S2	7/25/2024	—	N	I
Prudential Invt Portfolios 5 Com	—%	—	S2	7/22/2024	—	N	I
Prudential Total Rtrn Bond A	—%	—	S2	7/22/2024	—	N	I
Prudential Mid Cap Value Fnd A Rel Value	—%	—	S2	7/22/2024	—	N	I
Prudential Jennison Small Fd A Com	—%	—	S2	7/22/2024	—	N	I
PGIM Strategic Com	—%	—	S2	7/22/2024	—	N	I
Prudential Total Rtrn Bond A Common Stk	—%	—	S2	7/22/2024	—	N	I
AST Bond Portfolio 2035	—%	1	N/A	In Process	N/A	N/A	N/A
Prudential High Yield Fund A Com	—%	—	N/A	In Process	N/A	N/A	N/A
Jennison Value Fund-A	—%	—	N/A	In Process	N/A	N/A	N/A
Jennison US Emerging Growth Com	—%	—	N/A	In Process	N/A	N/A	N/A
Strategic Part PGIM Jennison Glob Eq Inc	—%	—	N/A	In Process	N/A	N/A	N/A
Jennison Health Science A Com	—%	—	N/A	In Process	N/A	N/A	N/A
Total SSAP No. 97 8b(iii) Entities		$5,488			$4,931
* S1 - Sub 1 or S2 - Sub 2
** I - Immaterial

The Company did not have an investment in an insurance SCA for which the statutory capital and surplus differed from the NAIC SAP as a result of using a permitted practice as of December 31, 2024. Please refer to Note 1 for a description of all permitted and prescribed practices.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2024, 2023 AND 2022

11.    NOTES PAYABLE AND OTHER BORROWINGS
11A.     Notes payable and other borrowings consisted of the following as of the dates indicated:

December 31, 2024
Debt Name	Date Issued	Kind of Borrowing	Face Amount	Carrying Value	Rate of Interest	Effective Interest Rate	Collateral Requirements	Interest Paid (Current Year)
($ in millions)
Pru Funding LLC - ST	Various	Cash	$—	$—	5.69% - 5.79%	5.69% - 5.79%	None	$6

1. There was no Accrued Interest as of December 31, 2024.

December 31, 2023
Debt Name	Date Issued	Kind of Borrowing	Face Amount (1)	Carrying Value	Rate of Interest	Effective Interest Rate	Collateral Requirements	Interest Paid (Current Year)
($ in millions)
Pru Funding LLC - LT	06/26/2008	Cash	$—	$—	6.90%	6.90%	None	$4
1. There was no Accrued Interest as of December 31, 2023.

(1) Prior period amounts have been updated to conform to current period presentation. The original face amount reported in the 2023 audited financial statements was $64 million.

There were no scheduled principal repayments on debt as of December 31, 2024.

There are no covenant violations of the above debt. None of the debt was considered to be extinguished by in-substance defeasance prior to the effective date of this statement. Additionally, no assets have been set aside after the effective date of this statement solely for satisfying scheduled payments of a specific obligation. There are no reverse repurchase agreements whose amounts are included as part of the above debt.

11B.     Federal Home Loan Bank and Other Funding Agreements
    The Company maintains a Funding Agreement Notes Issuance Program under which Delaware statutory trusts and a limited liability company issue medium-term notes and/or short-term commercial paper to investors that are secured by funding agreements issued to the trusts and limited liability company by the Company. Under this program, the maximum authorized amount is $15 billion of medium-term notes and $6 billion of commercial paper. The outstanding notes and commercial paper have fixed interest rates that range from 0.0% to 5.6% and original maturities ranging from three months to seven years. Under SAP, the statutory trusts and limited liability company are not consolidated by the Company. Funding agreements which are issued to these entities and secure the notes and commercial paper are included in “Deposit-type contracts.”

The outstanding aggregate principal amount of such notes and commercial paper totaled $5.6 billion as of both December 31, 2024 and 2023. Included in the amounts are the medium-term note liability, which is carried at amortized cost, of $3.5 billion and short-term note liability of $2.1 billion as of both December 31, 2024 and 2023.

The Company is a member of the Federal Home Loan Bank of New York (“FHLBNY”). Membership allows the Company access to the FHLBNY’s financial services, including the ability to obtain collateralized loans and to issue collateralized funding agreements. Under applicable law, the funding agreements issued to the FHLBNY have priority claim status above debt holders of the Company. FHLBNY borrowings and funding agreements are collateralized by qualifying mortgage-related assets or U.S. Treasury securities, the fair value of which must be maintained at certain specified levels relative to outstanding borrowings. FHLBNY membership requires the Company to own member stock and borrowings require the purchase of activity-based stock in an amount equal to 4.5% of outstanding borrowings. Borrowings by the Company from the FHLBNY are limited to a term of 10 years. The FHLBNY may further restrict the term of borrowings by the Company due to changes in an internal FHLBNY credit rating of the Company that is based on financial strength ratings and RBC ratio. Currently there are no restrictions on the term of borrowings from the FHLBNY. All FHLBNY stock purchased

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2024, 2023 AND 2022

by the Company is classified as restricted general account investments within “Other invested assets” and the carrying value of these investments was $142 million and $144 million as of December 31, 2024 and 2023, respectively.

NJDOBI permits the Company to pledge collateral to the FHLBNY in an amount of up to 5% of its prior year-end statutory net admitted assets, excluding separate account assets. Based on the Company’s statutory net admitted assets as of December 31, 2023, the 5% limitation equates to a maximum amount of pledged assets of $7.4 billion and an estimated maximum borrowing capacity (after taking into account required collateralization levels) of approximately $5.9 billion. Nevertheless, FHLBNY borrowings are subject to the FHLBNY's discretion and to the availability of qualifying assets at the Company. As of December 31, 2024, $2.6 billion of funding agreements remain outstanding under this facility with an original maturity of seven years and rates from 1.925% to 4.510%.

The Company had pledged assets with a fair value of $3.6 billion and $3.5 billion supporting aggregate outstanding collateralized advances and collateralized funding agreements as of December 31, 2024 and 2023, respectively. Outstanding funding agreements, totaling $2.6 billion are included in “Deposit-type contracts” as of both December 31, 2024 and 2023. The fair value of qualifying assets that were available to the Company but not pledged amounted to $0.2 billion and $1.1 billion as of December 31, 2024 and 2023, respectively.

FHLBNY Capital Stock
Aggregate Totals:

Debt Name	December 31, 2024	December 31, 2023
	(in millions)
Membership Stock - Class A	$—	$—
Membership Stock - Class B	24	26
Activity Stock	118	118
Excess Stock	—	—
Aggregate Total	$142	$144
Actual or estimated Borrowing Capacity as Determined by the Insurer	$5,928	$6,200

Membership Stock (Class A and B) Eligible and Not Eligible for Redemption:

December 31, 2024
(in millions)
Membership Stock	Current Year	Not eligible for redemption	Eligible for Redemption
			Less than 6 months	6 months to less than 1 year	1 to less than 3 years	3 to 5 years
Class A	$—	$—	$—	$—	$—	$—
Class B	24	—	24	—	—	—

December 31, 2023
(in millions)
Membership Stock	Current Year	Not eligible for redemption	Eligible for Redemption
			Less than 6 months	6 months to less than 1 year	1 to less than 3 years	3 to 5 years
Class A	$—	$—	$—	$—	$—	$—
Class B	26	—	26	—	—	—

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2024, 2023 AND 2022

Collateral Pledged to FHLBNY
Amount Pledged:

	Fair Value	Carrying Value	Aggregate Total Borrowing
	(in millions)
Total Collateral Pledged as of 12/31/2024	$3,583	$2,878	$2,619
Total Collateral Pledged as of 12/31/2023	$3,550	$2,897	$2,619

Maximum Amount Pledged:

	Fair Value	Carrying Value	Amount Borrowed at Time of Maximum Collateral
	(in millions)
Total Collateral Pledged as of 12/31/2024	$3,583	$2,878	$2,619
Total Collateral Pledged as of 12/31/2023	$3,550	$2,897	$2,619

Borrowing from FHLBNY
Amount as of the dates indicated:

	December 31, 2024		December 31, 2023
	Total	Funding Agreements Reserves Established	Total	Funding Agreements Reserves Established
	(in millions)
Debt	$—		$—
Funding Agreements	2,619	2,628	2,619	2,628
Other	—		—
Aggregate Total	$2,619	$2,628	$2,619	$2,628

Maximum Amount during period ended December 31, 2024:

Total
(in millions)
Debt	$—
Funding Agreements	2,619
Other	—
Aggregate Total	$2,619

FHLBNY - Prepayment Obligations as of December 31, 2024:

Does the Company have prepayment obligations under the following arrangements (Y/N)
Debt	N
Funding Agreements	N
Other	N

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2024, 2023 AND 2022

12.    RETIREMENT PLANS, DEFERRED COMPENSATION, POSTEMPLOYMENT BENEFITS AND COMPENSATED ABSENCES AND OTHER POSTRETIREMENT PLANS
12A.    The Company has funded and non-funded non-contributory defined benefit pension plans (“Pension Benefits”), which cover substantially all of its employees. For some employees, benefits are based on final average earnings and length of service (the “traditional formula”), while benefits for other employees are based on an account balance that takes into consideration age, length of service and earnings during their career (the “cash balance formula”). At December 31, 2024, approximately 90% of the Company’s Pension Benefits relate to its domestic qualified pension plan, which initially determined benefits based on the traditional formula. Effective January 1, 2001, active domestic employees covered under this plan were given the option to convert from the traditional formula to the cash balance formula, and all new domestic employees began accruing benefits under the cash balance formula. As of December 31, 2024, approximately 66% and 34% of the benefit obligation under this plan relates to participants under the traditional formula (including all retirees who are receiving an annuity payment) and cash balance formula, respectively. At December 31, 2024, the vast majority of active employees under this plan are accruing benefits under the cash balance formula.
The Company provides certain health care and life insurance benefits for its retired employees, their beneficiaries and covered dependents (“Other Postretirement Benefits”). The health care plan is contributory; the life insurance plan is non-contributory. Substantially all of the Company’s U.S. employees are eligible to receive Other Postretirement Benefits if they retire after age 55 with at least 10 years of service or under certain circumstances after age 50 with at least 20 years of continuous service.

The Company modified the Retiree Medical Savings Account (“RMSA”) program, one of the components of Other Postretirement Benefits, in 2022. The RMSA program is no longer offered to employees hired or rehired on or after January 1, 2022, while active employees no longer receive service credits after September 1, 2022 and retirees no longer receive interest credits after December 31, 2022. In addition, effective January 1, 2023, the Company expanded the permitted uses of the RMSA by retirees and added a 25-year time limit for retirees to utilize the RMSA.

A summary of asset, obligations, and assumptions of the Pension and Other Postretirement Benefit Plans are as follows:

(1)     Change in Benefit Obligation:
Pension Benefits:

	Overfunded		Underfunded
	2024	2023	2024	2023
	(in millions)
Benefit obligation at the beginning of year	$(9,000)	$(8,629)	$(943)	$(1,079)
Service cost	(141)	(124)	(22)	(31)
Interest cost	(465)	(460)	(49)	(58)
Contributions by plan participants	—	—	—	—
Actuarial gain (loss)	299	(294)	14	6
Foreign currency exchange rate changes	—	—	—	—
Benefits paid	692	648	90	103
Plan amendments	—	(120)	—	121
Business combinations, divestitures, curtailment, settlements and special termination benefits	—	(21)	(1)	(5)
Benefit obligation at end of year	$(8,615)	$(9,000)	$(911)	$(943)

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2024, 2023 AND 2022

Postretirement Benefits:

	Overfunded		Underfunded
	2024	2023	2024	2023
	(in millions)
Benefit obligation at the beginning of year	$(966)	$—	$(7)	$(1,305)
Service cost	(4)	(7)	—	—
Interest cost	(47)	(68)	—	(1)
Contributions by plan participants	(20)	(24)	—	—
Actuarial gain (loss)	(34)	(55)	—	1
Foreign currency exchange rate changes	—	—	—	—
Benefits paid	111	192	1	1
Plan amendments	—	298	—	—
Business combinations, divestitures, curtailment, settlements and special termination benefits (1)	—	(1,302)	—	1,297
Benefit obligation at end of year	$(960)	$(966)	$(6)	$(7)

(1) 2023 includes an adjustment to reclass certain benefit obligations from Underfunded to Overfunded.

Special or Contractual Benefits Per SSAP No. 11:

	Overfunded		Underfunded
	2024	2023	2024	2023
	(in millions)
Benefit obligation at the beginning of year	$—	$—	$(42)	$(48)
Service cost	—	—	(45)	(43)
Interest cost	—	—	(2)	(2)
Contributions by plan participants	—	—	(10)	(10)
Actuarial gain (loss)	—	—	4	10
Foreign currency exchange rate changes	—	—	—	—
Benefits paid	—	—	53	51
Plan amendments	—	—	—	—
Business combinations, divestitures, curtailment, settlements and special termination benefits	—	—	—	—
Benefit obligation at end of year	$—	$—	$(42)	$(42)

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2024, 2023 AND 2022

(2)    Change in Plan Assets:

	Pension Benefits		Postretirement Benefits		Special or Contractual Benefits Per SSAP No. 11
	2024	2023	2024	2023	2024	2023
	(in millions)
Fair value of plan assets at the beginning of year	$12,301	$12,174	$1,138	$1,149	$18	$20
Actual return on plan assets	374	775	84	150	1	1
Foreign currency exchange rate changes	—	—	—	—	—	—
Reporting entity contribution	90	103	4	8	40	38
Plan participants’ contributions	—	—	20	24	11	10
Benefits paid	(782)	(751)	(111)	(193)	(53)	(51)
Business combinations, divestitures, settlements	—	—	—	—	—	—
Fair value of plan assets at the end of year	$11,983	$12,301	$1,135	$1,138	$17	$18

(3)    Funded status:

	Pension Benefits		Postretirement Benefits
	2024	2023	2024	2023
	(in millions)
Components
Prepaid benefit costs	$6,099	$6,040	$185	$108
Overfunded plan assets	(2,730)	(2,739)	(10)	64
Accrued benefit cost	(1,244)	(1,260)	(6)	(8)
Liability for benefits	333	317	—	1

Assets and liabilities recognized
Assets (nonadmitted)	3,368	3,301	174	172
Liabilities recognized	(911)	(943)	(6)	(7)
Unrecognized liabilities	—	—	—	—

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2024, 2023 AND 2022

(4)    Net periodic benefit cost included in “Other expenses (benefits)” in the Company’s Statements of Operations and Changes in Capital and Surplus for the period ended December 31 includes the following components:
Components of net periodic benefit cost:

	Pension Benefits			Postretirement Benefits			Special or Contractual Benefits Per SSAP No. 11
	2024	2023	2022	2024	2023	2022	2024	2023	2022
	(in millions)

Service cost	$163	$155	$213	$4	$7	$9	$45	$43	$44
Interest cost	514	519	412	48	69	55	2	2	1
Expected return on plan assets	(891)	(890)	(871)	(73)	(84)	(100)	(1)	(1)	3
Transition asset or obligation	—	—	—	—	—	—	—	—	—
Gains and losses	223	159	160	11	13	8	(4)	(10)	(12)
Prior service cost or credit	5	5	5	(65)	(6)	(7)	—	—	—
Gain or loss recognized due to a settlement or curtailment	1	25	11	—	5	(2)	—	—	—
Total net periodic benefit cost	$15	$(27)	$(70)	$(75)	$4	$(37)	$42	$34	$36

(5)    Amounts in unassigned surplus recognized as components of net periodic benefit cost:

	Pension Benefits		Postretirement Benefits
	2024	2023	2024	2023
	(in millions)
Items not yet recognized as a component of net periodic benefit cost - prior year	$2,928	$2,691	$(87)	$232
Net transition asset or obligation recognized	—	—	—	—
Net prior service cost or credit arising during period	—	(2)	—	(298)
Net prior service cost or credit recognized	(5)	(5)	65	5
Net gain and loss arising during period	205	403	22	(13)
Net gain and loss recognized	(223)	(159)	(11)	(13)
Items not yet recognized as a component of net periodic benefit cost - current year	$2,905	$2,928	$(11)	$(87)

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2024, 2023 AND 2022

(6)    Amounts in unassigned surplus that have not yet been recognized as components of net periodic benefit cost:

	Pension Benefits		Postretirement Benefits
	2024	2023	2024	2023
	(in millions)
Net transition asset or obligation	$—	$—	$—	$—
Net prior service cost or credit	49	53	(268)	(333)
Net recognized gains and losses	2,856	2,875	257	246

(7)    On a weighted-average basis, the following assumptions are used in accounting for the pension plans:

	2024	2023	2022
Weighted-average assumptions used to determine net periodic
benefit cost as of December 31, 2024, 2023 and 2022:
Discount rate	5.30%	5.45%	2.85%
Expected long-term rate of return on plan assets	7.50%	7.50%	6.00%
Rate of compensation increase	6.25%	4.50%	4.50%
Interest crediting rate	4.95%	4.25%	4.25%

Weighted-average assumptions used to determine projected benefit obligations as of December 31, 2024, 2023 and 2022:
Discount rate	5.85%	5.30%	5.45%
Rate of compensation increase	6.25%	6.25%	4.50%
Interest crediting rate	4.35%	4.95%	4.25%

On a weighted-average basis, the following assumptions are used in accounting for the postretirement plans:

The weighted-average assumptions used to determine net periodic benefit cost as of December 31, 2024, 2023 and 2022 are discount rates of 5.20%, 5.55% and 2.75%, respectively, and expected long-term rate of return on plan assets of 6.75%, 7.75% and 7.00%, respectively.

The weighted-average assumptions used to determine accumulated postretirement benefit obligation as of December 31, 2024, 2023 and 2022 are discount rates of 5.70%, 5.20% and 5.55%, respectively.

(8)    The amount of the accumulated benefit obligation for defined benefit pension plans as of December 31, 2024 and 2023, was $8,834 million and $9,235 million, respectively.
(9)    For postretirement benefits other than pensions, the assumed health care cost trend rate(s) used to measure the expected cost of benefits covered by the plan are:

	2024	2023	2022
Health care cost trend rates	7.35%	6.50%	6.00%
Ultimate health care cost trend rate after gradual decrease until 2035	4.75%	4.75%	4.75%

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2024, 2023 AND 2022

(10)    The expected future benefit payments for the Company’s domestic pension and postretirement plans for the years indicated are as follows:

Years	Amount

(in millions)
2025	$1,164
2026	884
2027	906
2028	911
2029	932
2030-2034	4,490

(11)    The Company anticipates that it will make cash contributions in 2025 of $70 million, $10 million and $40 million to the pension, postretirement and the postemployment plans, respectively.
(12)    There were no purchases of annuity contracts in 2024 or 2023.
(13)    The Company does not use an alternative method to amortize prior service amounts or net gains and losses.
(14)    The Company does not have any substantive commitment, such as past practice or a history of regular benefit increases, used as the basis for accounting for the benefit obligation.
(15) For 2024, certain employees were provided special termination benefits under non-qualified plans in the form of unreduced early retirement benefits as a result of their involuntary termination. For 2023, certain employees were provided special termination benefits under non-qualified plans in the form of unreduced early retirement benefits as a result of their involuntary termination while others were provided enhanced benefits due to the Company's organizational restructuring. For 2022, certain employees were provided special termination benefits under non-qualified plans in the form of unreduced early retirement benefits as a result of their involuntary termination while others were provided enhanced benefits due to the sale of the Full Service Retirement business. The cost associated with these benefits for 2024, 2023 and 2022 was $1 million, $30 million and $7 million, respectively.

(16)    There were pension plan amendments of $0 and $2 million in 2024 and 2023, respectively.
There were postretirement plan amendments of $0 and $298 million in 2024 and 2023, respectively.
(17)    Refer to Funded Status disclosure in Note 12A(3).
12B.    The plan fiduciaries for the Company’s pension and postretirement plans have developed guidelines for asset allocations reflecting a percentage of total assets by asset class, which are reviewed on an annual basis. Asset allocation targets as of December 31, 2024 are as follows:

	Pension Investment		Postretirement Investment
	Policy Guidelines		Policy Guidelines
	2024		2024
	Minimum	Maximum	Minimum	Maximum
Asset category
U.S. Stocks	0%	3%	10%	29%
International Stocks	0%	11%	3%	20%
Bonds	51%	70%	6%	77%
Short-Term Investments	0%	11%	0%	24%
Real Estate	3%	19%	0%	0%
Other	8%	41%	0%	0%

The investment goal of the domestic pension plan assets is to generate an above benchmark return on a diversified portfolio of stocks, bonds and other investments. The cash requirements of the pension obligation, which include a traditional formula principally

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2024, 2023 AND 2022

representing payments to annuitants and a cash balance formula that allows lump sum payments and annuity payments, are designed to be met by the bonds and short-term investments in the portfolio.

The investment goal of the domestic postretirement plan assets is to generate an above benchmark return on a diversified portfolio of stocks, bonds, and other investments, while meeting the cash requirements for the postretirement obligation that includes a medical benefit including prescription drugs, a dental benefit, and a life benefit.

The pension and postretirement plans risk management practices include guidelines for asset concentration, credit rating, liquidity and tax efficiency. The fiduciaries of the pension and postretirement plans select investment managers to invest the assets of the plans consistent with each manager's investment mandate. These managers may use derivatives such as futures contracts to reduce transaction costs and change asset concentration and may use interest rate swaps and futures to adjust duration.

To implement the investment strategy, plan assets are invested in funds that primarily invest in securities that correspond to one of the asset categories under the investment guidelines. However, at any point in time, some of the assets in a fund may be of a different nature than the specified asset category.

Assets held with the Company are in either pooled separate accounts or single client separate accounts. Assets held with a bank are either in common/collective trusts or single client trusts. Pooled separate accounts and common/collective trusts hold assets for multiple investors. Each investor owns a “unit of account.” The asset allocation targets above include the underlying asset mix in the Pooled Separate Accounts and Common/Collective Trusts. Single client separate accounts or trusts hold assets for only one investor, the domestic qualified pension plan, and each security in the fund is treated as individually owned.

There were no investments in Prudential Financial Common Stock as of December 31, 2024 and 2023 for either the pension or postretirement plans.

The authoritative guidance around fair value established a framework for measuring fair value. Fair value is disclosed using a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value, as described in Note 20.

The following describes the valuation methodologies used for pension and postretirement plans assets measured at fair value.

Insurance Company Pooled Separate Accounts and Common or Collective Trusts – Insurance company pooled separate accounts are invested via group annuity contracts issued by the Company. Assets are represented by a “unit of account.” The redemption value of those units is based on a per unit value whose value is the result of the accumulated values of underlying investments. The unit of account value is used as a practical expedient to estimate fair value.

Equities - See Note 20, Fair value of assets and liabilities, for a discussion of the valuation methodologies for equity securities.

U.S. Government Securities (both Federal and State & Other), Non–U.S. Government Securities, and Corporate Debt - See Note 20, Fair value of assets and liabilities, for a discussion of the valuation methodologies for fixed maturity securities.

Interest Rate Swaps - See Note 20, Fair value of assets and liabilities, for a discussion of the valuation methodologies for derivative instruments.

Registered Investment Companies (Mutual Funds) - Securities are priced at the net asset values (“NAV”), which is the closing price published by the registered investment company on the reporting date.

Short-term Investments - Securities are valued initially at cost and thereafter adjusted for amortization of any discount or premium (i.e., amortized cost). Amortized cost approximates fair value.

Partnerships - The value of interests owned in partnerships is based on valuations of the underlying investments that include private placements, structured debt, real estate, equities, fixed maturities, commodities and other investments.

Hedge Funds - The value of interests in hedge funds is based on the underlying investments that include equities, debt and other investments.

Variable Life Insurance Policies - These assets are held in group and individual variable life insurance policies issued by the Company. Group policies are invested in Insurance Company Pooled Separate Accounts. Individual policies are invested in Registered Investment Companies (Mutual Funds). The value of interest in these policies is the cash surrender value of the policies based on the underlying investments. The variable life insurance policies are valued at contract value which approximates fair value.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2024, 2023 AND 2022

12C.
(1)    Fair Value Measurements of Pension Plan Assets as of December 31, 2024:

	Level 1	Level 2	Level 3	Total
	(in millions)
Bonds:
U.S. government securities (federal):
Mortgage-backed	$—	$—	$—	$—
Other U.S. government securities	—	918	—	918
U.S. government securities (state & other)	—	273	—	273
Non U.S. government securities	—	14	—	14
Corporate Debt:
Corporate bonds	—	1,904	6	1,910
Asset-backed	—	560	—	560
Collateralized mortgage obligations	—	453	—	453
Collateralized loan obligation	—	23	—	23
Interest rate swaps (1)	—	(11)	—	(11)
Registered investment companies	44	—	—	44
Common stock	20	—	—	20
Other (2)	22	1	30	53
Subtotal-Bonds	86	4,135	36	4,257
Real Estate:
Partnerships	—	—	770	770
Other:
Partnerships	—	—	2,436	2,436
Hedge funds	—	—	1,685	1,685
Subtotal-Other	—	—	4,121	4,121
Net assets in the fair value hierarchy	$86	$4,135	$4,927	$9,148

Investments Measured at Net Asset Value, as a practical expedient (3)
Pooled separate accounts				2,078
Common/collective trusts				756
Net assets at fair value				$11,982

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2024, 2023 AND 2022

Fair Value Measurements of Pension Plan Assets as of December 31, 2023:

	Level 1	Level 2	Level 3	Total
	(in millions)
Bonds:
U.S. government securities (federal):
Mortgage-backed	$—	$—	$—	$—
Other U.S. government securities	—	536	—	536
U.S. government securities (state & other)	—	365	—	365
Non U.S. government securities	—	16	—	16
Corporate Debt:
Corporate bonds	—	2,350	8	2,358
Asset-backed	—	66	—	66
Collateralized mortgage obligations	—	447	—	447
Collateralized loan obligation	—	549	—	549
Interest rate swaps (1)	—	5	—	5
Registered investment companies	110	—	—	110
Common Stock	20	—	—	20
Other (2)	64	(6)	82	140
Subtotal-Bonds	194	4,328	90	4,612
Real Estate:
Partnerships	—	—	942	942
Other:
Partnerships	—	—	2,142	2,142
Hedge funds	—	—	1,495	1,495
Subtotal-Other	—	—	3,637	3,637
Net assets in the fair value hierarchy	$194	$4,328	$4,669	$9,191

Investments Measured at Net Asset Value, as a practical expedient (3)
Pooled separate accounts				2,202
Common/collective trusts				907
Net assets at fair value				$12,300

1.Interest rate swaps notional amount is $1,227 million as of both December 31, 2024 and 2023.
2.This category primarily consists of cash and cash equivalents, short term investments, payables and receivables and open future contract positions (including fixed income collateral).
3.The pension plan excludes from the fair value hierarchy investments that are measured at NAV per share (or its equivalent) as a practical expedient to estimate fair value U.S. equities totaled $37 million and $63 million at December 31, 2024 and 2023, respectively. International equities totaled $156 million and $207 million at December 31, 2024 and 2023, respectively. Fixed maturities totaled $2,077 million and $2,150 million at December 31, 2024 and 2023, respectively. Short-term investments totaled $55 million and $63 million at December 31, 2024 and 2023, respectively. Real estate totaled $510 million and $626 million at December 31, 2024 and 2023, respectively.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2024, 2023 AND 2022

(2)    Fair Value Measurements of Postretirement Plan Assets as of December 31, 2024:

	Level 1	Level 2	Level 3	Total
	(in millions)
Short Term Investments:
Registered investment companies	$44	$—	$—	$44
Net assets in the fair value hierarchy	$44	$—	$—	$44

Investments Measured at Net Asset Value, as a practical expedient (1)
Common/collective trusts				148
Net assets at fair value				192
Variable life insurance policies at contract value				943
Total net assets				$1,135

Fair Value Measurements of Postretirement Plan Assets as of December 31, 2023:

	Level 1	Level 2	Level 3	Total
	(in millions)
Short Term Investments:
Registered investment companies	$39	$—	$—	$39
Net assets in the fair value hierarchy	$39	$—	$—	$39

Investments Measured at Net Asset Value, as a practical expedient (1)
Common/collective trusts				162
Net assets at fair value				201
Variable life insurance policies at contract value				937
Total net assets				$1,138

1.The postretirement plan excludes from the fair value hierarchy investments that are measured at NAV per share (or its equivalent) as a practical expedient to estimate fair value and Variable Life Insurance Policies valued at contract value. U.S. equities totaled $192 million and $351 million at December 31, 2024 and 2023, respectively. International equities totaled $99 million and $88 million at December 31, 2024 and 2023, respectively. Fixed maturities totaled $652 million and $660 million at December 31, 2024 and 2023, respectively.

12D.    The domestic discount rate used to value the pension and postretirement obligations at December 31, 2024 and 2023 is based upon the value of a portfolio of Aa-rated investments whose cash flows would be available to pay the benefit obligation’s cash flows when due. The portfolio is selected from a compilation of approximately 885 Aa-rated bonds across the full range of maturities. Since bond ratings and yields can vary widely at each maturity point, the Company uses an average bond rating and excludes bonds with unusually high or low yields, so as to avoid relying on bonds that might be mispriced or misrated. The Aa-rated portfolio is then selected and, accordingly, its value is a measure of the benefit obligation. A single equivalent discount rate is calculated to equate the value of the Aa-rated portfolio to the cash flows for the benefit obligation. The result is rounded to the nearest 5 basis points and the benefit obligation is recalculated using the rounded discount rate.

The pension and postretirement expected long-term rates of return on plan assets for 2024 were determined based upon an approach that considered the allocation of plan assets as of December 31, 2023. Expected returns are estimated by asset class as noted in the discussion of investment policies and strategies below. Expected returns on asset classes are developed using a building-block approach that is forward looking and are not strictly based upon historical returns. The building blocks for equity returns include inflation, real return, a term premium, an equity risk premium, capital appreciation, expenses, the effect of active management and the effect of rebalancing.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2024, 2023 AND 2022

The building blocks for fixed maturity returns include inflation, real return, a term premium, credit spread, capital appreciation, effect of active management, expenses and the effect of rebalancing.
The Company applied the same approach to the determination of the expected rate of return on plan assets in 2025. The expected rate of return for 2025 is 8.00% and 6.50% for pension and postretirement, respectively.

12E.    The Company sponsors voluntary savings plans for employees (401(k) plans). The plans provide for salary reduction contributions by employees and matching contributions/(benefits) by the Company of up to 4% of annual salary for 2024, 2023 and 2022. The matching contributions by the Company included in “Other expenses (benefits)” are $87 million, $79 million and $77 million for 2024, 2023 and 2022, respectively.

12F.    The Company does not participate in multiemployer pension or postretirement benefit plans.

12G.    The Company does not participate in pension or postretirement benefit plans sponsored by an affiliated consolidated/holding company.

12H.     Postretirement benefits are accounted for in accordance with prescribed NAIC policy.

12I.    The Impact of Medicare Modernization Act on Postretirement Benefits is not applicable.
Disclosure of Gross Other Postretirement Benefit Payments:

Years	Other Postretirement Benefits
(in millions)
2025	126
2026	125
2027	121
2028	111
2029	103
2030-2034	385
Total	$971

12J.    Share Based Payments
Employees participate in share based payment awards sponsored by Prudential Financial for which the Company has no legal obligation. Prudential Financial issued stock-based compensation awards to employees of the Company, including stock options, restricted stock units, restricted stock awards, performance shares and performance units, under a plan authorized by Prudential Financial’s Board of Directors.

Prudential Financial recognizes the cost resulting from all share-based payments in the financial statements in accordance with the authoritative guidance on accounting for stock based compensation and applies the fair value based measurement method in accounting for share-based payment transactions with employees except for equity instruments held by employee share ownership plans.

The results of operations of the Company for the years ended December 31, 2024, 2023 and 2022, include allocated costs of $113 million, $104 million and $90 million, respectively, associated with employee restricted stock units and performance shares issued by Prudential Financial to certain employees of the Company.

13.    CAPITAL AND SURPLUS, SHAREHOLDERS' DIVIDENDS RESTRICTIONS AND QUASI-REORGANIZATIONS
(A)    The Company has 500,000 shares authorized, issued, and outstanding with a total par value of $2.5 million at December 31, 2024. All outstanding shares of the Company’s common stock are held by Prudential Financial, Inc.
(B)    New Jersey insurance law provides that dividends or distributions may be declared or paid by the Company without prior regulatory approval only from unassigned surplus, as determined pursuant to statutory accounting principles, less unrealized capital gains and certain other adjustments. In addition, the Company must obtain approval from the New Jersey insurance regulator prior to paying a dividend if the dividend, together with other dividends or distributions made within the preceding twelve months, will exceed greater than 10% of the Company’s surplus or net gain from operations as of the preceding

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2024, 2023 AND 2022

December 31. As of December 31, 2024, the Company’s statutory surplus was $15,790 million. For the year ended, December 31, 2024, the Company’s net gain from operations was $1,422 million.
In February 2025, the Company received approval from the Department to record a $220 million payable as of December 31, 2024, for a capital contribution to its insurance subsidiary, PLAZ. The capital contribution was received by PLAZ prior to March 1, 2025.

In 2024, the Company received dividends of $16 million from its insurance subsidiary, PLIC.
In December 2024, the Company received a capital contribution of $2,000 million from its parent, PFI, which in turn was passed through to the captives.

In December 2024, the Company made a capital contribution of $416 million to its insurance subsidiary, PLAZ, in the form of invested assets.

In December 2024, the Company received a capital contribution of $21 million from its parent, PFI.

In December 2024, the Company paid a dividend of $900 million to its parent, PFI, of which $822 million was an extraordinary dividend and $78 million was an ordinary dividend. The dividend was recorded as dividend to stockholders. The extraordinary dividend was approved by the State of New Jersey.
In September 2024, the Company received a capital contribution of $107 million from its parent, PFI.
In June 2024, the Company received a $550 million return of capital from its insurance subsidiary, PLAZ.
In June 2024, the Company paid an extraordinary dividend of $400 million to its parent, PFI. The dividend was recorded as dividend to stockholders.
In March 2024, the Company received a capital contribution of $796 million from its parent, PFI, which in turn was passed through to a captive.
In March 2024, the Company paid an extraordinary dividend of $250 million to its parent, PFI. The dividend was recorded as dividend to stockholders.
In 2023, the Company received dividends of $62 million from its insurance subsidiary, PLIC.
In December 2023, the Company received a $450 million return of capital from its insurance subsidiary, PLAZ.
In December 2023, the Company received a $18 million capital contribution from its parent, PFI, in the form of state tax credits. The Company, in turn, contributed $7 million of state tax credits to its insurance subsidiary, PLAZ.
In December 2023, the Company received a capital contribution of $200 million from its parent, PFI.
In December 2023, the Company paid an extraordinary dividend of $1,350 million to its parent, PFI. The dividend was recorded as dividend to stockholders.
In September 2023, the Company paid an ordinary dividend of $950 million to its parent, PFI. The dividend was recorded as dividend to stockholders.
In September 2023, the Company received a $650 million return of capital from its insurance subsidiary, PLAZ.
In June 2023, the Company paid an ordinary dividend of $800 million to its parent, PFI. The dividend was recorded as dividend to stockholders.
In June 2023, the Company received a $300 million return of capital from its insurance subsidiary, PLAZ.
In June 2023, the Company received a capital contribution of $370 million from its parent, PFI.
In March 2023, the Company received a capital contribution of $165 million from its parent, PFI.
In February 2023, the Company received approval from the Department to record a $405 million payable as of December 31, 2022, for a capital contribution to its insurance subsidiary, PLAZ. The capital contribution was received by PLAZ prior to March 1, 2023.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2024, 2023 AND 2022

In December 2022, the Company received a capital contribution of $430 million from its parent, PFI, including the transfer of Prudential Annuities, Inc. ("PAI") in the form of common stock. PAI was subsequently liquidated, at which time the Company assumed $183 million in underlying admitted assets. Deferred tax assets of $242 million and common stock of $5 million was nonadmitted to comply with Statutory requirements.
In 2022, the Company received dividends of $62 million from its insurance subsidiary, PLIC.
In September 2022, the Company received a capital contribution of $1 billion from its parent, PFI.
In June 2022, the Company recorded a reduction to paid in capital of $500 million for the elimination of a K-note. The Company, in turn, reduced its holdings in PRIAC, a former subsidiary, through common stock.
In June 2022, the Company received a capital contribution of $19 million from its parent, PFI.
In April 2022, the Company paid a dividend of $2.4 billion to its parent, PFI, of which $1.7 billion was an extraordinary dividend and $0.7 million was an ordinary dividend. The dividend was recorded as dividend to stockholders. The extraordinary dividend was approved by the State of New Jersey.
In March 2022, the Company received a $17 million capital contribution from its parent, PFI, in the form of state tax credits. The Company, in turn, contributed $7 million of state tax credits to its insurance subsidiary, PLAZ.
In February 2022, the Company contributed its $140 million investment in a former subsidiary, Lotus Re, to its parent, PFI. This transaction was recorded as a dividend to stockholders.
(C)    The portion of profits on participating policies and contracts is limited pursuant to N.J.S.A. 17B:18-46. The limitations would not restrict the Company’s ability to pay a dividend.
(D)    Unassigned funds are held for the corporate purposes of the Company. In addition, the Company maintains special surplus funds as part of its surplus to meet special requirements of various states.
(E)    In conjunction with the adoption of temporary relief on net negative (disallowed) IMR under INT No. 23-01, the Company has admitted $1.4 billion in negative IMR on the general account which was recorded as "Special surplus fund" on the Statement of Admitted Assets, Liabilities and Capital and Surplus.
In accordance with the requirements of the various states, a special surplus fund has been established for contingency reserves of $185 million as of both December 31, 2024 and 2023.
(F)    The portion of unassigned funds (surplus) represented by cumulative unrealized gains and losses was ($270) million and $2.1 billion as of December 31, 2024 and 2023, respectively. The portion of unassigned funds (surplus) reduced by nonadmitted assets were $5,631 million and $5,265 million as of December 31, 2024 and 2023, respectively.
(G)    The following table provides information relating to the outstanding surplus notes as of December 31, 2024:

Item Number	Date Issued	Interest Rate	Original Issue Amount of Note	Is Surplus Note Holder a Related Party (Y/N)	Carrying Value of Note Prior Year	Carrying Value of Note Current Year	Unapproved Interest And/Or Principal
($ in millions)
1	7/1/1995	8.30%	$350	N	$349	$350	$15
Totals			$350		$349	$350	$15

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2024, 2023 AND 2022

Item Number	Current Year Interest Expense Recognized	Life to Date Interest Expense Recognized	Current Year Interest Offset Percentage (not including amounts paid to a 3rd party liquidity provider)	Current Year Principal Paid	Life to Date Principal Paid	Date of Maturity
($ in millions)
1	$29	$845	—%	$—	$—	7/1/2025
Totals	$29	$845		$—	$—

Item Number	Are Surplus payments contractually linked? (Y/N)	Surplus Note payments subject to administrative offsetting provisions? (Y/N)	Were Surplus Note proceeds used to purchase an asset directly from the holder of the surplus note? (Y/N)	Is Asset Issuer a Related Party (Y/N)	Type of Assets Received Upon Issuance
1	N	N	N	N	Cash

Item Number	Principal Amount of assets received upon issuance	Book/Adjusted Carry Value of Assets	Is Liquidity Source a Related Party to the Surplus Note Issuer (Y/N)
($ in millions)
1	$338	$338	N
Totals	$338	$338

The surplus notes in the aggregate principal amount of $350 million listed in the table above were distributed pursuant to Rule 144A under the Securities Act of 1933, underwritten by Goldman, Sachs & Co., CS First Boston, Merrill Lynch & Co., J.P. Morgan Securities Inc., and Prudential Securities Incorporated, an affiliate, pursuant to SSAP 25, and are administered by the Company as a registrar/paying agent. Under the agreement with external counterparties, the Company received cash proceeds from qualified institutional investors in exchange for the surplus note.
The surplus notes are subordinate in right of payment to policy claims, prior claims, and senior indebtedness. The surplus notes have the following restrictions on payment.
Each payment of principal and interest on the surplus notes may be made only with the prior written approval of the Commissioner, for which approval will only be granted if, in the judgment of the Commissioner, the then current and projected financial condition of the Company warrants such payment. In addition, pursuant to applicable New Jersey law, any payment of principal or interest on the surplus notes may be only out of surplus, earnings, or profits of the Company.
If these conditions to payment are not met, the applicable scheduled maturity date or scheduled interest payment date will be extended until such time, if any, at which conditions are met. Interest will continue to accrue on any unpaid principal amount of the surplus notes during the period of any such extension. Interest will not accrue on interest.
Effective January 1, 2015, the Company entered into a reinsurance agreement with Prudential Legacy Insurance Company (“PLIC”, “Reinsurer”), in which the Company reinsured substantially all of the outstanding liabilities of the Closed Block into a newly established statutory guaranteed separate account. The following information describes the financing arrangement between the Reinsurer and the external counterparties.

The Reinsurer issued a surplus note in the aggregate principal amount of $100 million on November 20, 2019 pursuant to, and is made subject to the terms of, the Amended and Restated Surplus Note Purchase Agreement, dated August 1, 2019, by and between the Reinsurer, the issuer, and Essex LLC, an affiliate. In March 2020, the Reinsurer executed an increase of outstanding notes by $800 million resulting in cumulative outstanding notes of $900 million. Under the agreement with external counterparties, the Reinsurer received credit-linked notes issued by Essex LLC in exchange for the surplus note. On December 30, 2020, the Reinsurer executed a principal redemption in the amount of $500 million and subsequently executed another principal redemption in the amount of $300 million on March 30, 2021. Under the agreement with external counterparties the Company, the issuer, redeemed credit-linked notes issued by Essex LLC, an affiliate. In December 2022, the Reinsurer executed an increase of outstanding notes by $200 million. Under the agreement with external counterparties, the

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2024, 2023 AND 2022

Reinsurer received a $200 million increase in credit-linked notes issued by Essex LLC in exchange for the increase in surplus notes. As of December 31, 2024, $300 million of these notes remain outstanding. The Reinsurer can redeem the principal amount of the outstanding credit-linked notes for cash upon the occurrence of, and in an amount necessary to remedy, a specified liquidity stress event. Upon such event, the surplus note issuer would monetize the amount of credit-linked notes equal to the amount needed to cure the triggering event which would be provided by external counterparties. At this point, the outstanding principal on the asset would be less than the outstanding principal on the surplus note outstanding. Under the agreements, the external counterparties have agreed to fund any such payments under the credit-linked notes in return for the receipt of fees.

Under these transactions, because valid rights of set-off exist, interest payments on the surplus notes and on the credit-linked notes are settled on a net basis. As of December 31, 2024, 100% of interest payments are offset solely due to administrative offsetting. Administrative offsetting occurs throughout the duration of the surplus note agreement which eliminates or reduces the exchange of cash or assets that would normally occur. As of December 31, 2024, $59 million of interest payments have been remitted.

Assets purchased from the proceeds of the surplus notes were credit-linked notes with an NAIC designation of 1. The book adjusted carrying value of these assets are $300 million as of December 31, 2024. The fair value of the credit-linked notes received is the greater of a liquidity event price, optional prepayment price, or sale price. Given that there is a disposition option under which the credit-linked notes provide liquidity for their full par price, the carrying value is deemed to approximate the fair value.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2024, 2023 AND 2022

14.    CONTINGENCIES
14A.     Contingent Commitments

In accordance with SSAP No. 5R, “Liabilities, Contingencies and Impairments of Assets” (“SSAP No. 5R”), the following provides detailed information regarding each of the Company’s guarantee agreements, including the nature of the guarantee, the ultimate impact to the financial statements, the current status of the payment or performance risk, the maximum potential of future payments that could be required, the current carrying value of the liability, and the nature of any recourse provisions. In addition, the table following the descriptions summarizes key information about each guarantee.
1)On March 18, 1982, the Company has entered into a support agreement with Prudential Funding, LLC (“Pru Funding”), a wholly owned, non-insurance subsidiary, pursuant to which the Company has agreed to cause Pru Funding to maintain, at all times, tangible net worth (including subordinated debt) of at least $1. As of December 31, 2024 and 2023, the tangible net worth of Pru Funding was $44 million and $42 million, respectively. There are no recourse provisions that enable recovery from a third party, nor are there any assets held as collateral that can be liquidated to cover amounts paid under the support agreement.

2)On September 14, 2010, the Company entered into a yield maintenance agreement, pursuant to which the Company agreed to provide an unaffiliated third party (a “purchaser”) with a minimum rate of return on a portfolio of real estate investments acquired by the purchaser from Washington Street. There is currently no contingent liability recorded as of December 31, 2024, however, the Company continues to assess for any potential exposure. There are no recourse provisions that enable recovery from a third party, nor are there any assets held as collateral that can be liquidated to cover amounts paid under the agreement.

3)On December 13, 2005, the Company entered into a support agreement with Pruco Securities, LLC (“Pruco Securities”), a wholly owned, non-insurance subsidiary, pursuant to which the Company agreed to cause Pruco Securities to maintain, at all times, (A) a minimum net capital equal to the greater of $250 thousand or six and two-thirds percent of aggregate indebtedness and (B) a ratio of aggregate indebtedness to net capital of less than or equal to 15:1; provided that the Company’s obligations under the support agreement are limited to an aggregate amount of $10 million. As of December 31, 2024 and 2023, the net capital of Pruco Securities was $109 million and $101 million, respectively. There are no recourse provisions that enable recovery from a third party, nor are there any assets held as collateral that can be liquidated to cover amounts paid under the support agreement.

4)Prudential Assigned Settlement Services Corporation (“PASS Corp”), a wholly owned, non-insurance subsidiary of the Company, participates in the structured settlement annuity market by assuming third party payment obligations to injured parties (“claimants”) pursuant to assignment agreements. The Company guarantees the payment obligations of PASS Corp owing to claimants under these assignment agreements. PASS Corp purchases annuity contracts from the Company and uses such annuity contracts to fund its payment obligations under the assignment agreements. The Company has recognized all obligations related to PASS Corp’s assignment agreements in its own reserves. There are no current remaining policyholder obligations held by PASS Corp related to assignment agreements. There are no recourse provisions that enable recovery from a third party, nor are there any assets held as collateral that can be liquidated to cover amounts paid under the guarantees.

5)Prudential Structured Settlement Company (“PSSC”), a wholly owned, non-insurance subsidiary of the Company, participates in the structured settlement annuity market by assuming third party payment obligations to claimants pursuant to assignment agreements or by assuming obligations under previously executed assignment agreements. The Company guarantees the payment obligations of PSSC owing to claimants under these assignment agreements. PSSC purchases annuity contracts from the Company and uses such annuity contracts to fund its payment obligations under the assignment agreements. The Company has recognized all obligations related to PSSC’s assignment agreements in its own reserves. There are no current remaining obligations held by PSSC related to assignment agreements. There are no recourse provisions that enable recovery from a third party, nor are there any assets held as collateral that can be liquidated to cover amounts paid under the guarantees.

6)The Company's Employee Retirement Income Security Act ("ERISA"), Separate Accounts are managed by the following affiliates: PGIM Holding Company, LLC and each of its subsidiaries (collectively, the "Advisor Affiliates"). Under ERISA guidelines, the Advisor Affiliates are required to obtain a financial performance bond to protect the plan assets from loss due to fraud or dishonesty. In lieu of purchasing an external financial performance bond, the Company has provided a guarantee to the Advisor Affiliates to protect the plan assets from any loss due to fraud or dishonesty. The guarantee creates no additional risk to the Company from loss or fraud since the Company would retain the same risk under ERISA's fiduciary standards.

7)E. 22nd Street SSGA Venture LLC is a directly owned real estate investment of the Company. The Company has issued a guarantee in relation to the acquisition of this real estate investment. The guarantee is issued to the senior mortgage lender, PLAZ. The guarantee relates to events such as fraud or malicious conduct, and indemnification for any environmental claims/losses. The property was sold and the loan was paid in full in October 2024. The Hold Harmless and Indemnity Agreement was satisfied as the

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2024, 2023 AND 2022

loan was paid in full. However, the Environmental and ERISA Indemnity Agreement and Recourse Liabilities Guaranty remains in effect until October 2026. The Company’s maximum potential exposure under this guarantee is $225 million.

8)The Company is the sole member of GA JHCII, LLC. GA JHCII, LLC has issued a guarantee in relation to John Hancock Center, a real estate investment directly owned by GA JHCII, LLC. The guarantee is issued to the senior mortgage lenders, JP Morgan Chase. The guarantee relates to events such as fraud or malicious misconduct, and indemnification for any environmental claims/losses. The term of the guarantee coincides with the term of the mortgage, which has a debt maturity of June 22, 2025. The maximum exposure is $1 billion as of December 31, 2024.

9)PLIC, a wholly owned subsidiary of the Company, enters into securities repurchase transactions pursuant to which PLIC transfers securities to third parties and receives cash as collateral, which it invests. The Company guarantees the obligations of PLIC to certain of PLIC’s counterparties under these transactions in the event of PLIC’s non-performance. The amount of the guarantee is equal to the notional amount of guaranteed transaction, which was $1.7 billion as of December 31, 2024, and there is not a contractual limit on PLIC’s repurchase agreement transactions. The guarantee will remain in effect as long as PLIC has outstanding guaranteed obligations.

10)The Company has entered into a joint venture agreement relating to Pramerica Fosun Life Insurance Co., Ltd. (the “Fosun JV”) with its joint venture partner setting out their respective rights and obligations with respect to the Fosun JV. Pursuant to the joint venture agreement, the Company and its joint venture partner have agreed to contribute additional capital to the Fosun JV, based on their respective ownership percentages in the Fosun JV, if (i) the Fosun JV’s solvency margin ratio falls below the minimum ratio required by applicable law or regulation (or additional capital is otherwise required to comply with applicable laws or regulatory requirements) or a higher ratio agreed upon by the parties or (ii) an increase in the Fosun JV’s capital is unanimously agreed upon by the Board of Directors of the Fosun JV. There are no recourse provisions that enable recovery from a third party, nor are there any assets held as collateral that can be liquidated to cover amounts paid under such provisions of the joint venture agreement. The Company does not expect to make any payments on this guarantee and is not carrying any liabilities associated with the guarantee.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2024, 2023 AND 2022

#	Guarantees and key attributes	Current CV of liability obligations under guarantee (including amount recognized at inception)	Financial statement line impacted if action under guarantee required	Max amount of future potential guarantee payments (undiscounted)	Current status of payment or performance risk of guarantee
($ in millions)
1	Guarantee that the net worth of Pru Funding is not less than $1.00	(a)	Other Invested Assets, Page 3	(b)	No payments required since inception.
2	Guarantee payments by Washington Street to purchaser based on a minimum rate of return on a portfolio related to real estate	(a)	Other Invested Assets, Page 3	$—	No payments required since inception.
3	Guarantee the minimum net capital and a ratio of aggregate indebtedness to net capital of Pruco Securities	(a)	Other Invested Assets, Page 3	$—	The maximum amount payable under the guarantee agreement was paid to Pruco Securities during 2015 for $10 million.
4	Guarantee obligations to PASS Corp’s claimants	(a)	Other Expenses (Benefits), Page 4	(c)	No payments required since inception.
5	Guarantee obligations to PSSC’s claimants	(a)	Other Expenses (Benefits), Page 4	(c)	No payments required since inception.
6	Guarantee protection against certain losses from theft or other criminal misconduct of plan assets under the Company’s ERISA Separate Accounts	(d)	Separate Accounts Liability, Page 3	(b)	No payments required since inception.
7	Guarantee related to E. 22nd Street SSGA Venture LLC	$—	Other Invested Assets, Page 3	$225	No payments required since inception.
8	Guarantee related to acquisition of John Hancock real estate investment	(a)	Real Estate, Page 3	$1,000	No payments required since inception.
9	Guarantee related to Prudential Legacy Insurance Company	(a)	Common Stock, Page 3	$1,726	No payments required since inception.
10	Guarantee related to Pramerica Fosun Life Insurance Co., Ltd	$—	Other Invested Assets, Page 3	(b)	No payments required since inception.

(a) Liability recognition not required for guarantees made on behalf of wholly owned insurance or non-insurance subsidiaries.
(b) No limitation on the maximum potential future payments under guarantee.
(c) No current remaining obligations are held by the supported entity related to assignment agreements.
(d) The separate account is not a separate legal entity from the Company.

	2024	2023
	(in millions)
Aggregate maximum potential future payments of all guarantees (undiscounted) that the Company could be required to make as of December 31:	$2,951	$2,999
Current liability recognized in financial statements as of December 31:
Noncontingent liabilities	—	—
Contingent liabilities	—	—
Financial statement impact as of December 31, if action under Guarantee is required:
Investments in Affiliated Other Invested Assets and Common Stock	2,951	2,999
Dividends to stockholders (capital contribution)	—	—
Expense	—	—
Other	—	—
Total	$2,951	$2,999

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2024, 2023 AND 2022

14B.     Assessments
In 1991, the Company established a liability for guaranty fund assessments as a result of the Executive Life Insurance Company (“ELIC”), insolvency. In 2007, the Company also established a guaranty fund assessment liability related to Executive Life Insurance Company of New York (“ELNY”). In 2010, the Company established a guaranty fund assessment liability related to Penn Treaty Network America Insurance Company (“Penn Treaty”). In 2011, the Company established a guaranty fund assessment liability related to Lincoln Memorial Life Insurance Company. In 2024, the Company established a guaranty fund assessment liability related to the Colorado Bankers Life Insurance Company and Bankers Life Insurance Company. The assessments are expected to be paid out over a number of years. As of December 31, 2024 and 2023, the total amount of the liability related to guaranty fund assessments was $23 million and $25 million, respectively. As of December 31, 2024 and 2023, the Company also held a related asset of $53 million and $31 million, respectively, for premium tax credits associated with the guaranty fund assessments. Premium tax credits are generally expected to be realized over a similar time period as the assessment liability but will vary by state, which can affect the available amounts and duration. Penn Treaty is an entity that wrote long-term care contracts. The liability and related asset for premium tax credits held related to the Penn Treaty insolvency does not have a material financial effect for the Company. Periodically as new information becomes available, the Company revises its estimates for both the guaranty fund assessment liability and the related asset.

(in millions)
Assets recognized from paid and accrued premium tax offsets as of December 31, 2023	$31
Decreases in December 31, 2024:
Adjustments in premium tax offsets	1
Increases in December 31, 2024:
Additional premium tax offsets applied	23
Assets recognized from paid and accrued premium tax offsets as of December 31, 2024	$53

14C.     Claims Related Extra Contractual Obligations and Bad Faith Losses Stemming from Lawsuits
The Company paid $17 million for the year ended December 31, 2024, to settle less than 50 claims related to extra contractual obligations and bad faith losses stemming from lawsuits.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2024, 2023 AND 2022

14D.         Other Contingencies

The Company is subject to legal and regulatory actions in the ordinary course of its businesses. Pending legal and regulatory actions include proceedings related to aspects of the Company's businesses and operations that are specific to it and proceedings that are typical of the businesses in which it operates, including in both cases businesses that have either been divested or placed in wind-down status. Some of these proceedings have been brought on behalf of various alleged classes of complainants. In certain of these matters, the plaintiffs are seeking large and/or indeterminate amounts, including punitive or exemplary damages. The outcome of litigation or a regulatory matter, and the amount or range of potential loss at any particular time, is often inherently uncertain.
Individual Annuities, Individual Life and Group Insurance
California Advocates for Nursing Home Reform v. The Prudential Insurance Company of America and Pruco Life Insurance Company, et al.
In January 2024, a putative class action complaint entitled California Advocates for Nursing Home Reform v. The Prudential Insurance Company of America and Pruco Life Insurance Company, et al., was filed in California Superior Court, Alameda County, alleging that the Company has failed to comply with California laws requiring that life insurance policies issued or delivered in California: (i) provide for a contractual 60-day grace period pre-lapse during which a policy must stay in force; (ii) provide policyholders and designees with notice of payment default within 30 days and a 30-day advance written notice of pending lapse; and (iii) notify policyholders annually of their right to designate additional recipients for lapse notices. The complaint asserts claims for violation of California’s Unfair Competition law and seeks unspecified damages, along with declaratory and injunctive relief. In February 2024, defendants removed the action from California state court to the United States District Court for the Northern District of California. Plaintiff filed a motion to remand the action to the California Superior Court, Alameda County, and in December 2024, the motion was granted.

Escheatment Litigation

Total Asset Recovery Services, LLC v. MetLife, Inc., et al., Prudential Financial, Inc., The Prudential Insurance Company of America, and Prudential Insurance Agency, LLC
In December 2017, Total Asset Recovery Services, LLC, on behalf of the State of New York, filed a Second Amended Complaint in the Supreme Court of the State of New York, County of New York, against, among other 19 defendants, Prudential Financial, Inc., The Prudential Insurance Company of America and Prudential Insurance Agency, LLC, alleging that the Company failed to escheat life insurance proceeds in violation of the New York False Claims Act. The second amended complaint seeks injunctive relief, compensatory damages, civil penalties, treble damages, prejudgment interest, attorneys’ fees and costs. In May 2018, defendants filed a motion to dismiss the Second Amended Complaint. In April 2019, defendants’ motion to dismiss the Second Amended Complaint was granted and plaintiff subsequently filed a Notice of Appeal with the New York State Supreme Court, First Department. In December 2020, the New York Supreme Court, First Department, reversed and vacated the judgment of the trial court and granted leave to plaintiff to file a third amended complaint. In March 2021, the plaintiff filed a third amended complaint asserting claims against all defendants for violation of the New York False Claims Act, and seeking injunctive relief, compensatory and treble damages, attorneys’ fees and costs. In January 2023, the plaintiff filed a Fourth Amended Complaint. In March 2023, defendants filed a motion to dismiss the Fourth Amended Complaint. In October 2024, defendants’ motion to dismiss the Fourth Amended Complaint was denied. In December 2024, defendants filed an Answer to the Fourth Amended Complaint.

Other Matters
Cho v. PICA, et al.
In November 2019, a putative class action complaint entitled Cho v. The Prudential Insurance Company of America, et. al., was filed in the United States District Court for the District of New Jersey. The Complaint purports to be brought on behalf of participants in the Prudential Employee Savings Plan (the “Plan”) and (i) alleges that Defendants failed to fulfill their fiduciary obligations under the Employee Retirement Income Security Act of 1974, in the administration, management and operation of the Plan, including engaging in prohibited transactions; and (ii) seeks declaratory, injunctive and equitable relief, and unspecified damages including interest, attorneys’ fees and costs. In January 2020, defendants filed a motion to dismiss the complaint. In September 2020, plaintiff filed an amended complaint and added as individual defendants certain PFI officers and current and former members of the Company’s Administrative Committee and Investment Oversight Committee. In December 2020, defendants filed a motion to dismiss the amended complaint. In September 2021, the court granted defendants’ motion to dismiss the amended complaint without prejudice. In October 2021, plaintiff filed a second amended complaint asserting claims against defendants under the Employee Retirement Income Security Act of 1974 for breach of fiduciary duty, prohibited transactions and failure to monitor fiduciaries. The second amended complaint seeks declaratory, injunctive and equitable relief, unspecified damages, attorneys’ fees and costs. In December 2021, defendants filed a motion to dismiss the second amended complaint. In August 2022, the court: (i) dismissed, with prejudice, the breach of the fiduciary duty of loyalty and prohibited transaction claims based on the inclusion of Prudential-affiliated funds in the Plan's investment options; (ii) dismissed,

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2024, 2023 AND 2022

without prejudice, the breach of fiduciary duty claims based on certain alleged underperforming Plan funds; and (iii) denied the motion to dismiss plaintiffs' claims for breach of the fiduciary duties of prudence and to monitor other fiduciaries, based on alleged delays in removing other alleged underperforming funds. In September 2022, plaintiff filed a third amended complaint asserting claims for breach of duty of prudence and to monitor fiduciaries, and in October 2022, defendants filed their answer to the third amended complaint. In May 2023, plaintiff filed a motion for class certification. In August 2023, the court issued an Order granting plaintiff's class certification motion. In January 2024, by an October 2023 court Order, defendants submitted to plaintiffs their summary judgment brief. In December 2024, the court issued an order granting Prudential’s motion for summary judgment. In January 2025, plaintiff filed a Notice of Appeal to the Third Circuit.

Regulatory Matters
Variable Products
The Company has received regulatory inquiries and requests for information from state and federal regulators, including subpoenas from the U.S. Securities and Exchange Commission, concerning the appropriateness of variable product sales and replacement activity. The Company is cooperating with regulators and may become subject to additional regulatory inquiries and other actions related to this matter. In September 2024, the SEC notified the Company that the SEC has concluded its investigation and is not recommending an enforcement action.

Summary
The Company’s litigation and regulatory matters are subject to many uncertainties, and given their complexity and scope, their outcomes cannot be predicted. It is possible that the Company’s results of operations or cash flows in a particular quarterly or annual period could be materially affected by an ultimate unfavorable resolution of pending litigation and regulatory matters depending, in part, upon the results of operations or cash flow for such period. In light of the unpredictability of the Company’s litigation and regulatory matters, it is also possible that in certain cases an ultimate unfavorable resolution of one or more pending litigation or regulatory matters could have a material adverse effect on the Company’s financial position. Management believes, however, that, based on information currently known to it, the ultimate outcome of all pending litigation and regulatory matters, after consideration of applicable reserves and rights to indemnification, is not likely to have a material adverse effect on the Company’s financial position.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2024, 2023 AND 2022

15.    LEASES
Lessee Operating Lease:
The Company occupies leased office space in many locations under various long-term leases and has entered into numerous leases covering the long-term use of computers and other equipment.
At December 31, 2024, the minimum aggregate rental commitments are as follows:

(in millions)
2025	$45
2026	32
2027	26
2028	18
2029	14
Thereafter	49
Total	$184

Rental expense, net of sub-lease income, incurred for the years ended December 31, 2024, 2023 and 2022 was $43 million, $49 million and $55 million, respectively.

16.    PREMIUM AND ANNUITY CONSIDERATIONS DEFERRED AND UNCOLLECTED
Deferred and uncollected life insurance premiums and annuity considerations as of December 31:

	2024		2023
Type	Gross	Net of Loading	Gross	Net of Loading
	(in millions)
Ordinary - New Business (Individual Life & Annuities)	$5	$5	$4	$4
Ordinary - Renewal Business	2,474	2,475	2,487	2,489
Group Life	296	296	386	386
Group Annuity	1,579	1,579	962	962
Total	$4,354	$4,355	$3,839	$3,841

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2024, 2023 AND 2022

17.    OTHER DISCLOSURES AND UNUSUAL ITEMS
Reporting Net Negative (Disallowed) IMR

	December 31, 2024
	Net Negative (disallowed) IMR	Negative (disallowed) IMR admitted
	(in millions)
General Account	$1,780	$1,415
Insulated Separate Account	1,298	—
Non-Insulated Separate Account	—	—
Total	$3,078	$1,415

Calculated adjusted capital and surplus	December 31, 2024
(in millions)
Prior Period General Account Capital & Surplus	$17,862
From Prior Period SAP Financials Net Positive Goodwill (admitted)	—
EDP Equipment & Operating System Software (admitted)	163
Net DTAs (admitted)	2,174
Net Negative (disallowed) IMR (admitted)	1,377
Adjusted Capital & Surplus	$14,148

Percentage of adjusted capital and surplus
Total
Percentage of Total Net Negative (disallowed) IMR admitted in General Account or recognized in Separate Account to adjusted capital and surplus	10%

Allocated gains/losses to IMR from derivatives	December 31, 2024
	Gains	Losses
General Account (1):	(in millions)
Unamortized Fair Value Derivative Gains & Losses Realized to IMR – Prior Period	$535	$(327)
Fair Value Derivative Gains & Losses Realized to IMR – Added in Current Period	205	(661)
Fair Value Derivative Gains & Losses Amortized Over Current Period	20	(38)
Unamortized Fair Value Derivative Gains & Losses Realized to IMR – Current Period Total	$720	$(950)

Separate Account - Insulated (1):
Unamortized Fair Value Derivative Gains & Losses Realized to IMR – Prior Period	$113	$(46)
Fair Value Derivative Gains & Losses Realized to IMR – Added in Current Period	40	(79)
Fair Value Derivative Gains & Losses Amortized Over Current Period	7	(5)
Unamortized Fair Value Derivative Gains & Losses Realized to IMR – Current Period Total	$146	$(120)

Separate Account - Non-Insulated:
Unamortized Fair Value Derivative Gains & Losses Realized to IMR – Prior Period	$—	$—
Fair Value Derivative Gains & Losses Realized to IMR – Added in Current Period	—	—
Fair Value Derivative Gains & Losses Amortized Over Current Period	—	—
Unamortized Fair Value Derivative Gains & Losses Realized to IMR – Current Period Total	$—	$—

(1) Revised to correct amounts reported in the 2024 annual statement.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2024, 2023 AND 2022

Other disclosures
In July 2023, the Company’s subsidiaries PLAZ and PLNJ entered into an agreement with Somerset Reinsurance Ltd. (“Somerset Re”) to coinsure a closed block of GUL policies to PURE, a wholly owned subsidiary of the Company, with retrocession by PURE of such liabilities on a modified coinsurance basis, to Somerset Re. In March 2024, PLAZ and PLNJ closed the transaction effective as of January 1, 2024. There was no material increase to surplus due to the impact from the YRT reinsurance agreements with subsidiaries as a result of this transaction.
In September 2023, as an additional source of liquidity, the Company entered into an agreement with the Federal Agricultural Mortgage Corporation (“Farmer Mac”), under which the Company can borrow up to $750 million by issuing funding agreements to a subsidiary of Farmer Mac, with borrowings secured by a pledge of certain eligible agricultural mortgage loans. At December 31, 2024, no amounts were drawn from this facility.

Effective September 2023, the Company entered into an agreement with Prismic Life Reinsurance, Ltd (“Prismic Re”), to reinsure approximately $10 billion of reserves, representing approximately 67% of the in-force structured settlement annuities business previously issued by PICA, 90% of which is on a coinsurance with funds withheld basis and 10% of which is on a coinsurance basis. In conjunction with this transaction, Prudential Financial acquired a 20% interest as a limited partner in Prismic Life Holding Company, LP, a Bermuda exempted limited partnership that owns all of the outstanding capital stock of Prismic Re.

Effective June 29, 2023, the Company surrendered $2 billion of its Stable Value Individual Retirement Account (“IRA”) Full Service Retirement product to Empower Annuity Insurance Company of America (“EAICA”). These IRA contracts had previously been reinsured to EAICA effective on April 1, 2022 under the terms of the sale of the Company's Full Service business (refer to below for further information). This surrender was considered a non cash transaction as EAICA liquidated a portion of the assets established within the Reinsurance Trust which supports the IRA liabilities.

Effective January 1, 2022, the Company reinsured a closed block of Variable Universal Life (“VUL”) business to Lotus Reinsurance Company Ltd. (“Lotus Re”), an affiliated Class E Bermuda insurance company. During the first quarter of 2022, PFI has repositioned Lotus Re from being a wholly owned subsidiary of Prudential Insurance to being a wholly owned subsidiary of Prudential International Insurance Holdings (“PIIH”). On the effective date of the reinsurance agreement, the Company ceded to Lotus Re approximately $2 billion in general account reserves under coinsurance and approximately $12 billion in separate account reserves under Modco. For the Modco component of the reinsurance agreement, the initial Modco transaction was reported on a net basis in the Company’s financial statements.

On July 21, 2021, PFI entered into an agreement with EAICA (formerly known as Great-West Life and Annuity Insurance Company) pursuant to which PFI agreed to sell to EAICA its Full Service Retirement business written by the Company and its former Connecticut subsidiary, PRIAC, primarily through a combination of (i) the sale of all outstanding equity interests of certain legal entities, including PRIAC; (ii) the ceding of certain insurance policies through reinsurance; and (iii) the sale, transfer and/or novation of certain in-scope contracts and brokerage accounts. The transaction closed effective April 1, 2022, after receiving all regulatory approvals and satisfying all customary closing conditions. The Company recorded a gain of $488 million on the transaction that is reflected in the 2022 financial statements. Please see Note 7 for additional information on the reinsurance agreement implemented as a result of the sale.

The agreement pertains exclusively to the Full-Service business written by the Company and EAIC and therefore excludes any contractual rights and obligations, assets, liabilities and surplus associated with any non-Full-Service business written by the Company and EAIC (the “Excluded Business”). This population of Excluded Business primarily consists of the Company’s and EAIC’s Institutional Investment Products which includes Longevity Risk Transfer (“LRT” business) products, Guaranteed Cost and Pripar contracts (“PRT” business) and certain separate accounts.

In order to exclude these assets from the sale of PRIAC, PRIAC novated to the Company, through assumption reinsurance, the rights and obligations, assets, liabilities and surplus associated with any Excluded Business prior to the close of the sale. The LRT Excluded Business was novated effective December 31, 2021. The impact of the novation on the Company was an increase in assets of $259 million, an increase in liabilities of $257 million and an increase in surplus of $1 million. The PRT and separate account components of the Excluded Business novated effective February 1, 2022 subsequent to all necessary policyholder and regulator approvals. The impact that PRT and separate account novation had on the Company upon novation in 2022 is an increase in assets of $6,835 million, an increase in liabilities of $6,769 million and an increase in surplus of $65 million.

As a result of an agreement with the New York State Department of Financial Services (“NY DFS”) regarding the Company’s reserving methodologies for certain variable annuity and life insurance products, the Company holds additional statutory reserves on a New York basis, which reduces its New York statutory surplus. The Company is not domiciled in New York, and these changes do not impact statutory reserves reported in the Company’s state of domicile, or any states other than New York, and therefore do not impact its RBC ratio; however, the agreed reserve methodologies may require the Company to increase additional New York statutory reserves in the

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2024, 2023 AND 2022

future. New York’s version of PBR, which became effective in January 2020, allows for modifications to the NAIC valuation model and New York’s modifications might require the Company to increase its New York Statutory Reserves.

The Company has, consistent with past practice, guaranteed that a minimum amount of $527 million of annual and termination dividends will be paid and credited to the U.S. holders of policies issued after 1983 by December 31, 2025, as declared by the Company’s Board of Directors.

The Company is owner and beneficiary of variable life insurance policies which it holds through subsidiaries that are recorded under the equity method of accounting.

The composition of the investments that underlie the cash surrender value are as follows as of December 31:

	2024		2023
	Aggregate Cash Surrender Value	Percentage	Aggregate Cash Surrender Value	Percentage
	($ in millions)
Bonds	$2,513	52.3%	$2,395	55.1%
Stocks	1,711	35.6%	1,386	31.9%
Cash and short-term investments	531	11.1%	512	11.8%
Derivatives	3	0.1%	—	0.0%
Other invested assets	44	0.9%	55	1.2%

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2024, 2023 AND 2022

18. ANALYSIS OF ANNUITY ACTUARIAL RESERVES AND DEPOSIT LIABILITIES BY WITHDRAWAL CHARACTERISTICS
The following table is an analysis of annuity actuarial reserves and deposit-type contract funds and other liabilities without life or disability contingencies by withdrawal characteristics as of December 31:

	2024
	General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total	% of Total
	($ in millions)
INDIVIDUAL ANNUITIES:

Subject to discretionary withdrawal:
With market value adjustment	$63	$—	$—	$63	0.8%
At book value less current surrender charge of 5% or more (1)	20	—	—	20	0.2%
At fair value	—	—	1,629	1,629	20.2%
Total with market value adjustment or at fair value	83	—	1,629	1,712	21.2%
At book value without adjustment (minimal or no charge or adjustment) (2)	1,637	—	—	1,637	20.3%
Not subject to discretionary withdrawal	4,727	—	—	4,727	58.5%
Total (Gross: Direct + Assumed)	6,447	—	1,629	8,076	100.0%
Reinsurance ceded	1,959	—	—	1,959
Total (Net)	$4,488	$—	$1,629	$6,117
Amount included in (1) above that will move to (2) for the first time within the year after the statement date	$2	$—	$—	$2

	2024
	General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total	% of Total
	($ in millions)
GROUP ANNUITIES:

Subject to discretionary withdrawal:
With market value adjustment	$5,240	$1,273	$—	$6,513	4.7%
At book value less current surrender charge of 5% or more (1)	—	—	—	—	0.0%
At fair value	—	641	26,463	27,104	19.7%
Total with market value adjustment or at fair value	5,240	1,914	26,463	33,617	24.4%
At book value without adjustment (minimal or no charge or adjustment) (2)	388	12	—	400	0.3%
Not subject to discretionary withdrawal	28,474	75,505	—	103,979	75.3%
Total (Gross: Direct + Assumed)	34,102	77,431	26,463	137,996	100.0%
Reinsurance ceded	12,329	—	—	12,329
Total (Net)	$21,773	$77,431	$26,463	$125,667
Amount included in (1) above that will move to (2) for the first time within the year after the statement date	$—	$—	$—	$—

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2024, 2023 AND 2022

	2024
	General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total	% of Total
	($ in millions)
DEPOSIT-TYPE CONTRACTS (no life contingencies):

Subject to discretionary withdrawal:
With market value adjustment	$—	$—	$—	$—	0.0%
At book value less current surrender charge of 5% or more (1)	—	—	—	—	0.0%
At fair value	2	118	4,625	4,745	19.2%
Total with market value adjustment or at fair value	2	118	4,625	4,745	19.2%
At book value without adjustment (minimal or no charge or adjustment) (2)	8,491	—	—	8,491	34.3%
Not subject to discretionary withdrawal	11,517	—	—	11,517	46.5%
Total (Gross: Direct + Assumed)	20,010	118	4,625	24,753	100.0%
Reinsurance ceded	4,913	—	—	4,913
Total (Net)	$15,097	$118	$4,625	$19,840
Amount included in (1) above that will move to (2) for the first time within the year after the statement date	$—	$—	$—	$—

	2024
	General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total
	(in millions)
Reconciliation of total annuity actuarial reserves and deposit liabilities:
Life and Accident & Health Annual Statement	$41,358	$—	$—	$41,358
Separate Accounts Annual Statement	—	77,549	32,717	110,266
Total annuity actuarial reserves and deposit liabilities	$41,358	$77,549	$32,717	$151,624

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2024, 2023 AND 2022

The following table is an analysis of annuity actuarial reserves and deposit-type contract funds and other liabilities without life or disability contingencies by withdrawal characteristics as of December 31:

	2023
	General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total	% of Total
	($ in millions)
INDIVIDUAL ANNUITIES:

Subject to discretionary withdrawal:
With market value adjustment	$74	$—	$—	$74	0.9%
At book value less current surrender charge of 5% or more (1)	32	—	—	32	0.4%
At fair value	—	—	1,591	1,591	19.1%
Total with market value adjustment or at fair value	106	—	1,591	1,697	20.4%
At book value without adjustment (minimal or no charge or adjustment) (2)	1,885	—	—	1,885	22.6%
Not subject to discretionary withdrawal	4,743	—	—	4,743	57.0%
Total (Gross: Direct + Assumed)	6,734	—	1,591	8,325	100.0%
Reinsurance ceded	1,958	—	—	1,958
Total (Net)	$4,776	$—	$1,591	$6,367
Amount included in (1) above that will move to (2) for the first time within the year after the statement date	$9	$—	$—	$9

	2023
	General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total	% of Total
	($ in millions)
GROUP ANNUITIES:

Subject to discretionary withdrawal:
With market value adjustment	$4,691	$1,357	$—	$6,048	4.7%
At book value less current surrender charge of 5% or more (1)	—	—	—	—	0.0%
At fair value	—	538	28,389	28,927	22.6%
Total with market value adjustment or at fair value	4,691	1,895	28,389	34,975	27.3%
At book value without adjustment (minimal or no charge or adjustment) (2)	1,201	10	—	1,211	0.9%
Not subject to discretionary withdrawal	27,469	64,467	—	91,936	71.8%
Total (Gross: Direct + Assumed)	33,361	66,372	28,389	128,122	100.0%
Reinsurance ceded	12,876	—	—	12,876
Total (Net)	$20,485	$66,372	$28,389	$115,246
Amount included in (1) above that will move to (2) for the first time within the year after the statement date	$—	$—	$—	$—

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2024, 2023 AND 2022

	2023
	General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total	% of Total
	($ in millions)
DEPOSIT-TYPE CONTRACTS (no life contingencies):

Subject to discretionary withdrawal:
With market value adjustment	$—	$—	$—	$—	0.0%
At book value less current surrender charge of 5% or more (1)	—	—	—	—	0.0%
At fair value	2	—	5,763	5,765	21.8%
Total with market value adjustment or at fair value	2	—	5,763	5,765	21.8%
At book value without adjustment (minimal or no charge or adjustment) (2)	9,058	—	—	9,058	34.3%
Not subject to discretionary withdrawal	11,618	—	—	11,618	43.9%
Total (Gross: Direct + Assumed)	20,678	—	5,763	26,441	100.0%
Reinsurance ceded	5,117	—	—	5,117
Total (Net)	$15,561	$—	$5,763	$21,324
Amount included in (1) above that will move to (2) for the first time within the year after the statement date	$—	$—	$—	$—

	2023
	General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total
	(in millions)
Reconciliation of total annuity actuarial reserves and deposit liabilities:
Life and Accident & Health Annual Statement	$40,822	$—	$—	$40,822
Separate Accounts Annual Statement	—	66,372	35,743	102,115
Total annuity actuarial reserves and deposit liabilities	$40,822	$66,372	$35,743	$142,937

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2024, 2023 AND 2022

19. ANALYSIS OF LIFE ACTUARIAL RESERVES BY WITHDRAWAL CHARACTERISTICS
The following table is an analysis of life actuarial reserves by withdrawal characteristics as of December 31:

	General Account
	2024			2023
	Account Value	Cash Value	Reserve	Account Value	Cash Value	Reserve
	(in millions)
Subject to discretionary withdrawal, surrender values, or policy loans:

Term Policies with Cash Value	$58	$109	$144	$61	$114	$153
Universal Life	2,336	2,421	2,583	2,391	2,478	2,638
Universal Life with Secondary Guarantees	3,787	3,405	13,829	4,058	3,596	13,845
Indexed Universal Life	—	—	9	—	—	9
Indexed Universal Life with Secondary Guarantees	466	444	558	457	435	555
Indexed Life	—	—	—	—	—	—
Other Permanent Cash Value Life Insurance (1)	—	73,106	73,940	—	73,278	73,796
Variable Life	1,763	1,886	2,058	1,757	1,890	2,067
Variable Universal Life	1,479	1,478	1,671	1,494	1,493	1,683
Miscellaneous Reserves (1)	—	631	984	—	630	1,024

Not subject to discretionary withdrawals or no cash values:

Term Policies without Cash Value			3,995			4,073
Accidental Death Benefits			494			506
Disability - Active Lives			195			205
Disability - Disabled Lives			405			430
Miscellaneous Reserves			1,229			1,018
Total (Gross: Direct + Assumed)	9,889	83,480	102,094	10,218	83,914	102,002
Reinsurance Ceded	5,356	45,562	59,901	5,620	46,661	60,105
Total (Net)	$4,533	$37,918	$42,193	$4,598	$37,253	$41,897

(1) Revised to correct amounts in the Cash Value and Reserve columns reported in the 2024 annual statement. Prior period amounts have been updated to conform to current period presentation.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2024, 2023 AND 2022

Separate Account - Guaranteed
	2024			2023
	Account Value	Cash Value	Reserve	Account Value	Cash Value	Reserve
(in millions)
Subject to discretionary withdrawal, surrender values, or policy loans:

Term Policies with Cash Value	$—	$—	$—	$—	$—	$—
Universal Life	—	—	—	—	—	—
Universal Life with Secondary Guarantees	—	—	—	—	—	—
Indexed Universal Life	—	—	—	—	—	—
Indexed Universal Life with Secondary Guarantees	—	—	—	—	—	—
Indexed Life	—	—	—	—	—	—
Other Permanent Cash Value Life Insurance	—	—	—	—	—	—
Variable Life	—	—	—	—	—	—
Variable Universal Life	1,878	1,878	1,878	1,851	1,851	1,851
Miscellaneous Reserves	—	—	—	—	—	—

Not subject to discretionary withdrawals or no cash values:

Term Policies without Cash Value			—			—
Accidental Death Benefits			—			—
Disability - Active Lives			—			—
Disability - Disabled Lives			—			—
Miscellaneous Reserves			—			—
Total (Gross: Direct + Assumed)	1,878	1,878	1,878	1,851	1,851	1,851
Reinsurance Ceded	—	—	—	—	—	—
Total (Net)	$1,878	$1,878	$1,878	$1,851	$1,851	$1,851

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2024, 2023 AND 2022

Separate Account - Nonguaranteed
	2024			2023
	Account Value	Cash Value	Reserve	Account Value	Cash Value	Reserve
(in millions)
Subject to discretionary withdrawal, surrender values, or policy loans:

Term Policies with Cash Value	$—	$—	$—	$—	$—	$—
Universal Life	—	—	—	—	—	—
Universal Life with Secondary Guarantees	—	—	—	—	—	—
Indexed Universal Life	—	—	—	—	—	—
Indexed Universal Life with Secondary Guarantees	—	—	—	—	—	—
Indexed Life	—	—	—	—	—	—
Other Permanent Cash Value Life Insurance	—	—	—	—	—	—
Variable Life	13,712	13,709	13,712	12,226	12,216	12,226
Variable Universal Life	22,749	22,749	22,749	21,980	21,980	21,980
Miscellaneous Reserves	—	—	—	—	—	—

Not subject to discretionary withdrawals or no cash values:

Term Policies without Cash Value			—			—
Accidental Death Benefits			—			—
Disability - Active Lives			—			—
Disability - Disabled Lives			—			—
Miscellaneous Reserves			—			—
Total (Gross: Direct + Assumed)	36,461	36,458	36,461	34,206	34,196	34,206
Reinsurance Ceded	—	—	—	—	—	—
Total (Net)	$36,461	$36,458	$36,461	$34,206	$34,196	$34,206

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2024, 2023 AND 2022

	2024
	General Account	Separate Account Guaranteed	Separate Account Nonguaranteed	Total
	(in millions)
Reconciliation of total life actuarial reserves:
Life and Accident & Health Annual Statement	$42,193	$—	$—	$42,193
Separate Accounts Annual Statement	—	1,878	36,461	38,339
Total life actuarial reserves	$42,193	$1,878	$36,461	$80,532

	2023
	General Account	Separate Account Guaranteed	Separate Account Nonguaranteed	Total
	(in millions)
Reconciliation of total life actuarial reserves:
Life and Accident & Health Annual Statement	$41,897	$—	$—	$41,897
Separate Accounts Annual Statement	—	1,851	34,206	36,057
Total life actuarial reserves	$41,897	$1,851	$34,206	$77,954

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2024, 2023 AND 2022

20.    FAIR VALUE OF ASSETS AND LIABILITIES
Fair value represents the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The authoritative fair value guidance establishes a framework for measuring fair value that includes a hierarchy used to classify the inputs used in measuring fair value. The level in the fair value hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement. The levels of the fair value hierarchy are as follows:

Level 1 - Fair value is based on unadjusted quoted prices in active markets that are accessible to the Company for identical assets or liabilities. The Company’s Level 1 assets and liabilities primarily include certain cash equivalents and short-term investments, common stocks and derivative contracts that trade on an active exchange market.
Level 2 - Fair value is based on significant inputs, other than quoted prices included in Level 1, that are observable for the asset or liability, either directly or indirectly, for substantially the full term of the asset or liability through corroboration with observable market data. Level 2 inputs include quoted prices in active markets for similar assets and liabilities, quoted prices in markets that are not active for identical or similar assets or liabilities, and other market observable inputs. The Company’s Level 2 assets and liabilities include: bonds (corporate public and private bonds, most government securities, certain asset-backed and mortgage-backed securities, etc.), certain common stock securities (mutual funds, which do not trade in active markets because they are not publicly available), short-term investments and certain cash equivalents (primarily commercial paper), and certain over-the-counter (“OTC”) derivatives.
Level 3 - Fair value is based on at least one significant unobservable input for the asset or liability. The assets and liabilities in this category may require significant judgment or estimation in determining the fair value. The Company’s Level 3 assets and liabilities primarily include: certain private bonds and common stock securities, certain manually priced public common stock and bonds, certain commercial mortgage loans and certain highly structured OTC derivative contracts.
Bonds carried at the lower of amortized cost or market value (NAIC 6 rated bonds) - The fair values of the Company’s public bonds are generally based on prices obtained from independent pricing services. Prices for each bond are generally sourced from multiple pricing vendors, and a vendor hierarchy is maintained by asset type based on historical pricing experience and vendor expertise. The Company ultimately uses the price from the pricing service highest in the vendor hierarchy based on the respective asset type. The pricing hierarchy is updated for new financial products and recent pricing experience with various vendors. Consistent with the fair value hierarchy described above, securities with validated quotes from pricing services are generally reflected within Level 2 as they are primarily based on observable pricing for similar assets and/or other market observable inputs. Typical inputs used by these pricing services include but are not limited to, reported trades, benchmark yields, issuer spreads, bids, offers, and/or estimated cash flow, prepayment speeds and default rates. If the pricing information received from third-party pricing services is deemed not reflective of market activity or other inputs observable in the market, the Company may challenge the price through a formal process with the pricing service or classify the securities as Level 3. If the pricing service updates the price to be more consistent with the presented market observations, the security remains within Level 2.
Internally-developed valuations or indicative broker quotes are also used to determine fair value in circumstances where vendor pricing is not available, or where the Company ultimately concludes that pricing information received from the independent pricing service is not reflective of market activity. If the Company concludes the values from both pricing services and brokers are not reflective of market activity, it may override the information with an internally-developed valuation. As of December 31, 2024 and 2023, overrides on a net basis were not material. Pricing service overrides, internally-developed valuations and indicative broker quotes are generally included in Level 3 in the fair value hierarchy.
The Company conducts several specific price monitoring activities. Daily analyses identify price changes over predetermined thresholds defined at the financial instrument level. Various pricing integrity reports are reviewed on a daily and monthly basis to determine if pricing is reflective of market activity or if it would warrant any adjustments. Other procedures performed include, but are not limited to, reviews of third-party pricing services methodologies, reviews of pricing trends and back testing.
The fair values of private bonds, which are primarily originated by internal private asset managers, are primarily determined using discounted cash flow models. These models primarily use observable inputs that include Treasury or similar base rates plus estimated credit spreads to value each security. The credit spreads are obtained through a survey of private market intermediaries who are active in both primary and secondary transactions, and consider, among other factors, the credit quality and the reduced liquidity associated with private placements. Internal adjustments are made to reflect variation in observed sector spreads. Since most private placements are valued using standard market observable inputs and inputs derived from, or corroborated by, market observable data including, but not limited to observed prices and spreads for similar publicly traded issues, they have been reflected within Level 2. For certain private fixed maturities, the discounted cash flow model may incorporate significant unobservable inputs, which reflect the Company’s own assumptions about the inputs that market participants would use in pricing the asset. To the extent management determines that such unobservable inputs are significant to the price of a security, a Level 3 classification is made.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2024, 2023 AND 2022

Cash equivalents and short-term investments - Cash equivalents and short-term investments include money market instruments, commercial paper and other highly liquid debt instruments. Certain money market instruments are valued using unadjusted quoted prices in active markets that are accessible for identical assets and are primarily classified as Level 1. The remaining instruments in this category are generally fair valued based on market observable inputs and these investments have primarily been classified within Level 2.
Preferred stocks carried at the lower of amortized cost or market value - Preferred stocks consist principally of publicly traded and privately traded preferred stock. The fair values of most publicly traded preferred stock securities are based on quoted market prices in active markets for identical assets and are classified within Level 1 in the fair value hierarchy. Estimated fair values for most privately traded preferred stock securities are determined using valuation and discounted cash flow models that require a substantial level of judgment. In determining the fair value of certain privately traded preferred stock the discounted cash flow model may also use unobservable inputs, which reflect the Company’s assumptions about the inputs market participants would use in pricing the asset. Most privately traded preferred stock securities are classified within Level 3. Fair values of perpetual preferred stock based on observable market inputs are classified within Level 2. However, when prices from independent pricing services are based on indicative broker quotes as the directly observable market inputs become unavailable, the fair value of perpetual preferred stock is classified as Level 3.
Common stocks carried at market value - Common stocks consist principally of investments in common stocks of publicly traded companies, privately traded securities, as well as common stock mutual fund shares. The fair values of most publicly traded common stocks are based on quoted market prices in active markets for identical assets and are classified within Level 1 in the fair value hierarchy. Estimated fair values for most privately traded equity securities are determined using discounted cash flow, earnings multiple and other valuation models that require a substantial level of judgment around inputs and therefore are classified within Level 3. The fair values of common stock mutual fund shares that transact regularly (but do not trade in active markets because they are not publicly available) are based on transaction prices of identical fund shares. The fair values of common stocks are based on prices obtained from independent pricing services. These prices are then validated for reasonableness against recently traded market prices. Accordingly, these securities are generally classified within Level 2 in the fair value hierarchy.
Derivative instruments - Derivatives are recorded at fair value either as assets or liabilities within “Derivatives.” The fair values of derivative contracts can be affected by changes in interest rates, foreign exchange rates, commodity prices, credit spreads, market volatility, expected returns, non-performance risk (“NPR”), liquidity and other factors. For derivative positions included within Level 3 of the fair value hierarchy, liquidity valuation adjustments are made to reflect the cost of exiting significant risk positions, and consider the bid-ask spread, maturity, complexity, and other specific attributes of the underlying derivative position.
The Company’s exchange-traded futures may include Treasury futures and equity futures. Exchange-traded futures and options are valued using quoted prices in active markets and are classified within Level 1 in the fair value hierarchy.
The majority of the Company’s derivative positions are traded in the OTC derivative market and are classified within Level 2 in the fair value hierarchy. OTC derivatives classified within Level 2 are valued using models that utilize actively quoted or observable market inputs from external market data providers, third-party pricing vendors and/or recent trading activity. The Company’s policy is to use mid-market pricing in determining its best estimate of fair value. The fair values of most OTC derivatives, including interest rate and cross-currency swaps, currency forward contracts, credit default swaps, and “to be announced” (“TBA”) forward contracts on highly rated mortgage-backed securities issued by U.S. government sponsored entities are determined using discounted cash flow models. The fair values of European style option contracts are determined using Black-Scholes option pricing models. These models’ key inputs include the contractual terms of the respective contract, along with significant observable inputs, including interest rates, currency rates, credit spreads, equity prices, index dividend yields, NPR, volatility and other factors.
The Company’s cleared interest rate swaps and credit derivatives linked to an index are valued using models that utilize actively quoted or observable market inputs, including the secured overnight financing rate (“SOFR”), obtained from external market data providers, third-party pricing vendors and/or recent trading activity. These derivatives are classified as Level 2 in the fair value hierarchy.
The majority of the Company’s derivative agreements are with highly rated major international financial institutions. To reflect the market’s perception of its own and the counterparty’s NPR, the Company incorporates additional spreads over the secured overnight financing rate into the discount rate used in determining the fair value of OTC derivative assets and liabilities after netting of collateral. Rates used to discount expected cash flows to value OTC derivatives assets reflect the terms of the Credit Support Annex.
Derivatives classified as Level 3 include structured products. These derivatives are valued based upon models, such as Monte Carlo simulation models and other techniques that utilize significant unobservable inputs. Level 3 methodologies are validated through periodic comparison of the Company’s fair values to external broker-dealer values.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2024, 2023 AND 2022

Separate account assets at fair value - Separate account assets primarily include bonds, treasuries, common stock and mutual funds for which values are determined consistent with similar instruments described above under “Bonds carried at the lower of amortized cost or market value (NAIC 6 rated bonds)” and “Common Stocks carried at market value.”
Effective January 1, 2018, the Company adopted changes to SSAP No. 100, “Fair Value” (“SSAP 100”), to allow NAV per share as a practical expedient to fair value either when specifically named in an SSAP or when specific conditions exist. This adoption removes the requirement to categorize within the fair value hierarchy all investments measured at net asset value per share (or its equivalent) as a practical expedient. As a result of the adoption of this guidance, certain separate account assets are no longer classified in the fair value hierarchy.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2024, 2023 AND 2022

(1)    The table below presents the balances of assets and liabilities on a recurring and non-recurring basis measured at fair value as of December 31, 2024:

Description	Level 1	Level 2	Level 3	Net Asset Value (NAV)	Total

	(in millions)
Assets at fair value
Bonds:
Industrial and Misc	$135	$—	$52	$—	187

Cash, cash equivalents and short-term investments:
Industrial and Misc	—	—	—	—	—
Parent, Subsidiaries and Affiliates	—	830	—	—	830
Total Cash, cash equivalents and short-term investments	—	830	—	—	830

Preferred stock:
Industrial and Misc	—	—	123	—	123

Common stock:
Industrial and Misc	747	143	174	—	1,064

Derivative assets: (b)
Currency swaps	—	225	—	—	225
Interest rate swaps	—	2,246	—	—	2,246
Total return swaps	—	21	—	—	21
Options	—	186	4	—	190
Currency forwards	—	91	—	—	91

Total Derivative assets	—	2,769	4	—	2,773

Securities lending reinvested collateral assets	—	226	—	—	226

Separate account assets (a)	8,201	65,697	343	19,483	93,724

Total assets at fair value	$9,083	$69,665	$696	$19,483	$98,927

Liabilities at fair value
Derivative liabilities: (b)
Currency swaps	$—	$14	$—	$—	$14
Interest rate swaps	—	2,512	—	—	2,512
Total return swaps	—	12	—	—	12
Options	—	170	—	—	170
Currency forwards	—	1	—	—	1

Total Derivative liabilities	—	2,709	—	—	2,709

Total liabilities at fair value	$—	$2,709	$—	$—	$2,709

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2024, 2023 AND 2022

The table below presents the balances of assets and liabilities on a recurring and non-recurring basis measured at fair value as of December 31, 2023:

Description	Level 1	Level 2	Level 3	Net Asset Value (NAV)	Total

	(in millions)
Assets at fair value
Bonds:
Industrial and Misc	$164	$—	$47	$—	$211

Cash, cash equivalents and short-term investments:
Industrial and Misc	—	551	—	—	551
Parent, Subsidiaries and Affiliates	—	—	—	—	—
Total Cash, cash equivalents and short-term investments	—	551	—	—	551

Preferred stock:
Industrial and Misc	—	—	108	—	108

Common stock:
Industrial and Misc	570	145	264	—	979

Derivative assets: (b)
Currency swaps	—	179	—	—	179
Interest rate swaps	—	2,227	—	—	2,227
Total return swaps	—	18	—	—	18
Options	—	144	—	—	144
Currency forwards	—	2	—	—	2

Total Derivative assets	—	2,570	—	—	2,570

Securities lending reinvested collateral assets	—	—	—	—	—

Separate account assets (a)	9,137	64,359	1,088	20,944	95,528

Total assets at fair value	$9,871	$67,625	$1,507	$20,944	$99,947

Liabilities at fair value
Derivative liabilities: (b)
Currency swaps	$—	$36	$—	$—	$36
Interest rate swaps	—	2,326	—	—	2,326
Total return swaps	—	73	—	—	73
Options	—	138	—	—	138
Currency forwards	—	88	—	—	88

Total Derivative liabilities	—	2,661	—	—	2,661

Total liabilities at fair value	$—	$2,661	$—	$—	$2,661

a.    Separate account assets represent segregated funds that are invested for certain customers. Investment risks associated with market value changes are borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain accounts. Separate account assets classified as Level 3 consist primarily of real estate and real estate investment funds. Separate account liabilities are not included in the above table as they are reported at contract value and not fair value in the Company’s Statements of Admitted Assets, Liabilities and Capital and Surplus.
b.    Derivatives that are not held at fair value are excluded.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2024, 2023 AND 2022

(2)    The tables below provide the following data as of December 31, 2024 and 2023:
a.     Summary of the changes in fair value of Level 3 assets and liabilities.
b. The portion of gains or losses included in surplus attributable to unrealized gains or losses related to those assets and liabilities.

	Balance at 01/01/2024	Transfers into Level 3	Transfers out of Level 3	Total gains (losses) included in Net Income	Total gains (losses) included in Surplus	Purchases	Issues	Sales	Settlements	Balance at 12/31/2024

	(in millions)
Bonds:
Industrial and Misc	$47	$93	$(55)	$(16)	$(7)	$3	$—	$—	$(13)	$52
Preferred stock:
Industrial and Misc	108	6	(6)	—	16	14	—	(9)	(6)	123
Common stock:
Industrial and Misc	264	30	—	31	(31)	1	—	(121)	—	174
Derivatives	—	—	—	—	4	—	—	—	—	4
Separate account assets (a)	1,088	36	(80)	365	(433)	505	—	(1,111)	(27)	343
Total Assets	$1,507	$165	$(141)	$380	$(451)	$523	$—	$(1,241)	$(46)	$696

Total Liabilities	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—

	Balance at 01/01/2023	Transfers into Level 3	Transfers out of Level 3	Total gains (losses) included in Net Income	Total gains (losses) included in Surplus	Purchases	Issues	Sales	Settlements	Balance at 12/31/2023

	(in millions)
Bonds:
Industrial and Misc	$13	$65	$(21)	$(2)	$(2)	$—	$—	$—	$(6)	$47
Preferred stock:
Industrial and Misc	89	—	(4)	—	13	17	—	(7)	—	108
Common stock:
Industrial and Misc	155	—	(74)	(6)	42	390	—	(243)	—	264
Derivatives	—	—	—	—	—	—	—	—	—	—
Separate account assets (a)	1,075	91	(142)	(5)	53	448	—	(363)	(69)	1,088
Total Assets	$1,332	$156	$(241)	$(13)	$106	$855	$—	$(613)	$(75)	$1,507

Total Liabilities	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—

a.    Separate account assets represent segregated funds that are invested for certain customers. Investment risks associated with market value changes are borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain accounts. Separate account liabilities are not included in the above table as they are reported at contract value and not fair value in the Company’s Statement of Admitted Assets, Liabilities, and Capital and Surplus.
Unrealized gains (losses) for the period relating to Level 3 assets that were still held by the Company for General Account preferred and common stocks were $37 million and $63 million as of December 31, 2024 and 2023, respectively.
Unrealized gains (losses) for the period relating to Level 3 assets that were still held by the Company for Separate Account assets were ($13) million and $110 million as of December 31, 2024 and 2023, respectively. Transfers resulted from further review of valuation methodologies for certain assets, which resulted in a change in classification.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2024, 2023 AND 2022

For nonrecurring fair value measurements, certain financial assets are measured at fair value on a non-recurring basis, such as certain bonds and preferred stock valued at the lower of cost or fair value, or investments that are impaired during the reporting period and recorded at fair value in the Company's Statements of Admitted Assets, Liabilities, and Capital and Surplus at December 31, 2024.
(3)     The following table presents the carrying amounts and estimated fair values of the Company’s financial instruments as of December 31, 2024:

Type of Financial Instrument	Aggregate Fair Value	Admitted Assets / Liabilities	Level 1	Level 2	Level 3	NAV	Not Practicable (Carrying Value)

Assets:	(in millions)
Bonds	$72,000	$80,001	$135	$68,663	$3,202	$—	$—
Unaffiliated preferred stock	213	188	—	48	165	—	—
Unaffiliated common stock	1,064	1,064	747	143	174	—	—
Mortgage loans	17,103	18,383	—	—	17,103	—	—
Real estate	355	269	—	—	355	—	—
Contract loans	2,007	2,007	—	—	2,007	—	—
Cash and short-term investments	3,227	3,228	1,095	2,113	19	—	—
Derivative financial instruments	3,902	4,054	3	3,895	4	—	—
Derivatives collateral	444	444	—	444	—	—	—
Other invested assets	73	69	—	55	18	—	—
Securities lending reinvested collateral assets	8,385	8,384	123	7,345	917	—	—
Separate accounts	160,880	164,941	8,207	117,058	16,132	19,483	—
Liabilities:
Deposit-type contracts	$14,414	$15,097	$—	$13,247	$1,167	$—	$—
Securities sold under agreement to repurchase	4,133	4,133	—	4,133	—	—	—
Cash collateral held for loaned securities	4,890	4,890	—	4,890	—	—	—
Derivative financial instruments	3,405	2,883	16	3,389	—	—	—
Derivatives collateral	700	700	—	700	—	—	—
Separate account liabilities-investment contracts	113,449	113,433	—	21,454	91,995	—	—

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2024, 2023 AND 2022

The following table presents the carrying amounts and estimated fair values of the Company’s financial instruments as of December 31, 2023:

Type of Financial Instrument	Aggregate Fair Value	Admitted Assets / Liabilities	Level 1	Level 2	Level 3	NAV	Not Practicable (Carrying Value)
Assets:	(in millions)
Bonds	$79,398	$85,754	$206	$76,393	$2,799	$—	$—
Unaffiliated preferred stock	180	168	—	41	139	—	—
Unaffiliated common stock	979	979	570	145	264	—	—
Mortgage loans	18,557	19,848	—	—	18,557	—	—
Real estate	334	297	—	—	334	—	—
Contract loans	1,911	1,911	—	—	1,911	—	—
Cash and short-term investments	4,236	4,235	1,106	3,107	23	—	—
Derivative financial instruments	3,392	3,382	2	3,390	—	—	—
Other invested assets	81	76	—	59	22	—	—
Securities lending reinvested collateral assets	—	—	—	—	—	—	—
Separate accounts	157,863	152,092	9,623	114,342	12,954	20,944	—
Liabilities:
Deposit-type contracts	$15,108	$15,560	$—	$13,760	$1,348	$—	$—
Securities sold under agreement to repurchase	3,558	3,558	—	3,558	—	—	—
Cash collateral held for loaned securities	4,115	4,115	—	4,115	—	—	—
Derivative financial instruments	3,292	2,920	24	3,268	—	—	—
Separate account liabilities-investment contracts	103,787	103,517	—	24,272	79,515	—	—

Bonds: fixed maturities (excluding NAIC 6 rated bonds) - The fair values of public fixed maturity securities are generally based on prices from third-party pricing services, which are reviewed for reasonableness; however, for certain public fixed maturity securities and investments in private placement fixed maturity securities, this information is either not available or not reliable. For these public fixed maturity securities, the fair value is based on indicative quotes from brokers, if available, or determined using a discounted cash flow model or internally-developed models. For private fixed maturities, fair value is determined using a discounted cash flow model. In determining the fair value of certain fixed maturity securities, the discounted cash flow model may also use unobservable inputs, which reflect the Company’s own assumptions about the inputs market participants would use in pricing the security.

Mortgage loans - The fair value of most commercial mortgage loans is based upon the present value of the expected future cash flows discounted at the appropriate U.S. Treasury rate, plus an appropriate credit spread for loans of similar quality, average life and currency. The quality ratings for these loans, a primary determinant of the appropriate credit spread and a significant component of the pricing process, are based on internally-developed methodology.

Contract loans - The Company’s valuation technique for contract loans is to discount cash flows at the current contract loan coupon rate. Contract loans are fully collateralized by the cash surrender value of underlying insurance policies. As a result, the carrying value of the contract loans approximates the fair value.

Cash, cash equivalents and short-term investments - The Company believes that due to the short-term nature of certain assets, the carrying value approximates fair value. These assets include cash, cash equivalent instruments and certain short-term investments, which are recorded at amortized cost and are not securities.

Other invested assets - The estimated fair value of other invested assets is determined using the methodologies as described above for bonds, mortgage loans or short-term investments, including affiliated assets based on the nature of the investment. Excluded from the disclosure are those other invested assets that are not considered to be financial instruments subject to this disclosure including investments carried on the equity method.
Deposit-type contracts & Separate account liabilities - Only the portion of deposit-type contracts and separate account liabilities related to products that are investment contracts (those without mortality and morbidity risk) are reflected in the table above. For fixed

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2024, 2023 AND 2022

deferred annuities, single premium endowments, payout annuities and other similar contracts without life contingencies, fair values are generally derived using discounted projected cash flows based on interest rates that are representative of the Company’s financial strength ratings, and hence reflect the Company’s own NPR. For guaranteed investment contracts, funding agreements, structured settlements without life contingencies and other similar products, fair values are generally derived using discounted projected cash flows based on interest rates being offered for similar contracts with maturities consistent with those of the contracts being valued. For those balances that can be withdrawn by the customer at any time without prior notice or penalty, the fair value is the amount estimated to be payable to the customer as of the reporting date, which is generally the carrying value. For defined contribution and defined benefit contracts and certain other products, the fair value is the market value of the assets supporting the liabilities.
Securities sold under agreements to repurchase - The Company receives collateral for selling securities under agreements to repurchase. Repurchase agreements are also generally short-term in nature, and therefore, the carrying amounts of these instruments approximate fair value.
Cash collateral for loaned securities - Cash collateral for loaned securities represents the collateral received or paid in connection with loaning or borrowing securities, similar to the securities sold under agreement to repurchase above. Due to the short-term nature of these transactions, the carrying value approximates fair value.
Separate account liabilities-investment contracts - Only the portion of separate account liabilities related to products that are investments contracts are reflected in the table above. Separate account liabilities are recorded at the amount credited to the contractholder, which reflects the change in fair value of the corresponding separate account assets including contractholder deposits less withdrawals and fees; therefore, carrying value approximates fair value.
Certain Separate Account investments are measured at fair value using the NAV per share (or its equivalent) practical expedient and have not been classified in the fair value hierarchy. Separate account assets using NAV as a practical expedient consist of joint venture and limited partnership interests in real estate, bond, hedge, insurance and other funds. All of these investments have individually varying investment strategies which also have a variety of redemption terms and conditions including certain fund interests that are restricted until maturity. The Company believes that using NAV as a practical expedient for these investments is a fair and close approximation of the investment’s liquidation value.
Level 3 Assets by Price Source - The table below presents the balances of Level 3 assets measured at fair value with their corresponding pricing sources for the years ended:

	December 31, 2024			December 31, 2023
	Internal (1)	External (2)	Total	Internal (1)	External (2)	Total

	(in millions)
Corporate securities	$52	$—	$52	$19	$28	$47
Equity securities	240	57	297	230	188	418

(1) Represents valuations which could incorporate internally-derived and market inputs. See below for additional information related to internally-developed valuation for significant items in the above table.

(2) Represents unadjusted prices from independent pricing services and independent non-binding broker quotes where pricing inputs are not readily available.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2024, 2023 AND 2022

Quantitative Information Regarding Internally-Priced Level 3 Assets – The table below represents quantitative information on significant internally-priced Level 3 assets for the years ended:

	December 31, 2024
Assets	Fair Value	Valuation Techniques	Unobservable Inputs	Range
	(in millions)

Corporate Securities	$45	Discounted Cash Flow	Discount Rates	18%-20%
		Liquidation	Orderly Liquidation Value	75%
		Other	Weighted Scenario Analysis

Equity Securities	$18	Market Comparables	EBITDA multiples	5.5x-7.0x
		Discounted Cash Flow	Discount Rates	40%

	December 31, 2023
Assets	Fair Value	Valuation Techniques	Unobservable Inputs	Range
	(in millions)

Corporate Securities	$19	Discounted Cash Flow	Discount Rates	20%
		Liquidation

Equity Securities	$10	Market Comparables	EBITDA multiples
		Discounted Cash Flow

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2024, 2023 AND 2022

21.    DIRECT PREMIUM WRITTEN/PRODUCED BY MANAGING GENERAL AGENTS/THIRD PARTY ADMINISTRATORS
Direct premiums written by Managing General Agents/Third Party Administrators for the years ended December 31, 2024, 2023 and 2022 were $104 million, $98 million and $124 million, respectively.
22.    RETROSPECTIVELY RATED CONTRACTS AND CONTRACTS SUBJECT TO REDETERMINATION
The Company estimates accrued retrospective premium based on actual experience of the group and the Company’s underwriting rules and experience rating practices. The Company records accrued retrospective premiums as an adjustment to written premium.
The amount of group life net premiums written by the Company that are subject to retrospective rating features was $1,172 million, $1,188 million and $1,190 million for the years ended December 31, 2024, 2023 and 2022, respectively. This represented 40%, 57% and 63% of the total net premiums written for group life for the years ended December 31, 2024, 2023 and 2022, respectively.
The amount of group accident and health net premiums written by the Company that are subject to retrospective rating features was $59 million, $89 million and $76 million for the years ended December 31, 2024, 2023 and 2022, respectively. This represented 3%, 5% and 4% of the total net premiums written for group accident and health for the years ended December 31, 2024, 2023 and 2022, respectively.

23.    PARTICIPATING POLICIES
For the period ended December 31, 2024, 2023 and 2022, premiums under individual and group accident and health participating policies were $0.4 million, $1 million and $1 million, respectively, or less than 1% of total individual and group accident and health premiums earned. The Company accounts for its policyholder dividends based on actual experience of the group and a pre-determined dividend formula. The Company paid and accrued no dividends to policyholders as of December 31, 2024, 2023 and 2022.
For the period ended December 31, 2024, 2023 and 2022, premiums under individual life participating policies were $9 million, $8 million and $7 million, respectively, or less than 1% of total individual life premiums earned. The Company accounts for its policyholder dividends based upon the Plan of Reorganization for the Company’s demutualization. The Company paid and accrued dividends in the amounts of $101 million, $74 million and $25 million to policyholders and did not allocate any additional income to such policyholders as of December 31, 2024, 2023 and 2022, respectively.
24.    RESERVES FOR LIFE CONTRACTS AND DEPOSIT-TYPE CONTRACTS
Individual Life
Individual life insurance future policy benefit reserves are calculated using various methods, interest rates and mortality tables, which are prescribed by the Department and produce reserves that in the aggregate meet the requirements of state laws and regulations. Approximately 60% and 61% of individual life insurance reserves are calculated according to the CRVM, or methods which compare CRVM to policy cash values at December 31, 2024 and 2023, respectively. Approximately 40% and 39% at December 31, 2024 and 2023, respectively, of individual life insurance reserves are determined using the Net Level Premium (“NLP”) method, or by using the greater NLP method reserve or the policy cash value.
Reserves for other supplementary benefits relative to the Company’s life insurance contracts are calculated using methods, interest rates, and tables appropriate for the benefit provided.
As of December 31, 2024 and 2023, the Company did not have any direct written Universal Life product with secondary guarantee features. Business assumed from Hartford included some Universal Life products with secondary guarantees and the Company’s reserve methodology is compliant with appropriate state prescribed method. Reserves for these products were 100% ceded to its affiliate, PLAZ.
For life insurance contracts, the reserves are calculated based on the Standard Valuation Law and any variation from the state prescribed valuation method is taken into account in the Aggregate Sufficiency Testing.
For certain non-interest sensitive ordinary life plans, the Company waives deduction of deferred fractional premiums upon death of insured. Return of the unearned portion of the final premium is governed by the terms of the contract.
The reserve for waiver of the deduction of deferred fractional premiums upon death of the insured, and for return of a portion of final premium for periods beyond the date of death is at least as great as that computed using the minimum standards of mortality, interest and valuation method, taking into account the aforementioned treatment of premiums. The Company does not promise surrender values in excess of the legally computed reserves.
For certain policies, extra premiums are charged for substandard lives, in addition to the regular gross premiums for the true age. Mean reserves for traditional insurance products are determined by computing the regular mean reserve for the plan at the true age, and adding

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2024, 2023 AND 2022

one-half (1/2) of the extra premium charge for the year. For plans with explicit mortality charges, mean reserves are based on appropriate multiples of standard rates of mortality.
Reserves on policies issued at or subsequently subject to a premium for extra mortality or otherwise issued on lives classed as substandard for the plan of contract issued or on special class lives, including paid-up insurance, are reported according to mortality and interest bases applicable to the respective years of issue. In addition, an extra mortality reserve is held for ordinary life insurance policies classed as group conversions, or otherwise substandard, equal to the excess, if any, over a basic reserve, of a substandard reserve based on mortality rates appropriately increased over the standard class mortality rates. For all other such policies, the extra mortality reserve is one-half the appropriate net additional premium. Weekly premium policies issued at ages higher than true ages are valued according to the higher ages, as are Ordinary second-to-die policies.
As of December 31, 2024 and 2023, the Company had $2.0 billion and $2.2 billion, respectively, of insurance in force for which gross premiums for the life insurance benefits are less than the net premiums according to the standard of valuation required by the state, respectively.
Reserves calculated for reinsurance dollar denominated products are the CRVM reserve, floored at cash value, plus the unearned premium reserve. The CRVM reserve uses 1980 CSO or 2001 CSO mortality table, depending on the policy issue date. The valuation interest rates in most cases are set at the lower of (a) the maximum permitted valuation rate under the Standard Valuation Law and (b) the interest rate used to determine cash values and nonforfeiture values in the contract. The Active life reserves for the dollar denominated products waiver of premium (WP) benefit are determined using the NLP method. The NLP reserve is based on the 1952 Disability table. Disabled life reserves are based on the 73-76 OASDI continuance table.
Group Life
For group life insurance, approximately 27% and 25% of the reserves at December 31, 2024 and 2023, respectively, are associated with extended death benefits. These reserves are primarily calculated using 2023 Group Life Term Waiver Table at various interest rates. The remaining reserves are unearned premium reserves, reserves for group life fund accumulations and other miscellaneous reserves.
Individual Annuities
Reserves for individual deferred annuity contracts are determined based on CARVM. These reserves account for 65% and 68% of the individual annuity reserves at December 31, 2024 and 2023, respectively. Additional reserves are held for guaranteed minimum death and living benefits under deferred annuities. Reserves for the variable annuity contracts are determined based on the “CARVM for Variable Annuities” (“VACARVM”), which is a principal-based approach described in the VM-21.
The remaining reserves are equal to the present value of future payments using prescribed annuity mortality tables and interest rates. Additional reserves are held for guaranteed minimum death and living benefits under deferred and immediate annuities.
Group Annuities
Reserves for Structured Settlement Annuities are equal to the present value of future benefit payments. The valuation mortality table is the 1983-A Table. For contracts/certificates issued in 2017 and prior, the valuation interest rate is determined based on the issue year of the contract. Contracts issued in 2018 and later are subject to VM-22. Reserves for Structured Settlement Annuities issued in 2017 and prior follow Actuarial Guideline IX- B. Minimum requirements in all states other than New York, require the use of Type A interest rates defined by the dynamic Standard Valuation Law for the special lump sum calculations required under Guideline IX-B. New York requires Type B interest rates. The statutory reserves for all states are calculated using Type B interest rates (which are less than or equal to Type A rates) leading to excess reserves in non-New York states. Under Actuarial Guideline IX-B, payments in excess of 110% of the prior year’s payments are considered lump sum payments and must be valued using the type A valuation interest rates with a guarantee duration equal to the number of years from the date of issue to the date of the lump sum payment. However, as described above, in order to comply with the minimum standards in certain states, structured settlement lump sums are valued using Type B rates which are lower than Type A rates. Payments that are made less frequently than annually or for a period of less than five years are also considered to be lump sums and are therefore valued using Type B rates. Payments other than lump sums are valued using the maximum statutory valuation interest rate appropriate for the guarantee duration of the Structured Settlement Annuity. Structured Settlement Annuities issued in 2018 and later are not subject to Actuarial Guideline IX-B, since this Guideline is superseded by VM-22.
As of September 1, 2023, 72% quota share of Structured Settlement Annuities in-force issued as of December 31, 2022, except for a small block of Liberty Mutual contracts, are ceded to Prismic Life Reinsurance. The ceded reserve also follows the same method as the gross reserve described above. Expense reserve was established on Day 1 of the reinsurance transaction equal to the present value of the expected shortfall between the Company's expected expenses and expense allowance paid by Prismic Life Reinsurance.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2024, 2023 AND 2022

Reserves for annuities purchased under group contracts, now subject to VM-22, are equal to the present value of future payments, using prescribed and permitted mortality tables and interest rates. During 2021, the Company implemented a stochastic statutory reserving framework for certain of its newly issued group annuity contracts. This reserving framework is expected to produce reserves that are better aligned to the underlying risk profile of the impacted contracts. Reserves for other deposit funds reflect the contract deposit account or experience accumulation for the contract.
The reserve for guaranteed interest contracts, deposit funds and other liabilities without life contingencies equal either the present value of future payments discounted at the appropriate interest rate or the fund value, if greater.
Accident & Health
Claim reserves for Group Long Term Disability are discounted at interest rates ranging from 2.0% to 6.75% as of December 31, 2024 and 2023. For non-buyout claims, the interest rate is based on the date of disability. For buyout claims, the interest rate is based on the effective date of the buyout. As of December 31, 2024 and 2023, Group Long Term Disability reserves are calculated using the 2012 GLTD Valuation Table blended with Prudential experience.
Individual Long Term Care active life reserves are one-year full preliminary term reserves. The assumptions for 2024 and 2023 are based on 2014 Milliman Long Term Care Guidelines with modifications for morbidity and company experience with statutory prescribed caps for lapse. Both years are using 1983 GAM for older products and 1994 GAM for the new generation products for mortality. Interest rates range from 3.0% to 4.5% as of December 31, 2024 and 2023, depending on the effective date of coverage of each participant.
Group Long Term Care active life reserves are one-year full preliminary term reserves. The assumptions for 2024 and 2023 are based on 2014 Milliman Long Term Care Guidelines with modifications for morbidity and company experience with statutory prescribed caps for lapse. Both years are using 1983 GAM for older products and 1994 GAM for the new generation products for mortality. Interest rates range from 3.0% to 5.5% as of December 31, 2024 and 2023, depending on the effective date of coverage of each participant.
Individual and Group Long Term Care claim reserves represent the present value of benefits payable to insureds in benefit status using claim termination rates based on 2020 Milliman Long Term Care Guidelines with modification for company experience for 2024 and 2023. Interest rates range from 3.0% to 4.5% as of December 31, 2024 and 2023, depending on the disablement date claim for each claimant.
MetLife Long Term Care active life reserves are using the 1983 GAM mortality table for disability years 2020 and prior and 1994 GAM mortality tables for disability year 2021 and beyond and interest rates ranging from 2.75% to 5.5%. For Disabled Life Reserve, MetLife Termination Experience is used with interest rates ranging from 3.0% to 4.0% as of December 31, 2024 and 2023. For claims incurred in 2021 or later, the rate is 3.0%.
Claim reserves for US Individual Disability are discounted using the 1964 CDT table with interest rate ranging from 3.5% and 6.0% for disability years 1988 and prior, the 1985 CIDA table with interest rate ranging from 3.5% and 6.0% for disability years 1989 through 2020, and the 2013 IDI table with interest rate 3.0% for disability year 2021 and beyond. This applies to both Active life and Disable life reserves as of December 31, 2024 and 2023.
Claim reserves for other Individual Guaranteed Renewable and Cancelable Accident and Health policies were not discounted as of December 31, 2024 and 2023.
Other Disclosures
The Company’s actuarial reserves are also subject to asset adequacy testing analysis, which is performed in each business unit. In accordance with the Actuarial and Opinion Memorandum Regulation (“AOMR”), an evaluation is also performed across the Company to assess asset adequacy reserve requirements for the Company based on the Appointed Actuary’s judgment. Asset adequacy reserves were $375 million and $500 million at December 31, 2024 and 2023, respectively.

Reserves have been determined using accepted actuarial methods applied on a basis consistent with the appropriate Standards of Practice as promulgated by the Actuarial Standards Board and with accounting practices prescribed or permitted by the Department. These actuarial methods have been applied on a basis consistent with the prior year’s methods.

The Tabular Interest has been determined by formula except for individual unmatured annuities, group universal life insurance, group payout annuity reserves, and group annuity fund accumulation reserves, for which tabular interest has been determined from the basic data. The Tabular Less Actual Reserve Released has been determined by formula. The Tabular Cost has been determined by formula except for certain variable and universal life insurance policies for which tabular cost has been determined from the basic data for the calculation of policy reserves. For the determination of Tabular Interest on funds not involving life contingencies for each valuation rate

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2024, 2023 AND 2022

of interest, the tabular interest is calculated as one hundredth of the product of such valuation rate of interest times the mean of the amount of funds subject to such valuation rate of interest held at the beginning and end of the year of valuation.

Tabular Interest has been determined for the business assumed from Hartford by formula as described in the instructions, except for Variable Life, where General Account Interest Credited is used. The Tabular less Actual Reserves Released has been determined by formula as described in the instructions. The Tabular Cost has been determined by formula as described in the instructions, except for certain Variable and Modified Guaranteed life insurance policies, for which Tabular Cost has been determined by the fees charged on the General and Separate accounts, excluding premium loads.
As of December 31, 2023, the change in the general account reserves for group life due to a change in valuation basis was a decrease of $83 million which was due to the following:

Valuation Basis		Group Life	Total
		(in millions)
Change From	Change To
2005 Modified Group Term Life Waiver Table	2023 Group Term Life Waiver Table	$(83)	$(83)
	Total	$(83)	$(83)
As of December 31, 2024 and December 31, 2022, there was no change in the general account reserves as a result of a change in valuation basis.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2024, 2023 AND 2022

25.    SEPARATE ACCOUNTS
25A.    The Company issues traditional variable annuity contracts through its separate accounts for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contract holder, except to the extent of minimum guarantees made by the Company with respect to certain accounts. In addition, the Company issues variable life and variable universal life contracts where the Company contractually guarantees to the contract holder a death benefit even when there is insufficient value to cover monthly mortality and expense charges, whereas otherwise the contract would typically lapse (“no lapse guarantee”).
In accordance with the products/transactions recorded within the Separate Accounts, some assets are considered legally insulated whereas others are not legally insulated from the General Account. The Company’s Separate Account statement included legally insulated assets of $165 billion and $152 billion as of December 31, 2024 and 2023, respectively. The assets legally insulated from the General Account are attributed to the following products/transactions as of December 31:

Product/Transaction	Legally Insulated Assets		Separate Account Assets (Not Legally Insulated)
	2024	2023	2024	2023
	(in millions)
Pension Risk Transfer Group Annuity Contracts - Not reclassed to the General Account	$6,884	$8,678	$—	$—
Pension Risk Transfer Group Annuity Contracts - Reclassed to the General Account for GAAP	73,124	57,637	208	270
Group Annuity Contracts - Not reclassed to the General Account	33,293	37,192	9	24
Group Annuity Contracts - Reclassed to the General Account for GAAP	132	10	1	1
Group Variable Universal Life	180	161	—	—
Private Placement Group Flexible Premium Variable Life Insurance Contract	35,372	33,944	9	7
Registered Group Flexible Premium Variable Life Insurance Contract	5	4	—	—
Variable Life	13,931	12,417	—	—
Variable Annuity	1,791	1,746	2	1
Total (1)	$164,712	$151,789	$229	$303

(1) In addition to assets supporting contract holder liabilities the separate account assets above also support other liabilities.

Some Separate Account liabilities are guaranteed by the General Account. As of December 31, 2024 and 2023, the Company’s General Account had a maximum guarantee for Separate Account liabilities of $3.7 billion and $3.4 billion, respectively. To compensate the General Account for the risk taken, the Separate Account, excluding those assessed as a component of an overall insurance charge (where it is impractical to bifurcate each underlying charge), has paid risk charges of $18 million, $19 million and $22 million as of December 31, 2024, 2023 and 2022, respectively.

The Company’s General Account has paid $16 million, $22 million and $21 million towards Separate Account guarantees for the years ended December 31, 2024, 2023 and 2022, respectively.
The Company engages in securities lending transactions within the Separate Account. In accordance with such transactions conducted from the Separate Account, the Company’s securities lending policies and procedures are not materially different from the General Account policies and procedures, except that certain collateral is not included in assets and cash collateral held for loaned securities. For the period ended December 31, 2024 and 2023, the market value of loaned securities within the Separate Accounts was $3.2 billion and $1.8 billion, respectively.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2024, 2023 AND 2022

25B.    General Nature and Characteristics of Separate Accounts
Separate Accounts assets and liabilities represent segregated funds, which are administered for pension and policyholders. The assets consist of common stocks, long-term bonds, real estate, mortgages and short-term investments. The liabilities consist of reserves established to meet withdrawal and future benefit payment contractual provisions. Investment risks associated with market value changes are generally borne by the policyholders, except to the extent of minimum guarantees made by the Company with respect to certain accounts.
The following table provides the Company’s separate account premiums, considerations or deposits and reserves as of December 31:

	2024
	Nonindexed Guarantee Less than/equal to 4%	Nonindexed Guarantee more than 4%	Nonguaranteed Separate Accounts	Total
	(in millions)
Premiums, considerations or deposits for period ended 12/31/2024 (1)	$26	$16,405	$17,012	$33,443
Reserves as of 12/31/2024
For accounts with assets at:
Market Value	$9,114	$1,156	$53,619	$63,889
Amortized Cost	30,907	38,250	15,559	84,716
Total Reserves	$40,021	$39,406	$69,178	$148,605

By withdrawal characteristics
Subject to discretionary withdrawal:
With MV adjustment	$1,625	$1,038	$—	$2,663
At book value without MV adjustment and with current surrender charge of 5% or more	—	—	—	—
At market value	1,129	118	53,619	54,866
At book value without MV adjustment and with current surrender charge of less than 5%	12	—	15,559	15,571
Subtotal	2,766	1,156	69,178	73,100
Not subject to discretionary withdrawal	37,255	38,250	—	75,505
Total	$40,021	$39,406	$69,178	$148,605

(1) Revised to correct amounts in the Nonindexed Guarantee more than 4% and Nonguaranteed Separate Accounts columns reported in the 2024 annual statement.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2024, 2023 AND 2022

The following table provides the Company’s separate account premiums, considerations or deposits and reserves as of December 31:

	2023
	Nonindexed Guarantee Less than/equal to 4%	Nonindexed Guarantee more than 4%	Nonguaranteed Separate Accounts	Total
	(in millions)
Premiums, considerations or deposits for period ended 12/31/2023	$117	$5,703	$7,798	$13,618
Reserves as of 12/31/2023
For accounts with assets at:
Market Value	$11,537	$—	$69,948	$81,485
Amortized Cost	24,044	32,643	—	56,687
Total Reserves	$35,581	$32,643	$69,948	$138,172

By withdrawal characteristics
Subject to discretionary withdrawal:
With MV adjustment	$2,728	$—	$—	$2,728
At book value without MV adjustment and with current surrender charge of 5% or more	—	—	—	—
At market value	1,019	—	69,948	70,967
At book value without MV adjustment and with current surrender charge of less than 5%	10	—	—	10
Subtotal	3,757	—	69,948	73,705
Not subject to discretionary withdrawal	31,824	32,643	—	64,467
Total	$35,581	$32,643	$69,948	$138,172

Transfers as reported in the Summary of Operations of the Separate Accounts Statement as of December 31:

	2024	2023	2022
	(in millions)
Transfers to Separate Accounts	$33,013	$13,355	$20,791
Transfers from Separate Accounts	27,931	19,488	13,311
Net transfers to (from) Separate Accounts	$5,082	$(6,133)	$7,480

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2024, 2023 AND 2022

26. RECONCILIATION BETWEEN AUDITED STATUTORY FINANCIAL STATEMENTS AND THE ANNUAL STATEMENT FILED WITH THE STATE OF DOMICILIARY

The following table presents amounts as reported in the Annual Statement filed with the Department and the adjustments made to the audited statutory financial statements as of December 31, 2024:

	Annual Statement	Adjustment	Audited Statutory Financial Statements
	(in millions)
Statements of Cash Flows:

CASH FLOWS FROM INVESTING ACTIVITIES:
Proceeds from investments sold, matured or repaid
Bonds	$15,234	$(7,945)	$7,289
Mortgage loans on real estate	3,178	(876)	2,302
Miscellaneous proceeds	122	517	639
Payments for investments acquired
Miscellaneous applications	9,022	(8,304)	718

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

ANNUAL STATEMENT SCHEDULE 1 - SELECTED FINANCIAL DATA
FOR THE YEAR ENDED DECEMBER 31, 2024

The accompanying supplemental schedules and interrogatories present selected financial data as of December 31, 2024 and for the year then ended for purposes of complying with the NAIC Annual Statement Instructions and the NAIC SAP. They agree to or are included in the amounts reported in the Company’s 2024 Statutory Annual Statement as filed with NJDOBI. Captions not presented are not applicable to the Company.

(in millions)
Investment Income Earned:
U.S. Government Bonds	$214
Other bonds (unaffiliated)	3,729
Bonds of affiliates	128
Preferred stocks (unaffiliated)	2
Preferred stocks of affiliates	—
Common stocks (unaffiliated)	19
Common stocks of affiliates	216
Mortgages loans	829
Real estate	84
Premium notes, policy loans and liens	94
Cash, cash equivalents and short-term investments	117
Derivative instruments	229
Other invested assets	771
Aggregate write-ins for investment income	17
Gross investment income	$6,449

Real Estate Owned - Book Value less Encumbrances	$269

Mortgage Loans - Carrying Value:
Agricultural mortgages	$3,474
Residential mortgages	—
Commercial mortgages	15,700
Mezzanine loans	64
Total mortgage loans	$19,238

Mortgage Loans by Standing - Carrying Value:
Good standing	$18,847
Good standing with restructured terms	70
Interest overdue more than three months, not in foreclosure	321
Foreclosure in process	—
Total mortgage loans	$19,238

Other Long Term Assets - Statement Value	$9,772

Bonds and Stocks of Parents, Subsidiaries and Affiliates - Book Value:
Bonds	$2,731
Preferred stocks	$—
Common stocks	$11,429

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

ANNUAL STATEMENT SCHEDULE 1 - SELECTED FINANCIAL DATA
FOR THE YEAR ENDED DECEMBER 31, 2024

(in millions)
Bonds, Short-Term Investments, and Cash Equivalents by NAIC Designation and Maturity:

Bonds by Maturity - Statement Value:
Due within one year or less	$6,908
Over 1 year through 5 years	20,923
Over 5 years through 10 years	17,781
Over 10 years through 20 years	17,905
Over 20 years	24,698
Total by Maturity	$88,215

Bonds by NAIC Designation - Statement Value:
NAIC 1	$48,283
NAIC 2	35,584
NAIC 3	2,602
NAIC 4	1,063
NAIC 5	532
NAIC 6	151
Total by NAIC Designation	$88,215

Total Bonds Publicly Traded	$56,157
Total Bonds Privately Placed	$32,058

Preferred Stocks - Statement Value	$188
Common Stocks - Market Value	$12,493
Short-Term Investments - Book Value	$425
Options, Caps & Floors Owned - Statement Value	$190
Options, Caps & Floors Written and In Force - Statement Value	$(170)
Collar, Swap & Forward Agreements Open - Statement Value	$1,124
Futures Contracts Open - Current Value	$27
Cash on Deposit	$669

Life Insurance in Force:
Industrial	$1,738
Ordinary	$1,027,659
Credit Life	$—
Group Life	$2,260,455

Amount of Accidental Death Insurance in Force Under Ordinary Policies	$23,894

Life Insurance Policies with Disability Provisions in Force:
Industrial	$1,632
Ordinary	$30,605
Credit Life	$—
Group Life	$848,722

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

ANNUAL STATEMENT SCHEDULE 1 - SELECTED FINANCIAL DATA
FOR THE YEAR ENDED DECEMBER 31, 2024

(in millions)
Supplementary Contracts in Force:
Ordinary - Not Involving Life Contingencies
Amount on Deposit	$2,338
Income Payable	$—
Ordinary - Involving Life Contingencies Income Payable	$—

Group - Not Involving Life Contingencies
Amount on Deposit	$1,671
Income Payable	$75
Group - Involving Life Contingencies Income Payable	$20

Annuities:
Ordinary
Immediate - Amount of Income Payable	$190
Deferred - Fully Paid Account Balance	$17,557
Deferred - Not Fully Paid Account Balance	$165

Group
Amount of Income Payable	$897
Fully Paid Account Balance	$6,059
Not Fully Paid Account Balance	$—

Accident and Health Insurance - Premiums in Force:
Other	$246
Group	$1,954
Credit	$—

Deposit Funds and Dividend Accumulations:
Deposit Funds - Account Balance	$11,014
Dividend Accumulations - Account Balance	$73

Claim Payments 2024:
Group Accident and Health
2024	$466
2023	$766
2022	$796
Other Accident & Health
2024	$16
2023	$71
2022	$92
Other Coverages that use developmental methods to calculate claims reserves
2024	$—
2023	$—
2022	$—

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

SUPPLEMENTAL INVESTMENTS RISKS INTERROGATORIES SCHEDULE
FOR THE YEAR ENDED DECEMBER 31, 2024

(in millions)
Total admitted assets as reported in the Company’s Annual Audited Statement:	$150,468

The ten largest exposures, by investment category, to a single issue, borrower, or investment, excluding U.S. government, U.S. government agency securities and those U.S. government money market funds listed in the Appendix to the SVO Purposes and Procedures Manual as exempt, property occupied by the Company, and policy loans:

Investment Category	Book Value	Percentage of Total Admitted Assets
	($ in millions)
Affiliated Common Stock -PRUCO Life Insurance Company	$5,729	3.8%
Joint Venture Interests - Affiliated Common Stock - Ironbound Fund LLC	$1,273	0.8%
Common Stock / Cash Equivalent - DRYDEN CORE FUND MM SER MMMF	$1,081	0.7%
Long Term Bond - Prudential Realty Secs	$1,021	0.7%
Common Stock / Long Term Bond - ISHARES	$744	0.5%
Joint Venture Interests - Affiliated Common Stock - Prudential Impact Investments Private Equity LLC ............................	$702	0.5%
Cash Equivalent/Long Term Bond - GOLDMAN SACHS	$632	0.4%
Affiliated Common Stock -Prudential Realty Securities, Inc	$554	0.4%
Long Term Bond - BANK OF AMERICA CORP	$463	0.3%
Joint Venture Interests - Affiliated Common Stock - Passaic Fund LLC	$427	0.3%

Total admitted assets held in bonds and preferred stocks by NAIC rating:

Bonds	Book Value	Percentage of Total Admitted Assets	Preferred Stock	Book Value	Percentage of Total Admitted Assets
($ in millions)

NAIC-1	$48,283	32.1%	NAIC-1	$49	0.0%
NAIC-2	$35,584	23.6%	NAIC-2	$—	0.0%
NAIC-3	$2,602	1.7%	NAIC-3	$—	0.0%
NAIC-4	$1,063	0.7%	NAIC-4	$—	0.0%
NAIC-5	$532	0.4%	NAIC-5	$109	0.1%
NAIC-6	$151	0.1%	NAIC-6	$30	0.0%

Assets held in foreign investments:

Total admitted assets held in foreign investments	$23,824	15.8%
Foreign-currency-denominated investments	$11,432	7.6%
Insurance liabilities denominated in that same foreign currency	$—	0.0%

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

SUPPLEMENTAL INVESTMENTS RISKS INTERROGATORIES SCHEDULE
FOR THE YEAR ENDED DECEMBER 31, 2024

	Book Value	Percentage of Total Admitted Assets
	($ in millions)

Aggregate foreign investment exposure categorized by NAIC sovereign rating:

Countries rated NAIC-1	$20,980	13.9%
Countries rated NAIC-2	$2,540	1.7%
Countries rated NAIC-3 or below	$304	0.2%

Largest foreign investment exposures by country, categorized by the country’s NAIC sovereign designation:

Countries rated NAIC-1:
Country: United Kingdom	$5,641	3.7%
Country: Cayman Islands	$3,829	2.5%

Countries rated NAIC- 2:
Country: Italy	$1,017	0.7%
Country: Mexico	$698	0.5%

Countries rated NAIC-3 or below:
Country: Brazil	$153	0.1%
Country: Colombia	$63	0.0%

Aggregate unhedged foreign currency exposure:	$929	0.6%

Aggregate unhedged foreign currency exposure categorized by NAIC sovereign rating:

Countries rated NAIC-1	$748	0.5%
Countries rated NAIC-2	$41	0.0%
Countries rated NAIC-3 or below	$140	0.1%

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

SUPPLEMENTAL INVESTMENTS RISKS INTERROGATORIES SCHEDULE
FOR THE YEAR ENDED DECEMBER 31, 2024

	Book Value	Percentage of Total Admitted Assets
	($ in millions)

Two largest unhedged foreign currency exposures to a single country, categorized by NAIC sovereign rating:

Countries rated NAIC-1:
Country 1: United Kingdom	$275	0.2%
Country 2: Ireland	$184	0.1%

Countries rated NAIC-2:
Country 1: Italy	$28	0.0%
Country 2: Mexico	$11	0.0%

Countries rated NAIC-3 or below:
Country 1: Brazil	$140	0.1%

The ten largest non-sovereigns (i.e., non-governmental) foreign issues, by NAIC rating:

NAIC - 1 - Scottish Hydro Electric Trans	$272	0.2%
NAIC - 1 - Ferrero International S.A.	$256	0.2%
NAIC - 1 - Ichthys LNG Pty Ltd	$228	0.2%
NAIC - 1 - SOUND POINT CLO I LTD	$190	0.1%
NAIC - 1 - MaxamCorp	$187	0.1%
NAIC - 1 - CARVAL CLO	$182	0.1%
NAIC - 1 - BAE Systems plc	$173	0.1%
NAIC - 1 - Madison Park Funding Ltd	$160	0.1%
NAIC - 1 - SMITH & NEPHEW PLC	$156	0.1%
NAIC - 1 - Interhoerbiger Finanz AG	$156	0.1%

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

SUPPLEMENTAL INVESTMENTS RISKS INTERROGATORIES SCHEDULE
FOR THE YEAR ENDED DECEMBER 31, 2024

The ten largest equity interests (including investments in shares of mutual funds, preferred stocks, publicly traded equity securities, and other equity securities and excluding money market and bond mutual funds listed in the Appendix to the SVO Purposes and Procedures Manual as exempt or Class 1):

	Book Value	Percentage of Total Admitted Assets
	($ in millions)

PRUCO Life Insurance Company	$5,729	3.8%
Colico Inc	$2,321	1.5%
Orchard Street Acres Inc.	$1,605	1.1%
Ironbound Fund LLC	$1,273	0.8%
ISHARES	$744	0.5%
Prudential Impact Investments Private Equity LLC	$702	0.5%
Colico II Inc	$616	0.4%
Prudential Realty Securities, Inc.	$554	0.4%
Passaic Fund LLC	$427	0.3%
PGIM Capital Partners VI, L.P.	$348	0.2%

The ten largest fund managers of nonaffiliated, privately placed equities:

	Total Invested	Diversified	Nondiversified
	(in millions)

Warburg Pincus Global Growth 14, L.P.	$196	$196	$—
PRISA III Fund LP - PRP	$189	$189	$—
Federal Home Loan Bank of NY	$142	$—	$142
Peak Reinsurance Holdings Ltd	$127	$—	$127
Lion Industrial Properties, L.P.	$115	$115	$—
WP Dynasty Holdings I, L.P.	$105	$105	$—
NNE Holding LLC	$94	$—	$94
Jennison Global Healthcare Fund L.P.	$67	$67	$—
Genstar Capital Partners VIII, L.P.	$63	$63	$—
Arlington Capital Partners IV, L.P.	$62	$62	$—

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

SUPPLEMENTAL INVESTMENTS RISKS INTERROGATORIES SCHEDULE
FOR THE YEAR ENDED DECEMBER 31, 2024

The ten largest aggregate mortgage interests. The aggregate mortgage interest represents the combined value of all mortgages secured by the same property or same group of properties:

	Book Value	Percentage of Total Admitted Assets
	($ in millions)

AG William H. Gates,III	$444	0.3%
AG Assemi Group	$186	0.1%
AG The Wonderful Company, LLC	$184	0.1%
COMM Clarion Partners	$177	0.1%
AG Arbejdsmarkedets Tillægspension (ATP)	$172	0.1%
COMM C.J. SEGERSTROM & SONS	$167	0.1%
COMM Stockbridge Capital Group, LLC	$148	0.1%
AG Brewster Heights Packing and Orchards, LP	$147	0.1%
COMM Scape Living PLC	$135	0.1%
COMM Harrison Street	$134	0.1%

Amount and percentage of the reporting entity’s total admitted assets held in the following categories of mortgage loans:

Construction loans	$76	0.1%
Mortgage loans over 90 days past due	$320	0.2%
Mortgage loans in the process of foreclosure	$—	0.0%
Mortgage loans foreclosed	$—	0.0%
Restructured mortgage loans	$70	0.0%

Aggregate mortgage loans having the following loan–to-value ratios as determined from the most current appraisal as of the annual statement date:

	Residential		Commercial		Agricultural
Loan-to-Value	Carrying Value	Percentage	Carrying Value	Percentage	Carrying Value	Percentage
	($ in millions)

Above 95%	$—	0.0%	$401	0.3%	$243	0.2%
91% to 95%	$—	0.0%	$119	0.1%	$3	0.0%
81% to 90%	$—	0.0%	$1,058	0.7%	$29	0.0%
71% to 80%	$—	0.0%	$2,329	1.5%	$—	0.0%
Below 70%	$—	0.0%	$11,857	7.9%	$3,199	2.1%

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

SUPPLEMENTAL INVESTMENTS RISKS INTERROGATORIES SCHEDULE
FOR THE YEAR ENDED DECEMBER 31, 2024

	At Year-End		(UNAUDITED) At End of Each Quarter
	Book Value	Percentage	1st Quarter Book Value	2nd Quarter Book Value	3rd Quarter Book Value
	($ in millions)

Securities lending (do not include assets held as collateral for such transactions)	$4,890	3.2%	$3,907	$4,561	$5,086
Repurchase agreements	$4,752	3.2%	$4,394	$3,991	$4,252
Reverse repurchase agreements	$—	0.0%	$—	$—	$—
Dollar repurchase agreements	$—	0.0%	$—	$—	$—
Dollar reverse agreements	$—	0.0%	$—	$—	$—

The amounts and percentages of the Company’s total admitted assets for warrants not attached to the other financial instruments, options, caps, and floors:

	Owned		Written
	Book Value	Percentage	Book Value	Percentage
	($ in millions)

Hedging	$190	0.1%	$(170)	(0.1)%
Income Generations	$—	0.0%	$—	0.0%
Other	$—	0.0%	$—	0.0%

	At Year-End		(UNAUDITED) At End of Each Quarter
	Book Value	Percentage	1st Quarter Book Value	2nd Quarter Book Value	3rd Quarter Book Value
	($ in millions)
Hedging	$1,220	0.8%	$1,181	$1,175	$1,175
Income Generation	$—	0.0%	$—	$—	$—
Replications	$2,713	1.8%	$3,930	$3,052	$2,679
Other	$—	0.0%	$—	$—	$—

The amounts and percentages of the Company’s total admitted assets of the potential exposure (defined as the amount determined in accordance with the NAIC Annual Statement Instructions) for future contracts:

	At Year-End		(UNAUDITED) At End of Each Quarter
	Book Value	Percentage	1st Quarter Book Value	2nd Quarter Book Value	3rd Quarter Book Value
	($ in millions)
Hedging	$275	0.2%	$304	$306	$301
Income Generation	$—	0.0%	$—	$—	$—
Replications	$—	0.0%	$—	$—	$—
Other	$—	0.0%	$—	$—	$—

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

SUMMARY INVESTMENT SCHEDULE
FOR THE YEAR ENDED DECEMBER 31, 2024

By Investment Category	Gross Investment Holdings of the Company		Admitted Assets as Reported by the Company
	Book Value	Percentage	Book Value	Securities Lending Reinvested Collateral	Total	Percentage

	($ in millions)
Long-Term Bonds:
U.S. governments	$5,497	3.9%	$5,497	$—	$5,497	3.9%
All other governments	1,672	1.2%	1,672	—	1,672	1.2%
U.S. states, territories and possessions, etc. guaranteed	222	0.2%	222	—	222	0.2%
U.S. political subdivisions of states, territories, and possessions, guaranteed	163	0.1%	163	—	163	0.1%
U.S. special revenue and special assessment obligations, etc. nonguaranteed	3,607	2.6%	3,607	10	3,617	2.6%
Industrial and miscellaneous	65,600	47.0%	65,600	5,717	71,317	51.2%
Hybrid securities	76	0.1%	76	—	76	0.1%
Parent, subsidiaries and affiliates	2,608	1.9%	2,608	123	2,731	2.0%
SVO identified funds	—	0.0%	—	—	—	0.0%
Unaffiliated Bank loans	556	0.4%	556	—	556	0.4%
Total long-term bonds	$80,001	57.4%	$80,001	$5,850	$85,851	61.7%

Preferred stocks:
Industrial and miscellaneous (Unaffiliated)	$188	0.1%	$188	$—	$188	0.1%
Parent, subsidiaries and affiliates	—	0.0%	—	—	—	0.0%
Total preferred stocks	$188	0.1%	$188	$—	$188	0.1%

Common stocks:
Industrial and miscellaneous Publicly traded (Unaffiliated)	$748	0.5%	$748	$—	$748	0.5%
Industrial and miscellaneous Other (Unaffiliated)	316	0.2%	316	—	316	0.2%
Parent, subsidiaries and affiliates Publicly traded	—	0.0%	—	—	—	0.0%
Parent, subsidiaries and affiliates Other	11,429	8.2%	11,429	—	11,429	8.2%
Mutual funds	—	0.0%	—	—	—	0.0%
Unit investment trusts	—	0.0%	—	—	—	0.0%
Closed-end funds	—	0.0%	—	—	—	0.0%
Total common stocks	$12,493	8.9%	$12,493	$—	$12,493	8.9%

.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

SUMMARY INVESTMENT SCHEDULE
FOR THE YEAR ENDED DECEMBER 31, 2024

By Investment Category	Gross Investment Holdings of the Company		Admitted Assets as Reported by the Company
	Book Value	Percentage	Book Value	Securities Lending Reinvested Collateral	Total	Percentage

	($ in millions)

Mortgage loans:
Agricultural	$3,487	2.5%	$3,487	$28	$3,515	2.5%
Residential properties	—	0.0%	—	—	—	0.0%
Commercial loans	14,893	10.7%	14,893	827	15,720	11.3%
Mezzanine real estate loans	64	0.1%	64	—	64	0.0%
Total valuation allowance	(61)	0.0%	(61)	—	(61)	0.0%
Total mortgage loans, net of allowance	$18,383	13.3%	$18,383	$855	$19,238	13.8%

Real estate investments:
Property occupied by company	$192	0.1%	$192	$—	$192	0.1%
Property held for production of income	77	0.1%	77	—	77	0.1%
Property held for sale	—	0.0%	—	—	—	0.0%
Total real estate	$269	0.2%	$269	$—	$269	0.2%

Cash, cash equivalents and short-term investments:
Cash	$669	0.5%	$669	$123	$792	0.6%
Cash equivalents	2,134	1.5%	2,134	715	2,849	2.0%
Short-term investments	425	0.3%	425	824	1,249	0.9%
Total cash, cash equivalents and short-term investments	$3,228	2.3%	$3,228	$1,662	$4,890	3.5%

Policy Loans	$2,007	1.4%	$2,007	$—	$2,007	1.4%
Other invested assets	9,772	7.0%	9,772	—	9,772	7.0%
Derivatives	4,054	3.0%	4,054	17	4,071	3.0%
Receivables for securities	105	0.1%	105	—	105	0.1%
Securities Lending	8,384	6.0%	8,384	N/A	N/A	N/A
Cash collateral for variation margin	445	0.3%	445	—	445	0.3%
Total Invested Assets	$139,329	100.0%	$139,329	$8,384	$139,329	100.0%

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

SUPPLEMENTAL SCHEDULE OF REINSURANCE DISCLOSURES
FOR THE YEAR ENDED DECEMBER 31, 2024

The following information regarding reinsurance contracts is presented to satisfy the disclosure requirements in SSAP No. 61R which apply to reinsurance contracts entered into, renewed or amended on or after January 1, 1996.

1.Has the Company reinsured any risk with any other entity under a reinsurance contract (or multiple contracts with the same reinsurer or its affiliates) that is subject to Appendix A-791, Life and Health Reinsurance Agreements, and includes a provision that limits the reinsurer’s assumption of significant risks identified in Appendix A-791?

Yes	No	x

2.Has the Company reinsured any risk with any other entity under a reinsurance contract (or multiple contracts with the same reinsurer or its affiliates) that is not subject to Appendix A-791, for which reinsurance accounting was applied and includes a provision that limits the reinsurer’s assumption of risk?

Yes	No	x

3.Does the Company have any reinsurance contracts (other than reinsurance contracts with a federal or state facility) that contain one or more of the following features which result in delays in payment in form or in fact:

a.Provisions that permit the reporting of losses to be made less frequently than quarterly;
b.Provisions that permit settlements to be made less frequently than quarterly;
c.Provisions that permit payments due from the reinsurer to not be made in cash within ninety days of the settlement date (unless there is no activity during the period); or
d.The existence of payment schedules, accumulating retentions from multiple years, or any features inherently designed to delay timing of the reimbursement to the ceding entity.

Yes	No	x

4.Has the Company reflected reinsurance accounting credit for any contracts that are not subject to Appendix A-791 and not yearly renewable term reinsurance, which meet the risk transfer requirements of SSAP No. 61R?

Assumption reinsurance – new for the reporting period (1)	Yes	No	x
Non-proportional reinsurance, which does not result in significant surplus relief	Yes	No	x

5.Has the Company ceded any risk in a reinsurance agreement that is not subject to Appendix A-791 and not yearly renewable term reinsurance, under any reinsurance contract (or multiple contracts with the same reinsurer or its affiliates) during the period covered by the financial statements, and either:

a.Accounted for that contract as reinsurance under SAP and as a deposit under GAAP

Yes	No	x	N/A

b.Accounted for that contract as reinsurance under GAAP and as a deposit under SAP?

Yes	No	x	N/A

(1) This disclosure relates to ceding companies with assumption reinsurance agreements (paragraph 60 of SSAP 61R) entered into during the current year for which indemnity reinsurance is being applied for policyholders who have not yet agreed to the transfer to the new insurer or for which the regulator has not yet approved the novation to the new insurer.